Exhibit 99.8

2022-23

Government Estimates

General Revenue Fund

2022-23

Government Estimates

General Revenue Fund

Presented by the Honourable Travis Toews

President of Treasury Board and Minister of Finance

in the Legislative Assembly of Alberta

February 24, 2022

ISBN 978-1-4601-5327-7

(print) ISBN 978-1-4601-5328-4 (PDF)

ISSN 2562-9166 (print)

ISSN 2562-9174 (online)

PREFACE

The 2022-23 Government Estimates reports the requirements for public monies from the General Revenue Fund to fund the operations of the Government of Alberta for the year commencing April 1, 2022. Together with the 2022-23 Offices of the Legislative Assembly Estimates, the estimates identify the total requirements for public monies from the General Revenue Fund for the year.

The estimates documents focus on the specific legislative requirements set out in section 24 of the Financial Administration Act. Further supplementary information on related financial entities and consolidation adjustments can be found in the 2022-23 Entity Financial Information published in electronic form on the Budget 2022 website, and on the government’s open data portal at https://open.alberta.ca/opendata.

This Preface provides a summary of the information presented in the 2022-23 Government Estimates, an overview of the appropriations process, a summary of major changes in organization structure and financial reporting policy, and definitions of supply votes and selected terms.

The Schedule of Amounts to be Voted illustrates how the supply votes will be presented in the bill for the Appropriation Act, 2022 to be tabled in the Legislative Assembly.

Summaries of the Government Estimates are provided in the following tables:

◾	Total Government Estimates by Type of Vote;
◾	Reconciliation of Supply Votes to Consolidated Government Estimate;
◾	Voted Amounts by Department;
◾	Statutory Amounts by Department;
◾	Non-cash Amounts by Department; and
◾	Entity Statutory Amounts by Ministry.

The Details of the 2022-23 Government Estimates presents information on amounts for each department to be drawn from the General Revenue Fund as required by section 24 of the Financial Administration Act. The details include the following information, as applicable:

◾	Amounts to be Voted;
◾	Description of Supply Vote Programs;
◾	Supply Votes by Type and Program;
◾	Voted Amounts Funded by Credit or Recovery; and
◾	Amounts Not Required to be Voted.

In addition to the information specifically required by the Financial Administration Act, the details presented include supplementary financial information showing the relation between each ministry’s supply vote amounts and the consolidated fiscal plan:

◾	Reconciliation of Supply Vote to the Consolidated Government Estimate by program and by type of Fiscal Plan spending category; and
◾	Statement of Operations, Change in Capital Assets, and Change in Inventory Assets, as appropriate, for the ministry.

Appropriations from the General Revenue Fund

In Alberta, the supply process is governed by the conventions and legal requirements of the Canadian Constitution, Alberta’s Financial Administration Act, and the Standing Orders of the Legislative Assembly of Alberta.

When the 2022-23 Government Estimates is tabled in the Legislative Assembly, the government makes a motion to refer the report to Legislative Policy Committees for consideration. After the Legislative Policy Committees’ discussions, the Committee of Supply will pass a resolution affirming certain estimate amounts as allocated to each supply vote. Finally, the supply votes as approved by the resolutions of Committee of Supply will be drafted into the Appropriation Act, 2022 Bill and introduced to the Legislative Assembly. Once this bill is enacted by royal assent, the government will have the authority to draw cash from the General Revenue Fund up to the limits of the supply votes set out in the Act.

i	PREFACE

The 2022-23 Government Estimates details the estimated amounts required by each department for the fiscal year (April 1 to March 31). Each department’s estimate amounts are divided into:

◾	those that require authority to draw cash from the General Revenue Fund under a supply vote pursuant to an appropriation act; and
◾	those that do not require a supply vote either because the amounts already have disbursement authority under a statute other than an appropriation act, or because no cash disbursement is required.

Non-cash amounts do not require a supply vote, an appropriation act or any other statutory authority because these amounts do not require any expenditure or payment of public money. Most non-cash amounts are for expenses related to cash disbursed under a supply vote in a previous fiscal year. For example, amortization expense is related to the cash disbursements authorized under a capital investment vote when the capital asset was built or acquired. Other non-cash amounts are for transactions that will not require cash, such as the year-over-year changes in vacation benefit liabilities.

Budget Presentation and Government Organization Methodology

Budget 2022 documents present the fully consolidated financial reporting entity of the Alberta Government including all entities financially controlled by the Province under Public Sector Accounting Board (PSAB) standards and guidance. These 2022-23 Government Estimates reflect the Province’s budget presentation methodology and the organization of government ministries as of February 24, 2022.

As in past budgets, the comparable amounts presented in these estimates may not match the amounts originally presented in the Government of Alberta 2020-21 Annual Report released on June 30, 2021 or the Budget 2021 documents tabled on February 25, 2021. Any such differences are the result of adjustments applied to maintain the comparability of prior year amounts with the 2022-23 estimate amounts.

Budget 2022 includes no significant program or organizational structure changes.

Definitions of Supply Votes and Other Terms

An Estimate is the amount requested by the government to meet each of its planned commitments for the fiscal year commencing April 1, 2022. The Financial Administration Act requires the 2022-23 Government Estimates to report estimates of any amount that will require a cash withdrawal from the General Revenue Fund.

An Appropriation is an authorization to withdraw and expend public money from the General Revenue Fund or another provincial fund. Following parliamentary tradition, the Financial Administration Act requires that all such authorities be provided in legislation passed by the Legislative Assembly. Appropriations may be created by an appropriation act or other statute. Appropriation acts are drafted to contain the specific set of supply votes that have been resolved by the Committee of Supply.

A Supply Vote is a discrete allocation from the 2022-23 estimates that defines the amount of cash funding that may be drawn from the General Revenue Fund for a specified purpose. Following the principle of ministerial accountability, supply votes are divided along departmental lines. For most ministries, three types of supply vote are used in the 2022-23 Government Estimates: Expense, Capital Investment and Financial Transactions. A fourth type of supply vote has been provided for the Ministry of Treasury Board and Finance for a Contingency.

Expense consists of cash disbursements for the purposes of salaries, supplies and services, grants for operating and capital purposes, as well as interest expense and other debt servicing costs for borrowing related to both capital and general government purposes. These amounts include capital payments to related parties that are expected to result in the creation of a tangible capital asset for that related party or for the consolidated government as a whole. Capital payments to related parties are shown under a separate header.

Capital Investment consists of cash disbursements for the purposes of investments in department tangible capital assets valued at $5,000 or more.

ii PREFACE

Financial Transactions consist of cash disbursements for the purposes of payments for the reduction of a liability (including debt repayment), the acquisition of financial assets (including in particular the making of loans or advances), or the purchase of inventories. Financial liabilities for alternatively financed capital projects are reduced by payments from a Financial Transactions vote.

The Contingency consists of provisional funding authority that is transferrable to any ministry to address requirements for disasters, emergencies, COVID-19 response, economic recovery, and other contingencies as directed by the Lieutenant Governor in Council during the fiscal year.

iii	PREFACE

SCHEDULE OF AMOUNTS TO BE VOTED

VOTE	Estimate

ADVANCED EDUCATION

Expense	$2,545,525,000
Capital Investment	25,000
Financial Transactions	980,100,000

AGRICULTURE, FORESTRY AND RURAL ECONOMIC DEVE LOPMENT

Expense	$639,200,000
Capital Investment	11,096,000
Financial Transactions	1,310,000

CHILDREN’S SERVICES

Expense	$2,066,316,000
Capital Investment	7,500,000

COMMUNITY AND SOCIAL SERVICES

Expense	$3,949,317,000
Capital Investment	547,000

CULTURE AND STATUS OF WOMEN

Expense	$260,123,000
Capital Investment	2,331,000
Financial Transactions	2,093,000

EDUCATION

Expense	$5,007,471,000
Capital Investment	565,000
Financial Transactions	18,117,000

ENERGY

Expense	$551,832,000
Capital Investment	500,000
Financial Transactions	96,970,000

ENVIRONMENT AND PARKS

Expense	$584,695,000
Capital Investment	93,891,000
Financial Transactions	4,019,000

EXECUTIVE COUNCIL

Expense	$18,680,000
Capital Investment	25,000

HEALTH

Expense	$22,421,131,000
Capital Investment	25,276,000
Financial Transactions	84,976,000

1	Government

SCHEDULE OF AMOUNTS TO BE VOTED... continued

VOTE	Estimate

INDIGENOUS RELATIONS

Expense	$181,394,000

Capital Investment	25,000

INFRASTRUCTURE

Expense	$441,442,000
Capital Investment	1,879,397,000
Financial Transactions	25,473,000

JOBS, ECONOMY AND INNOVATION

Expense	$468,335,000
Capital Investment	2,625,000
Financial Transactions	25,000,000

JUSTICE AND SOLICITOR GENERAL

Expense	$1,409,975,000
Capital Investment	23,207,000

LABOUR AND IMMIGRATION

Expense	$325,057,000
Capital Investment	1,050,000
MUNICIPAL AFFAIRS
Expense	$980,338,000
Capital Investment	3,009,000
Financial Transactions	4,764,000

SENIORS AND HOUSING

Expense	$665,285,000
Capital Investment	25,000
Financial Transactions	19,700,000

SERVICE ALBERTA
Expense	$675,515,000
Capital Investment	95,334,000
Financial Transactions	5,500,000

TRANSPORTATION
Expense	$1,613,985,000

Capital Investment	1,547,799,000
Financial Transactions	126,679,000

TREASURY BOARD AND FINANCE
Expense	$218,271,000
Capital Investment	25,000
Contingency	1,750,000,000

Government	2

SCHEDULE OF AMOUNTS TO BE VOTED... continued

Estimate

Expense amounts to be voted under

Section 2 of the Appropriation Act, 2022	$45,023,887,000

Capital Investment amounts to be voted under

Section 3 of the Appropriation Act, 2022	$3,694,252,000

Financial Transactions amounts to be voted under

Section 4 of the Appropriation Act, 2022	$1,394,701,000

Contingency amounts to be voted under

Section 5 of the Appropriation Act, 2022	$1,750,000,000

3	Government

Government	4

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2020-21	2021-22	2021-22	2022-23

	Actual	Budget	Forecast	Estimate

EXPENSE	46,919,674	44,791,584	45,177,802	45,023,887

CAPITAL INVESTMENT	2,970,144	3,822,000	3,235,800	3,694,252

FINANCIAL TRANSACTIONS	1,012,409	1,117,373	1,082,319	1,394,701

CONTINGENCY	98,639	2,500,000	2,473,794	1,750,000

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN

The following tables summarize the relationship between departments’ Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

EXPENSE

(thousands of dollars)		Department	Entities’		Consolidated

	Voted	Amounts	Amounts	Consolidation	2022-23

	Supply	Not Voted	Not Voted	Adjustments	Estimate

OPERATING EXPENSE

Advanced Education	2,328,388	137,279	5,012,581	(2,034,683)	5,443,565

Agriculture, Forestry and Rural Economic Development	589,080	-	520,337	(249,501)	859,916

Children’s Services	2,065,316	336,500	-	(13,700)	2,388,116

Community and Social Services	3,949,317	900	-	(27,546)	3,922,671

Culture and Status of Women	150,528	717	30,210	(31,232)	150,223

Education	4,875,168	389,900	10,189,739	(7,064,977)	8,389,830

Energy	241,821	21,991	307,575	(12,000)	559,387

Environment and Parks	517,375	7,252	346,055	(363,467)	507,215

Executive Council	18,680	-	-	-	18,680

Health	22,286,528	2,000	15,071,674	(15,342,202)	22,018,000

Indigenous Relations	162,675	-	8,475	(6,000)	165,150

Infrastructure	420,233	5,764	-	(18,278)	407,719

Jobs, Economy and Innovation	324,132	70,000	283,202	(297,399)	379,935

Justice and Solicitor General	1,409,975	7,083	62,818	(5,300)	1,474,576

Labour and Immigration	227,232	-	-	(2,000)	225,232

Municipal Affairs	202,365	43,855	14,591	-	260,811

Seniors and Housing	619,330	138	184,010	(102,287)	701,191

Service Alberta	519,015	1,062	-	(67,645)	452,432

Transportation	440,724	20,000	-	-	460,724

Treasury Board and Finance	217,824	637,118	2,796,496	(1,803,286)	1,848,152

Sub-total	41,565,706	1,681,559	34,827,763	(27,441,503)	50,633,525

OPERATING EXPENSE - COVID-19/RECOVERY PLAN

Advanced Education	7,300	-	55,100	-	62,400

Education	12,983	-	12,983	(12,983)	12,983

Energy	310,011	-	12,811	(12,811)	310,011

Environment and Parks	26,800	-	5,000	(5,000)	26,800

Health	10,000	-	10,000	(10,000)	10,000

Infrastructure	5,000	-	-	-	5,000

Jobs, Economy and Innovation	136,200	124,000	42,000	(147,100)	155,100

Labour and Immigration	97,825	-	-	-	97,825

Service Alberta	6,500	-	-	-	6,500

Treasury Board and Finance	447	-	-	-	447

Sub-total	613,066	124,000	137,894	(187,894)	687,066

Government	6

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN... continued

EXPENSE... continued

(thousands of dollars)		Department	Entities’		Consolidated

	Voted	Amounts	Amounts	Consolidation	2022-23

	Supply	Not Voted	Not Voted	Adjustments	Estimate

CAPITAL GRANTS

Advanced Education	209,837	-	-	(209,837)	-

Agriculture, Forestry and Rural Economic Development	50,120	-	-	-	50,120

Children’s Services	1,000	-	-	-	1,000

Culture and Status of Women	109,595	-	-	-	109,595

Education	93,969	-	-	(86,287)	7,682

Energy	-	58,350	-	-	58,350

Environment and Parks	40,520	-	15,000	(5,000)	50,520

Health	124,603	-	-	(73,168)	51,435

Indigenous Relations	18,719	-	-	-	18,719

Infrastructure	16,159	1,574,603	-	(1,574,603)	16,159

Jobs, Economy and Innovation	8,003	-	-	(8,003)	-

Municipal Affairs	777,973	-	-	-	777,973

Seniors and Housing	45,955	-	67,520	(45,955)	67,520

Service Alberta	150,000	4,000	-	(4,000)	150,000

Transportation	1,069,814	15,032	-	(15,032)	1,069,814

Sub-total	2,716,267	1,651,985	82,520	(2,021,885)	2,428,887

AMORTIZATION / LOSS ON DISPOSAL

Advanced Education	-	600	556,315	-	556,915

Agriculture, Forestry and Rural Economic Development	-	16,503	4,393	-	20,896

Children’s Services	-	72	-	-	72

Community and Social Services	-	200	-	-	200

Culture and Status of Women	-	7,720	7	-	7,727

Education	-	1,970	470,032	-	472,002

Energy	-	500	19,800	-	20,300

Environment and Parks	-	99,018	30	-	99,048

Health	-	18,250	499,373	-	517,623

Indigenous Relations	-	63	-	-	63

Infrastructure	-	151,300	-	-	151,300

Jobs, Economy and Innovation	-	32	8,495	-	8,527

Justice and Solicitor General	-	5,935	69	-	6,004

Labour and Immigration	-	800	-	-	800

Municipal Affairs	-	30,459	504	-	30,963

Seniors and Housing	-	227	45,800	-	46,027

Service Alberta	-	88,189	-	-	88,189

Transportation	-	779,650	-	-	779,650

Treasury Board and Finance	-	181	27,496	-	27,677

Sub-total	-	1,201,669	1,632,314	-	2,833,983

7	Government

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN... continued

EXPENSE... continued

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2022-23
	Supply	Not Voted	Not Voted	Adjustments	Estimate

INVENTORY CONSUMPTION

Advanced Education	-	-	162,597	-	162,597

Agriculture, Forestry and Rural Economic Development	-	1,310	-	-	1,310

Culture and Status of Women	-	990	-	-	990

Health	-	77,940	910,000	-	987,940

Infrastructure	-	1,500	-	-	1,500

Service Alberta	-	5,500	-	-	5,500

Transportation	-	57,000	-	-	57,000

Sub-total	-	144,240	1,072,597	-	1,216,837

DEBT SERVICING COSTS

Advanced Education	-	-	37,539	(37,539)	-

Agriculture, Forestry and Rural Economic Development	-	-	64,425	(64,425)	-

Education	25,351	-	12,216	(3,624)	33,943

Health	-	-	14,000	(14,000)	-

Infrastructure	50	-	-	-	50

Transportation	103,447	-	-	-	103,447

Treasury Board and Finance	-	2,622,950	500	(98,450)	2,525,000

Sub-total	128,848	2,622,950	128,680	(218,038)	2,662,440

PENSION PROVISIONS

Advanced Education	-	-	(4,676)	-	(4,676)

Treasury Board and Finance	-	(284,000)	-	-	(284,000)

Sub-total	-	(284,000)	(4,676)	-	(288,676)

CONTINGENCY

Treasury Board and Finance	1,750,000	-	-	-	1,750,000

Total	46,773,887	7,142,403	37,877,092	(29,869,320)	61,924,062

Government	8

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED FISCAL PLAN... continued

CAPITAL INVESTMENT

(thousands of dollars)		Department	Entities’		Consolidated

	Voted	Amounts	Amounts	Consolidation	2022-23

	Supply	Not Voted	Not Voted	Adjustments	Estimate

CAPITAL INVESTMENT

Advanced Education	25	-	616,092	-	616,117

Agriculture, Forestry and Rural Economic Development	11,096	-	4,215	-	15,311

Children’s Services	7,500	-	-	-	7,500

Community and Social Services	547	-	-	-	547

Culture and Status of Women	2,331	-	-	-	2,331

Education	565	-	928,172	-	928,737

Energy	500	-	16,000	-	16,500

Environment and Parks	93,891	15,032	17	(15,032)	93,908

Executive Council	25	-	-	-	25

Health	25,276	-	1,219,376	-	1,244,652

Indigenous Relations	25	-	-	-	25

Infrastructure	1,879,397	80,721	-	(1,574,603)	385,515

Jobs, Economy and Innovation	2,625	-	16,503	-	19,128

Justice and Solicitor General	23,207	4,000	15	(4,000)	23,222

Labour and Immigration	1,050	-	-	-	1,050

Municipal Affairs	3,009	-	170	-	3,179

Seniors and Housing	25	-	44,535	-	44,560

Service Alberta	95,334	-	-	-	95,334

Transportation	1,547,799	38,481	-	-	1,586,280

Treasury Board and Finance	25	-	18,240	-	18,265

Total	3,694,252	138,234	2,863,335	(1,593,635)	5,102,186

INVENTORY ACQUISITION

Advanced Education	-	-	181,000	-	181,000

Agriculture, Forestry and Rural Economic Development	1,310	-	-	-	1,310

Culture and Status of Women	990	-	-	-	990

Health	84,976	-	1,062,641	-	1,147,617

Infrastructure	1,500	-	-	-	1,500

Service Alberta	5,500	-	-	-	5,500

Transportation	57,000	-	-	-	57,000

Total	151,276	-	1,243,641	-	1,394,917

9	Government

EXPENSE VOTES BY DEPARTMENT

(thousands of dollars)		Comparable
		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
Advanced Education		2,505,581	2,370,600	2,371,854	2,335,688
Agriculture, Forestry and Rural Economic Development		613,406	544,398	551,218	589,080
Children’s Services		1,329,905	1,384,557	1,519,283	2,065,316
Community and Social Services		3,812,667	3,913,705	3,804,955	3,949,317
Culture and Status of Women		191,066	180,643	179,343	150,528
Education		4,904,708	4,759,778	4,761,778	4,888,151
Energy		347,701	646,956	494,202	551,832
Environment and Parks		593,185	509,813	544,012	544,175
Executive Council		14,444	18,255	17,755	18,680
Health		22,645,010	21,591,431	22,316,165	22,296,528
Indigenous Relations		105,550	177,895	165,321	162,675
Infrastructure		451,604	426,612	431,282	425,233
Jobs, Economy and Innovation		990,988	377,510	338,004	460,332
Justice and Solicitor General		1,338,891	1,275,644	1,275,644	1,409,975
Labour and Immigration		617,688	331,588	331,588	325,057
Municipal Affairs		944,428	211,904	212,896	202,365
Seniors and Housing		551,871	578,927	568,427	619,330
Service Alberta		540,465	529,051	554,051	525,515
Transportation		451,065	408,345	415,043	440,724
Treasury Board and Finance		195,324	209,696	200,011	218,271
	Sub-total	43,145,547	40,447,308	41,052,832	42,178,772

CAPITAL GRANTS
Agriculture, Forestry and Rural Economic Development		23,005	82,829	82,829	50,120
Children’s Services		-	-	-	1,000
Culture and Status of Women		39,174	45,165	46,665	109,595
Education		5,574	11,386	11,386	7,682
Environment and Parks		73,011	46,482	24,974	40,520
Health		15,445	50,443	7,062	51,435
Indigenous Relations		8,544	36,776	30,525	18,719
Infrastructure		17,599	20,080	15,410	16,159
Municipal Affairs		1,726,163	1,491,115	1,722,764	777,973
Service Alberta		-	-	-	150,000
Transportation		317,993	901,139	532,731	1,069,814
	Sub-total	2,226,508	2,685,415	2,474,346	2,293,017

CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education		364,407	236,619	237,807	209,837
Education		358,178	109,551	109,551	86,287
Health		257,542	113,668	155,243	73,168
Jobs, Economy and Innovation		2,250	2,500	2,500	8,003
Seniors and Housing		1,100	91,599	91,599	45,955
	Sub-total	983,477	553,937	596,700	423,250

Government	10

EXPENSE VOTES BY DEPARTMENT... continued

(thousands of dollars)		Comparable
		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEBT SERVICING
Education		26,973	26,181	26,181	25,351
Infrastructure		99	75	75	50
Transportation		94,540	102,668	102,668	103,447
	Sub-total	121,612	128,924	128,924	128,848

CRUDE BY RAIL EXPENSE
Energy		442,530	976,000	925,000	-
Total		46,919,674	44,791,584	45,177,802	45,023,887

CAPITAL INVESTMENT VOTES BY DEPARTMENT
DEPARTMENT CAPITAL ACQUISITIONS
Advanced Education		-	25	25	25
Agriculture, Forestry and Rural Economic Development		12,606	13,262	15,877	11,096
Children’s Services		42	350	1,542	7,500
Community and Social Services		302	547	1,047	547
Culture and Status of Women		435	2,331	1,031	2,331
Education		200	1,433	1,433	565
Energy		-	500	500	500
Environment and Parks		51,773	119,764	81,571	93,891
Executive Council		-	25	25	25
Health		32,189	28,230	28,230	25,276
Indigenous Relations		-	25	25	25
Infrastructure		146,972	447,885	276,127	385,515
Jobs, Economy and Innovation		748	1,825	1,203	2,625
Justice and Solicitor General		18,259	18,258	22,172	23,207
Labour and Immigration		374	1,102	1,152	1,050
Municipal Affairs		3,506	9,188	14,490	3,009
Seniors and Housing		-	25	25	25
Service Alberta		60,612	97,327	93,087	95,334
Transportation		1,531,951	1,533,845	1,481,941	1,547,799
Treasury Board and Finance		34	25	14	25
	Sub-total	1,860,003	2,275,972	2,021,517	2,200,370

CAPITAL FOR RELATED PARTIES
Infrastructure		1,110,141	1,546,028	1,214,283	1,493,882
Total		2,970,144	3,822,000	3,235,800	3,694,252

11	Government

FINANCIAL TRANSACTIONS VOTES BY DEPARTMENT

(thousands of dollars)		Comparable
		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
LOANS AND ADVANCES
Advanced Education		572,917	731,100	731,100	980,100
Seniors and Housing		14,326	19,700	19,700	19,700
	Sub-total	587,243	750,800	750,800	999,800

NET LOANS AND ADVANCES FOR SHORT TERM LENDING
Energy		37,148	-	-	-

INVENTORY ACQUISITION
Agriculture, Forestry and Rural Economic Development		1,424	1,310	1,310	1,310
Culture and Status of Women		126	990	990	990
Health		60,142	70,676	70,676	84,976
Infrastructure		2,970	3,000	3,030	1,500
Municipal Affairs		48,340	-	-	-
Service Alberta		3,896	5,500	5,500	5,500
Transportation		53,359	50,000	50,000	57,000
	Sub-total	170,257	131,476	131,506	151,276

LAND DEVELOPMENT LIABILITY RETIREMENT
Infrastructure		3,187	13,110	5,556	12,835

LEASE LIABILITY RETIREMENT
Infrastructure		500	500	500	500

2013 ALBERTA FLOODING LIABILITY RETIREMENT
Indigenous Relations		1,972	-	-	-
Municipal Affairs		13,308	7,990	7,687	4,764
Seniors and Housing		1,389	-	-	-
	Sub-total	16,669	7,990	7,687	4,764

CONTAMINATED SITE LIABILITY RETIREMENT
Culture and Status of Women		1,001	1,005	448	1,103
Environment and Parks		-	4,019	4,019	4,019
Infrastructure		520	1,650	1,289	4,670
	Sub-total	1,521	6,674	5,756	9,792

LEGAL LIABILITY RETIREMENT
Energy		97,683	96,970	96,970	96,970
Infrastructure		(436)	2,000	700	5,066
	Sub-total	97,247	98,970	97,670	102,036

DEBT REPAYMENT
Jobs, Economy and Innovation		25,000	25,000	-	25,000

Government	12

FINANCIAL TRANSACTIONS VOTES BY DEPARTMENT... continued

(thousands of dollars)		Comparable
		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
Education		16,497	17,297	17,288	18,117
Infrastructure		852	877	877	902
Transportation		56,288	64,679	64,679	69,679
	Sub-total	73,637	82,853	82,844	88,698

Total		1,012,409	1,117,373	1,082,319	1,394,701

CONTINGENCY VOTES BY DEPARTMENT
OPERATING EXPENSE
Agriculture, Forestry and Rural Economic Development		98,639	-	385,138	-
Education		-	-	43,600	-
Environment and Parks		-	-	50,815	-
Health		-	-	1,151,000	-
Infrastructure		-	-	9,190	-
Jobs, Economy and Innovation		-	-	197,400	-
Justice and Solicitor General		-	-	91,978	-
Labour and Immigration		-	-	222,344	-
Municipal Affairs		-	-	42,778	-
Service Alberta		-	-	14,000	-
	Sub-total	98,639	-	2,208,243	-

CAPITAL GRANTS
Agriculture, Forestry and Rural Economic Development		-	-	12,516	-
Culture and Status of Women		-	-	7,635	-
	Sub-total	-	-	20,151	-

INVENTORY ACQUISITION
Municipal Affairs		-	-	32,400	-

CONTINGENCY
Treasury Board and Finance		-	2,500,000	213,000	1,750,000

Total		98,639	2,500,000	2,473,794	1,750,000

13	Government

STATUTORY EXPENSE BY DEPARTMENT

(thousands of dollars)	Comparable
	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
Advanced Education	50,844	53,199	54,845	56,374
Children’s Services	267,611	345,000	345,000	335,000
Culture and Status of Women	50	80	80	80
Education	389,029	389,900	393,800	389,900
Energy	542	564	564	564
Environment and Parks	34,581	5,000	24,700	5,000
Jobs, Economy and Innovation	1,708	65,000	60,400	144,000
Municipal Affairs	20,012	20,514	31,805	43,655
Service Alberta	-	25	25	25
Treasury Board and Finance	744,761	614,923	628,923	616,118
Sub-total	1,509,138	1,494,205	1,540,142	1,590,716

CAPITAL GRANTS
Energy	126,033	58,370	42,937	58,350

DEBT SERVICING
Treasury Board and Finance	2,441,720	2,724,075	2,361,075	2,622,950
Total	4,076,891	4,276,650	3,944,154	4,272,016

STATUTORY FINANCIAL TRANSACTIONS BY DEPARTMENT
LOANS AND ADVANCES
Treasury Board and Finance	6,399,152	6,882,700	7,000,407	7,439,159

DEBT REPAYMENT
Treasury Board and Finance	3,429,928	3,779,000	3,753,777	4,155,174
Total	9,829,080	10,661,700	10,754,184	11,594,333

Government	14

NON-CASH EXPENSE BY DEPARTMENT

(thousands of dollars)	Comparable
	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
Agriculture, Forestry and Rural Economic Development	1,349	-	-	-
Education	9	-	-	-
Jobs, Economy and Innovation	111,375	50,000	50,000	50,000
Treasury Board and Finance	23,336	-	-	-
Sub-total	136,069	50,000	50,000	50,000

CAPITAL GRANTS IN KIND
Infrastructure	7,679	-	-	-

CAPITAL PAYMENTS TO RELATED PARTIES
Children’s Services	44	-	-	-
Community and Social Services	291	-	-	-
Culture and Status of Women	142	-	-	-
Environment and Parks	12,649	-	-	-
Infrastructure	19,514	-	-	-
Service Alberta	1,816	4,000	4,000	4,000
Transportation	32,738	29,132	29,132	15,032
Sub-total	67,194	33,132	33,132	19,032

CAPITAL FOR RELATED PARTIES
Infrastructure	1,110,141	1,546,028	1,226,720	1,574,603

AMORTIZATION
Advanced Education	10	600	600	600
Agriculture, Forestry and Rural Economic Development	14,087	16,503	16,503	16,503
Children’s Services	37	73	73	72
Community and Social Services	317	400	400	200
Culture and Status of Women	7,691	7,921	7,921	7,720
Education	2,180	1,856	1,856	1,970
Energy	17	500	500	500
Environment and Parks	50,881	93,311	93,311	99,018
Executive Council	1	-	-	-
Health	12,325	18,250	18,250	18,250
Indigenous Relations	13	63	63	63
Infrastructure	119,763	143,228	136,228	151,300
Jobs, Economy and Innovation	74	32	32	32
Justice and Solicitor General	2,660	5,935	5,935	5,935
Labour and Immigration	9,441	800	1,900	800
Municipal Affairs	26,143	29,896	29,532	30,459
Seniors and Housing	-	227	227	227
Service Alberta	76,805	89,248	89,248	88,189
Transportation	644,358	709,668	709,668	779,650
Treasury Board and Finance	21	181	181	181
Sub-total	966,824	1,118,692	1,112,428	1,201,669

15	Government

NON-CASH EXPENSE BY DEPARTMENT... continued

(thousands of dollars)		Comparable
		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
WRITE DOWN OR LOSS ON DISPOSAL OF CAPITAL ASSETS
Agriculture, Forestry and Rural Economic Development		4	-	-	-
Community and Social Services		38	-	-	-
Culture and Status of Women		4	-	-	-
Education		(15)	-	-	-
Environment and Parks		858	-	-	-
Infrastructure		1,308	-	-	-
Service Alberta		433	-	-	-
	Sub-total	2,630	-	-	-

CONSUMPTION OF INVENTORY
Agriculture, Forestry and Rural Economic Development		1,344	1,310	1,310	1,310
Culture and Status of Women		310	990	990	990
Health		54,599	66,100	66,100	77,940
Infrastructure		3,010	2,900	2,900	1,500
Municipal Affairs		41,502	32,800	45,600	-
Service Alberta		3,645	5,500	5,500	5,500
Transportation		50,694	50,000	50,000	57,000
	Sub-total	155,104	159,600	172,400	144,240

VALUATION ADJUSTMENTS AND OTHER PROVISIONS
Advanced Education		150,097	53,005	73,205	80,905
Agriculture, Forestry and Rural Economic Development		(795)	-	-	-
Children’s Services		1,534	1,500	1,500	1,500
Community and Social Services		(51)	900	900	900
Culture and Status of Women		(168)	637	637	637
Education		242	-	-	-
Energy		23,826	23,654	23,654	21,427
Environment and Parks		11,699	2,252	2,252	2,252
Executive Council		80	-	-	-
Health		23,347	2,000	2,000	2,000
Indigenous Relations		53	-	-	-
Infrastructure		4,384	5,569	5,569	5,764
Jobs, Economy and Innovation		597	-	30,400	-
Justice and Solicitor General		4,418	7,083	7,083	7,083
Labour and Immigration		959	-	-	-
Municipal Affairs		394	200	200	200
Seniors and Housing		1,266	138	138	138
Service Alberta		5,390	1,037	1,037	1,037
Transportation		27,533	-	35,000	20,000
Treasury Board and Finance		116,180	26,000	49,948	21,000
	Sub-total	370,985	123,975	233,523	164,843

Government	16

NON-CASH EXPENSE BY DEPARTMENT... continued

(thousands of dollars)		Comparable
		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
PENSION PROVISIONS
Education		(118,651)	(96,440)	(95,587)	-
Treasury Board and Finance		(183,110)	(242,000)	(265,000)	(284,000)
	Sub-total	(301,761)	(338,440)	(360,587)	(284,000)

Total		2,514,865	2,692,987	2,467,616	2,870,387

NON-CASH CAPITAL INVESTMENT BY DEPARTMENT
DONATED CAPITAL ASSETS
Agriculture, Forestry and Rural Economic Development		165	-	-	-
Environment and Parks		34	-	-	-
Transportation		7,020	4,777	24,851	38,481
	Sub-total	7,219	4,777	24,851	38,481

ALTERNATIVELY FINANCED CAPITAL ASSETS
Infrastructure		-	-	12,437	80,721
Transportation		122,445	46,142	30,611	-

CAPITAL ACQUIRED FROM RELATED PARTIES
Environment and Parks		52,520	29,132	29,132	15,032
Infrastructure		14,738	-	-	-
Justice and Solicitor General		1,816	4,000	4,000	4,000
	Sub-total	69,074	33,132	33,132	19,032

CAPITAL ASSET REVALUATION
Infrastructure		(830)	-	-	-

Total		197,908	84,051	101,031	138,234

17	Government

ENTITY STATUTORY EXPENSE BY MINISTRY

(thousands of dollars)	Comparable
	2020-21	2021-22	2021-22	2022-23
	Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
Advanced Education	4,668,018	4,666,715	4,840,265	5,067,681
Agriculture, Forestry and Rural Economic Development	989,247	510,771	3,417,402	513,731
Culture and Status of Women	27,165	26,210	27,210	30,210
Education	9,737,542	10,113,222	10,159,540	10,202,297
Energy	285,218	306,946	340,167	320,386
Environment and Parks	899,285	289,374	431,114	351,055
Health	14,916,487	14,540,244	15,871,444	15,081,674
Indigenous Relations	2,557	8,475	5,314	8,475
Jobs, Economy and Innovation	279,627	331,779	334,813	325,202
Justice and Solicitor General	59,910	62,818	69,818	62,818
Municipal Affairs	13,008	14,148	13,413	14,591
Seniors and Housing	207,558	182,133	214,242	184,010
Transportation	2,699	-	-	-
Treasury Board and Finance	2,395,601	1,891,449	3,980,764	2,796,496
Sub-total	34,483,922	32,944,284	39,705,506	34,958,626

CAPITAL GRANTS
Environment and Parks	4,743	10,000	14,500	10,000
Seniors and Housing	43,309	50,582	77,982	67,520
Sub-total	48,052	60,582	92,482	77,520

CAPITAL PAYMENTS TO RELATED PARTIES
Environment and Parks	-	-	-	5,000

AMORTIZATION
Advanced Education	559,873	569,279	529,649	556,315
Agriculture, Forestry and Rural Economic Development	12,227	6,790	9,152	4,393
Culture and Status of Women	8	7	7	7
Education	432,644	455,861	455,920	470,032
Energy	17,544	18,800	18,800	19,800
Environment and Parks	17	30	30	30
Health	559,632	627,209	466,409	499,373
Indigenous Relations	8	-	20	-
Jobs, Economy and Innovation	7,040	7,915	7,990	8,495
Justice and Solicitor General	93	69	69	69
Municipal Affairs	616	568	537	504
Seniors and Housing	44,166	44,100	44,100	45,800
Treasury Board and Finance	24,524	25,963	26,015	27,496
Sub-total	1,658,392	1,756,591	1,558,698	1,632,314

WRITE DOWN OR LOSS ON DISPOSAL OF CAPITAL ASSETS
Advanced Education	5,317	-	-	-
Health	4,244	-	-	-
Sub-total	9,561	-	-	-

Government	18

ENTITY STATUTORY EXPENSE BY MINISTRY... continued

(thousands of dollars)	Comparable
	2020-21	2021-22	2021-22	2022-23
	Actual	Budget	Forecast	Estimate

CONSUMPTION OF INVENTORY

Advanced Education	128,646	181,000	144,313	162,597

Health	1,135,787	824,000	1,236,431	910,000

Sub-total	1,264,433	1,005,000	1,380,744	1,072,597

VALUATION ADJUSTMENTS AND OTHER PROVISIONS

Advanced Education	1,416	-	-	-

Agriculture, Forestry and Rural Economic Development	(1,603)	6,598	6,598	6,606

Education	(697)	1,781	425	425

Energy	983	-	-	-

Health	60,320	-	1,100	-

Jobs, Economy and Innovation	126	-	-	-

Justice and Solicitor General	(3,722)	-	-	-

Seniors and Housing	1,389	-	877	-

Sub-total	58,212	8,379	9,000	7,031

DEBT SERVICING

Advanced Education	40,267	38,797	38,797	37,539

Agriculture, Forestry and Rural Economic Development	69,497	70,566	70,566	64,425

Education	11,723	12,205	10,716	12,216

Health	15,349	12,000	12,000	14,000

Seniors and Housing	128	-	-	-

Treasury Board and Finance	289	710	321	500

Sub-total	137,253	134,278	132,400	128,680

PENSION PROVISIONS

Advanced Education	32,312	(29,940)	(3,264)	(4,676)

Total	37,692,137	35,879,174	42,875,566	37,877,092

19	Government

ENTITY STATUTORY CAPITAL INVESTMENT BY MINISTRY
(thousands of dollars)	Comparable
	2020-21	2021-22	2021-22	2022-23
	Actual	Budget	Forecast	Estimate
CAPITAL INVESTMENT
Advanced Education	484,393	653,196	654,384	616,092
Agriculture, Forestry and Rural Economic Development	4,124	7,573	2,586	4,215
Education	776,272	995,222	834,796	928,172
Energy	13,985	16,500	15,011	16,000
Environment and Parks	-	17	17	17
Health	1,063,011	1,187,560	1,043,071	1,219,376
Indigenous Relations	-	-	24	-
Jobs, Economy and Innovation	5,443	11,000	11,000	16,503
Justice and Solicitor General	-	15	15	15
Municipal Affairs	823	375	195	170
Seniors and Housing	142,480	89,899	65,492	44,535
Treasury Board and Finance	15,149	18,886	17,830	18,240
Sub-total	2,505,680	2,980,243	2,644,421	2,863,335

DONATED CAPITAL ASSETS
Environment and Parks	11	-	-	-

ALTERNATIVELY FINANCED CAPITAL ASSETS
Seniors and Housing	745	-	-	-
Total	2,506,436	2,980,243	2,644,421	2,863,335

ENTITY STATUTORY FINANCIAL TRANSACTIONS BY MINISTRY
INVENTORY ACQUISITION
Advanced Education	77,706	181,000	181,000	181,000
Health	1,499,720	821,955	1,209,855	1,062,641
Total	1,577,426	1,002,955	1,390,855	1,243,641

Government	20

Details of the 2022-23

Government Estimates

General Revenue Fund

Advanced Education

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	2,869,988	2,607,219	2,609,661	2,545,525

CAPITAL INVESTMENT	-	25	25	25

FINANCIAL TRANSACTIONS	572,917	731,100	731,100	980,100

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Financial Services

Provides key ministry support functions including: corporate services, financial services, capital planning, grant management and fiscal oversight.

2	Program Delivery Support

Manages policies and programs that support: post-secondary institutions, apprenticeship, student aid and foundational learning, including program approvals and policy coordination.

3	Support for Adult Learning
3.1	Operating Support for Post-Secondary Institutions

Provides Operating and Program Support Grants to 26 post-secondary institutions to support operating costs including grants for apprenticeship classroom education.

3.2	Community and Indigenous Education

Funds the Community Adult Learning Programs that support organizations in the delivery of foundational learning opportunities across the province and provides funding for Indigenous Colleges and Initiatives.

3.3	Adult Learning System Initiatives

Provides funding for short-term program initiatives, information technology, data collection, systems development, apprenticeship, inter-jurisdiction programs and employment and satisfaction surveys.

4	Student Aid
4.1	Student Aid Grants

Provides non-repayable grants for full time and part time studies to eligible student loan borrowers.

4.2	Scholarships and Awards

Provides funding for 11 scholarships and awards to reward achievement and incent participation in post-secondary education.

4.3	Student Loan Disbursements

Provides repayable financial assistance to eligible students enrolled in a full time program at an approved post-secondary institution.

5	Foundational Learning Supports

Provides grant funding to students to support the transition into post-secondary studies and help them find employment. This funding covers tuition, fees, books, and eligible living costs.

6	Post-Secondary Infrastructure
6.1	Capital Expansion and Upgrading

Provides capital support to public post-secondary institutions for expansion and major preservation projects.

6.2	Capital Maintenance and Renewal

Provides grant funding for priority projects aimed at maintaining the condition of facilities.

Advanced Education	24

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office		700	653	653	649
1.2 Deputy Minister’s Office		635	547	622	542
1.3 Financial Services		6,666	6,267	6,817	6,217
	Sub-total	8,001	7,467	8,092	7,408

2 Program Delivery Support		71,631	74,110	74,698	75,239

3 Support for Adult Learning
3.1 Operating Support for Post-Secondary Institutions		2,160,006	2,027,895	2,029,582	1,974,338
3.2 Community and Indigenous Education		22,362	22,449	22,449	23,449
3.3 Adult Learning System Initiatives		41,462	39,746	43,346	51,421
	Sub-total	2,223,830	2,090,090	2,095,377	2,049,208

4 Student Aid
4.1 Student Aid Grants		76,516	54,784	50,678	59,784
4.2 Scholarships and Awards		48,093	51,854	54,314	51,754
	Sub-total	124,609	106,638	104,992	111,538

5 Foundational Learning Supports		77,510	92,295	88,695	92,295

CAPITAL PAYMENTS TO RELATED PARTIES
6 Post-Secondary Infrastructure
6.1 Capital Expansion and Upgrading		148,130	85,178	86,366	100,488
6.2 Capital Maintenance and Renewal		216,277	151,441	151,441	109,349
	Sub-total	364,407	236,619	237,807	209,837

Total		2,869,988	2,607,219	2,609,661	2,545,525

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1 Ministry Support Services
1.3 Financial Services		-	25	25	25

Total		-	25	25	25

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
LOANS AND ADVANCES
4 Student Aid
4.3 Student Loan Disbursements		572,917	731,100	731,100	980,100

Total		572,917	731,100	731,100	980,100

25	Advanced Education

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2022-23 Estimate
1	Services to Ministries The Department of Advanced Education provides legislative services as a shared service arrangement to the Department of Jobs, Economy and Innovation. Program 2	154

2	Canada Student Loan Administration Funding is received from the federal government to administer Canada student loans and grants to Alberta students on a cost-recovery basis. Program 2	4,610

3	Red Seal Secretariat Funding from the federal government for the Red Seal Secretariat functions. The Red Seal Program helps to develop a highly qualified, productive and mobile skilled trades workforce by developing high-quality Red Seal products, including Red Seal occupational standards and interprovincial examinations for Red Seal trades in collaboration with industry. Program 3.3	454

4	French Language Program Funding is received from the federal government to support French minority language and second language education programs. Program 3.1	6,918
Total		12,136

Advanced Education	26

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Heritage Scholarships	50,844	53,199	54,845	56,374

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	10	600	600	600
Valuation Adjustments and Other Provisions Ministry Support Services	617	-	-	-
Program Delivery Support	136	5	5	5
Support for Adult Learning	7	-	-	-
Provision for Future Cost of Student Loans Issued	149,337	53,000	73,200	80,900

Total	200,951	106,804	128,650	137,879

27	Advanced Education

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	7,408	600	-	-	8,008
Program Delivery Support	75,239	5	-	(154)	75,090
Support for Adult Learning	2,049,208	-	-	(1,956,886)	92,322
Student Aid	111,538	137,274	-	(23,849)	224,963
Foundational Learning Supports	92,295	-	-	-	92,295
Post-Secondary Operations	-	-	5,786,593	(53,794)	5,732,799
Post-Secondary Debt Servicing	-	-	37,539	(37,539)	-
Post-Secondary Pension Provision	-	-	(4,676)	-	(4,676)
Post-Secondary Infrastructure	209,837	-	-	(209,837)	-
Total	2,545,525	137,879	5,819,456	(2,282,059)	6,220,801

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Post-Secondary Infrastructure	-	-	616,092	-	616,092
Total	25	-	616,092	-	616,117

INVENTORY ACQUISITION
Post-Secondary Operations	-	-	181,000	-	181,000

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	2,328,388	137,279	5,012,581	(2,034,683)	5,443,565
Operating Expense - COVID-19/Recovery Plan	7,300	-	55,100	-	62,400
Capital payments to related parties	209,837	-	-	(209,837)	-
Amortization / loss on disposal	-	600	556,315	-	556,915
Inventory consumption	-	-	162,597	-	162,597
Debt servicing costs - general	-	-	37,539	(37,539)	-
Pension provisions	-	-	(4,676)	-	(4,676)
Total	2,545,525	137,879	5,819,456	(2,282,059)	6,220,801

CAPITAL INVESTMENT	25	-	616,092	-	616,117

INVENTORY ACQUISITION	-	-	181,000	-	181,000

Advanced Education	28

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Internal Government Transfers	236,471	267,907	274,400	338,473
Transfers from Government of Canada	455,257	487,946	508,192	488,239
Transfer from Alberta Heritage Scholarship Fund	50,844	55,000	55,000	55,000
Labour Market Development	154,175	168,281	168,281	158,281
Investment Income	283,940	270,539	331,792	291,260
Premiums, Fees and Licences	2,203	3,918	3,918	3,958
Tuition and Non-Credit Courses	1,323,446	1,474,874	1,495,503	1,645,398
Donations, Grants and Contributions	378,583	327,550	352,056	348,036
Gain from Government Business Enterprises	(5,346)	-	-	-
Sales, Rentals and Services	336,438	532,093	412,467	498,417
Other Revenue	137,926	143,545	134,240	129,698
Ministry Total	3,353,937	3,731,653	3,735,849	3,956,760
Inter-Ministry Consolidations	(369,711)	(383,948)	(395,246)	(454,777)
Consolidated Total	2,984,226	3,347,705	3,340,603	3,501,983

EXPENSE
Ministry Support Services	8,628	8,067	8,692	8,008
Program Delivery Support	71,745	74,115	74,703	75,244
Support for Adult Learning	87,310	79,647	83,247	92,322
Student Aid	298,798	191,988	212,188	227,963
Foundational Learning Supports	77,458	92,295	88,695	92,295
Post-Secondary Operations	5,351,315	5,414,994	5,512,227	5,784,593
Post-Secondary Debt Servicing	40,267	38,797	38,797	37,539
Post-Secondary Pension Provision	32,312	(29,940)	(3,264)	(4,676)
Ministry Total	5,967,833	5,869,963	6,015,285	6,313,288
Inter-Ministry Consolidations	(100,717)	(93,586)	(93,740)	(92,487)
Consolidated Total	5,867,116	5,776,377	5,921,545	6,220,801
Net Operating Result	(2,882,890)	(2,428,672)	(2,580,942)	(2,718,818)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	25	25	25
Post-Secondary Infrastructure	484,393	653,196	654,384	616,092
Consolidated Total	484,393	653,221	654,409	616,117

AMORTIZATION	(559,883)	(569,879)	(530,249)	(556,915)
DISPOSALS OR WRITE OFFS	(5,317)	-	-	-
Change in Capital Assets Total	(80,807)	83,342	124,160	59,202

29	Advanced Education

MINISTRY FINANCIAL STATEMENTS… continued

CHANGE IN INVENTORY ASSETS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

INVENTORY ACQUISITION Post-Secondary Operations	77,706	181,000	181,000	181,000
Consolidated Total	77,706	181,000	181,000	181,000

CONSUMPTION	(128,646)	(181,000)	(144,313)	(162,597)
Change in Inventory Assets Total	(50,940)	-	36,687	18,403

Advanced Education	30

Agriculture, Forestry and Rural Economic Development

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	636,411	627,227	634,047	639,200

CAPITAL INVESTMENT	12,606	13,262	15,877	11,096

FINANCIAL TRANSACTIONS	1,424	1,310	1,310	1,310

CONTINGENCY	98,639	-	397,654	-

31

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Farmers’ and Property Rights Advocate

Provides supports for farmers and ranchers including advocacy, energy, utility and surface rights and rural dispute resolution. Listens to Albertans’ concerns regarding property rights and brings them before government.

1.4	Corporate Services

Provides ministry strategic and support functions including policy development, fiscal management, legislative planning, and solutions to support ministry operations.

2	Rural Programming and Agricultural Societies
2.1	Rural Programming

Rural Programming provides direct support to rural Alberta through rural utility legislation, programming and funding.

2.2	Agricultural Societies and Exhibitions

Administers programs and funding for 283 primary Agricultural Societies to support event hosting and managing community facilities. Also responsible for regulatory oversight of the Agricultural Societies Act.

3	Trade, Investment and Food Management
3.1	Export and Investment

Attracts investment to agri-food and bio-industrial sectors, expands export opportunities for Alberta’s businesses, and delivers programs to grow Alberta’s agri-food sector.

3.2	Food Management

Provides oversight in provincial meat/dairy facilities, protects public safety, addresses risk via surveillance, inspection, and outreach. Conducts lab testing in support of disease investigations/export.

3.3	Food and Bio-Processing

Provides scientific expertise, specialized facilities to support product/process development along with business incubation, and business development services for processors to reach local/global markets.

3.4	Intergovernmental and Trade Relations

Provides analysis and advice on trade, transportation and labour files, and coordination of inter-governmental policy negotiations, which directly support the Ministry’s vision and strategic goals.

4	Primary Agriculture
4.1	Animal Health and Assurance

Conducts health monitoring, surveillance, and disease investigations in Alberta’s livestock industries. Develops regulations and response policies and programs to support market access, food safety, and public health.

4.2	Crop Health and Assurance

Focuses on monitoring, surveillance, and risk mitigation in Alberta’s crop industries and develops regulations and response policies for Alberta’s crop, bee/honey industries, and supports for farm safety education.

4.3	Agricultural Service Boards

Manages grant agreements to 69 Agricultural Service Boards to assist municipalities with projects, enforcement, and developing programs and services that improve stewardship and agricultural capacity in Alberta.

4.4	Agriculture Research

Supports the delivery of grants for Alberta’s agriculture research program to meet the needs of farmers, ranchers, and others in the agriculture industry.

4.5	Marketing Council

The Alberta Agricultural Products Marketing Council is the oversight body for Alberta’s 20 agricultural marketing boards and commissions, and provides advice to the Minister on matters related to their governance.

Agriculture, Forestry and Rural Economic Development	32

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

4.6	Natural Resource Management

Seeks to ensure agriculture is sustainable by developing policy and programming that promotes environmental stewardship, increases irrigation capacity, and facilitates emergency planning in the agriculture sector.

4.7	Irrigation Infrastructure Assistance

Irrigation Infrastructure Assistance primarily delivers capital grants for the Irrigation Rehabilitation Program to increase conveyance efficiency of Alberta’s irrigation network.

5	Agriculture Insurance and Lending Assistance
5.1	Lending Assistance

Provided the provincial funding to Agriculture Financial Services Corporation (AFSC) to support delivery of loans and guarantees. After 2020-21 the lending program no longer requires provincial support due to self sustainability.

5.2	Insurance

Provides the provincial funding to AFSC to deliver crop, hail, livestock, and wildlife damage compensation insurance programs to mitigate risks associated with crop production and fluctuations in commodity prices.

5.3	Agriculture Income Support

Provides the provincial funding to AFSC to deliver the Agriculture Income Support program for Canadian agricultural producers with an ongoing whole-farm risk management tool.

6	Forests
6.1	Wildfire Management

Provides wildfire operations in the Forest Protection Area to reduce risks to human life, communities, and other values through wildfire preparedness plans, mitigation and prevention, and early wildfire detection.

6.2	Forest Stewardship and Trade

Provides policy and regulates compliance to support a competitive forest industry and enhance environmental and social forest values. Responsible for operations, planning, reforestation, and pine beetle control.

6.3	Wildfire Presuppression and Response

Provides preparation for wildfires and response to wildfires to protect Albertans, communities, the province’s forest resources, and other values at risk from wildfires.

7	Canadian Agricultural Partnership

Mainly includes federal funding that supports the prosperity of the agri-food and agri-based industry. Additional funding from the Partnership that supports innovation is included in Agriculture Research program.

33	Agriculture, Forestry and Rural Economic Development

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office		753	850	850	877
1.2 Deputy Minister’s Office		771	764	764	764
1.3 Farmers’ and Property Rights Advocate		980	971	971	1,020
1.4 Corporate Services		8,205	9,172	9,172	9,391
	Sub-total	10,709	11,757	11,757	12,052

2 Rural Programming and Agricultural Societies
2.1 Rural Programming		6,192	4,376	4,376	4,821
2.2 Agricultural Societies and Exhibitions		11,462	11,462	11,462	11,462
	Sub-total	17,654	15,838	15,838	16,283

3 Trade, Investment and Food Management
3.1 Export and Investment		3,677	4,265	4,265	4,692
3.2 Food Management		13,423	10,990	10,990	12,965
3.3 Food and Bio-Processing		9,784	8,241	8,241	8,241
3.4 Intergovernmental and Trade Relations		6,296	6,614	6,614	6,830
	Sub-total	33,180	30,110	30,110	32,728

4 Primary Agriculture
4.1 Animal Health and Assurance		11,442	9,813	9,813	9,998
4.2 Crop Health and Assurance		5,955	3,287	3,287	3,971
4.3 Agricultural Service Boards		8,699	8,483	8,483	8,891
4.4 Agriculture Research		24,057	37,000	37,000	37,000
4.5 Marketing Council		906	945	945	937
4.6 Natural Resource Management		14,936	10,812	10,812	9,860
	Sub-total	65,995	70,340	70,340	70,657

5 Agriculture Insurance and Lending Assistance
5.1 Lending Assistance		4,083	-	-	-
5.2 Insurance		226,780	171,810	171,810	201,065
5.3 Agriculture Income Support		39,256	43,496	43,496	43,309
	Sub-total	270,119	215,306	215,306	244,374

6 Forests
6.1 Wildfire Management		123,171	101,191	103,721	101,897
6.2 Forest Stewardship and Trade		51,959	68,873	68,873	75,850
	Sub-total	175,130	170,064	172,594	177,747

7 Canadian Agricultural Partnership		40,619	30,983	35,273	35,239

Agriculture, Forestry and Rural Economic Development	34

EXPENSE VOTE BY PROGRAM… continued

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
CAPITAL GRANTS
2 Rural Programming and Agricultural Societies
2.1 Rural Programming		3,351	22,083	22,083	6,400
2.2 Agricultural Societies and Exhibitions		9,654	18,146	18,146	500
	Sub-total	13,005	40,229	40,229	6,900

4 Primary Agriculture
4.7 Irrigation Infrastructure Assistance		10,000	42,600	42,600	43,220

Total		636,411	627,227	634,047	639,200

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1 Ministry Support Services
1.4 Corporate Services		102	990	1,107	990

3 Trade, Investment and Food Management
3.2 Food Management		230	301	625	301
3.3 Food and Bio-Processing		391	727	3,178	1,222
	Sub-total	621	1,028	3,803	1,523

4 Primary Agriculture
4.2 Crop Health and Assurance		57	-	57	-
4.4 Agriculture Research		81	-	427	-
4.6 Natural Resource Management		-	159	171	159
	Sub-total	138	159	655	159

6 Forests
6.1 Wildfire Management		11,741	11,085	10,264	8,424
6.2 Forest Stewardship and Trade		4	-	48	-
	Sub-total	11,745	11,085	10,312	8,424

Total		12,606	13,262	15,877	11,096

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
6 Forests
6.1 Wildfire Management		1,424	1,310	1,310	1,310

Total		1,424	1,310	1,310	1,310

35	Agriculture, Forestry and Rural Economic Development

CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)		Comparable			2022-23 Estimate
		2020-21 Actual	2021-22 Budget	2021-22 Forecast
OPERATING EXPENSE
4 Primary Agriculture
4.1 Animal Health and Assurance		-	-	347	-

5 Agriculture Insurance and Lending Assistance
5.2 Insurance		-	-	24,848	-
5.3 Agriculture Income Support		21,107	-	193,120	-
	Sub-total	21,107	-	217,968	-

6 Forests
6.2 Forest Stewardship and Trade		-	-	6,823	-
6.3 Wildfire Presuppression and Response		77,532	-	160,000	-
	Sub-total	77,532	-	166,823	-

CAPITAL GRANTS
4 Primary Agriculture
4.7 Irrigation Infrastructure Assistance		-	-	12,516	-

Total		98,639	-	397,654	-

Agriculture, Forestry and Rural Economic Development	36

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2022-23 Estimate
1	Canadian Agricultural Partnership Federal funding provided through the bilateral Canadian Agricultural Partnership Agreement is used to support a profitable and innovative agriculture, agri-food and agri-based industry. Programs 4.4 and 7	46,814

2	Forest Stewardship and Trade Funding from the Government of Saskatchewan is used to prevent or minimize the potential of mountain pine beetle infestations. Program 6.2	1,000
Total		47,814

37	Agriculture, Forestry and Rural Economic Development

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT NON-CASH AMOUNTS
Operating Expense
Trade, Investment and Food Management	400	-	-	-
Primary Agriculture	162	-	-	-
Forests	787	-	-	-
Amortization
Ministry Support Services	85	203	203	203
Rural Programming and Agricultural Societies	1	-	-	-
Trade, Investment and Food Management	1,523	1,970	1,970	1,970
Primary Agriculture	1,518	2,100	2,100	2,100
Forests	10,927	12,230	12,230	12,230
Canadian Agricultural Partnership	33	-	-	-
Consumption of Inventory
Forests	1,344	1,310	1,310	1,310
Valuation Adjustments and Other Provisions
Ministry Support Services	136	-	-	-
Rural Programming and Agricultural Societies	(11)	-	-	-
Trade, Investment and Food Management	231	-	-	-
Primary Agriculture	(1,343)	-	-	-
Forests	143	-	-	-
Canadian Agricultural Partnership	49	-	-	-
Write Down or Loss on Disposal of Capital Assets
Primary Agriculture	4	-	-	-

Total	15,989	17,813	17,813	17,813

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Trade, Investment and Food Management	165	-	-	-

Total	165	-	-	-

Agriculture, Forestry and Rural Economic Development	38

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	12,052	203	-	(30)	12,225
Rural Programming and Agricultural Societies	23,183	-	-	-	23,183
Trade, Investment and Food Management	32,728	1,970	-	(400)	34,298
Primary Agriculture	113,877	2,100	-	(184)	115,793
Lending	-	-	31,631	-	31,631
Insurance	201,065	-	404,123	(203,534)	401,654
Agriculture Income Support	43,309	-	88,976	(43,309)	88,976
Forests	177,747	13,540	-	(1,817)	189,470
Canadian Agricultural Partnership	35,239	-	-	(227)	35,012
Debt Servicing Costs	-	-	64,425	(64,425)	-
Total	639,200	17,813	589,155	(313,926)	932,242

CAPITAL INVESTMENT
Ministry Support Services	990	-	-	-	990
Trade, Investment and Food Management	1,523	-	-	-	1,523
Primary Agriculture	159	-	-	-	159
Lending	-	-	555	-	555
Insurance	-	-	3,422	-	3,422
Agriculture Income Support	-	-	238	-	238
Forests	8,424	-	-	-	8,424
Total	11,096	-	4,215	-	15,311

INVENTORY ACQUISITION
Forests	1,310	-	-	-	1,310

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	589,080	-	520,337	(249,501)	859,916
Capital grants	50,120	-	-	-	50,120
Amortization / loss on disposal	-	16,503	4,393	-	20,896
Inventory consumption	-	1,310	-	-	1,310
Debt servicing costs - general	-	-	64,425	(64,425)	-
Total	639,200	17,813	589,155	(313,926)	932,242

CAPITAL INVESTMENT	11,096	-	4,215	-	15,311

INVENTORY ACQUISITION	1,310	-	-	-	1,310

39	Agriculture, Forestry and Rural Economic Development

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Transfers from Government of Canada	313,430	280,008	579,074	326,586
Investment Income	166,193	155,652	138,514	112,631
Premiums, Fees and Licences	793,282	475,716	640,086	552,239
Other Revenue	9,469	3,761	4,103	3,518
Ministry Total	1,282,374	915,137	1,361,777	994,974
Inter-Ministry Consolidations	(1,417)	(1,612)	(1,612)	(1,612)
Consolidated Total	1,280,957	913,525	1,360,165	993,362

EXPENSE
Ministry Support Services	10,930	11,960	11,960	12,255
Rural Programming and Agricultural Societies	30,649	56,067	56,067	23,183
Trade, Investment and Food Management	35,334	32,080	32,080	34,698
Primary Agriculture	76,336	115,040	127,903	115,977
Lending	25,666	30,576	34,822	31,631
Insurance	849,955	403,745	2,849,689	403,473
Agriculture Income Support	123,663	89,188	547,991	88,976
Forests	265,863	183,604	352,957	191,287
Canadian Agricultural Partnership	40,701	30,983	35,273	35,239
Debt Servicing Costs	69,497	70,566	70,566	64,425
Ministry Total	1,528,594	1,023,809	4,119,308	1,001,144
Inter-Ministry Consolidations	(83,492)	(75,237)	(75,237)	(68,902)
Consolidated Total	1,445,102	948,572	4,044,071	932,242
Net Operating Result	(164,145)	(35,047)	(2,683,906)	61,120

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	102	990	1,107	990
Trade, Investment and Food Management	786	1,028	3,803	1,523
Primary Agriculture	138	159	655	159
Lending	1,244	2,826	1,411	555
Insurance	2,549	3,593	1,019	3,422
Agriculture Income Support	331	1,154	156	238
Forests	11,745	11,085	10,312	8,424
Consolidated Total	16,895	20,835	18,463	15,311

AMORTIZATION	(26,314)	(23,293)	(25,655)	(20,896)
DISPOSALS OR WRITE OFFS	(4)	-	-	-
Change in Capital Assets Total	(9,423)	(2,458)	(7,192)	(5,585)

Agriculture, Forestry and Rural Economic Development	40

MINISTRY FINANCIAL STATEMENTS ... continued

CHANGE IN INVENTORY ASSETS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

INVENTORY ACQUISITION Forests	1,424	1,310	1,310	1,310
Consolidated Total	1,424	1,310	1,310	1,310

CONSUMPTION	(1,344)	(1,310)	(1,310)	(1,310)
Change in Inventory Assets Total	80	-	-	-

41	Agriculture, Forestry and Rural Economic Development

Children’s Services

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	1,329,905	1,384,557	1,519,283	2,066,316

CAPITAL INVESTMENT	42	350	1,542	7,500

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Provides business services and corporate finance for the ministry.

2	Child Intervention
2.1	Program Planning and Supports

Sustains non-program supports for regional service delivery.

2.2	Child Intervention Delivery

Complies with legislative mandate to assess child safety and provide critical services to families and children.

2.3	Supports for Permanency

Provides financial support to families who adopt or obtain private guardianship of children in permanent government care.

2.4	Kinship and Foster Care Support

Provides culturally-appropriate and diverse supports to children temporarily unable to live in their family home.

3	Child Care
3.1	Child Care Affordability and Access

Provides funding to licensed child care programs to lower child care fees and improve access to quality, inclusive child care. Also oversees licensing and inspections.

3.2	Child Care Quality and Worker Supports

Issues early childhood educator certification and provides funding for professional development and tiered wage top-ups contingent upon qualifications and education of individuals working in licensed child care programs.

4	Early Intervention Services for Children and Youth
4.1	Early Intervention and Early Childhood Development

Mitigates the need for child intervention services and enhances child, youth and family resiliency through a continuum of supports (e.g. mentoring, parenting resources, home visitation, and supports for healthy child and youth development).

4.2	Youth in Transition

Supports vulnerable youth, with previous or current child intervention involvement, transitioning to adulthood through financial, mentoring and bursary programs and the cost of post-secondary education.

5	Indigenous Partnerships and Strategic Services
5.1	Policy and Partnerships

Provides strategic advice and support for innovative policy development and implementation as well as leads partnership and agreement discussions with Indigenous stakeholders.

5.2	Indigenous Connections

Strengthens relationships between the Ministry and Indigenous and Community Stakeholders and develops strong collaborative partnerships.

Children’s Services	43

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office		638	742	742	742
1.2 Deputy Minister’s Office		909	756	756	756
1.3 Corporate Services		4,427	4,430	4,430	4,430
	Sub-total	5,974	5,928	5,928	5,928

2 Child Intervention
2.1 Program Planning and Supports		9,214	10,567	10,567	10,884
2.2 Child Intervention Delivery		513,388	535,286	535,286	534,094
2.3 Supports for Permanency		67,756	67,292	67,292	67,537
2.4 Kinship and Foster Care Support		216,316	228,423	228,423	231,700
	Sub-total	806,674	841,568	841,568	844,215

3 Child Care
3.1 Child Care Affordability and Access		275,920	282,593	390,152	879,010
3.2 Child Care Quality and Worker Supports		104,687	112,464	140,631	197,122
	Sub-total	380,607	395,057	530,783	1,076,132

4 Early Intervention Services for Children and Youth
4.1 Early Intervention and Early Childhood Development		71,681	80,575	80,575	80,794
4.2 Youth in Transition		57,714	51,287	51,287	48,010
	Sub-total	129,395	131,862	131,862	128,804

5 Indigenous Partnerships and Strategic Services
5.1 Policy and Partnerships		5,409	7,570	6,570	7,637
5.2 Indigenous Connections		1,846	2,572	2,572	2,600
	Sub-total	7,255	10,142	9,142	10,237

CAPITAL GRANTS
2 Child Intervention
2.2 Child Intervention Delivery		-	-	-	1,000

Total		1,329,905	1,384,557	1,519,283	2,066,316

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2 Child Intervention
2.2 Child Intervention Delivery		37	350	542	-
2.4 Kinship and Foster Care Support		5	-	-	-
	Sub-total	42	350	542	-

3 Child Care
3.1 Child Care Affordability and Access		-	-	1,000	7,500

Total		42	350	1,542	7,500

44	Children’s Services

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

	Comparable

(thousands of dollars)	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Child Benefit	48,297	-	-	-
Alberta Child and Family Benefit	219,314	345,000	345,000	335,000

DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Child Intervention	44	-	-	-
Amortization
Child Intervention	37	73	73	72
Valuation Adjustments and Other Provisions
Ministry Support Services	(132)	-	-	-
Child Intervention	1,388	1,500	1,500	1,500
Child Care	206	-	-	-
Early Intervention Services for Children and Youth	112	-	-	-
Indigenous Partnerships and Strategic Services	(40)	-	-	-

Total	269,226	346,573	346,573	336,572

Children’s Services	45

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	5,928	-	-	5,928
Child Intervention	845,215	1,572	(2,360)	844,427
Child Care	1,076,132	-	(7,030)	1,069,102
Early Intervention Services for Children and Youth	128,804	-	(4,310)	124,494
Indigenous Partnerships and Strategic Services	10,237	-	-	10,237
Alberta Child and Family Benefit	-	335,000	-	335,000
Total	2,066,316	336,572	(13,700)	2,389,188

CAPITAL INVESTMENT
Child Care	7,500	-	-	7,500

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	2,065,316	336,500	(13,700)	2,388,116
Capital grants	1,000	-	-	1,000
Amortization / loss on disposal	-	72	-	72
Total	2,066,316	336,572	(13,700)	2,389,188

CAPITAL INVESTMENT	7,500	-	-	7,500

46	Children’s Services

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Services to First Nations Reserves	42,953	45,678	47,678	45,678
Other Federal Transfers	83,642	76,051	275,840	769,022
Premiums, Fees and Licences	60	55	55	55
Other Revenue	31,829	7,699	7,699	7,699
Ministry Total	158,484	129,483	331,272	822,454
Inter-Ministry Consolidations	(37)	-	-	-
Consolidated Total	158,447	129,483	331,272	822,454

EXPENSE
Ministry Support Services	5,842	5,928	5,928	5,928
Child Intervention	808,143	843,141	843,141	846,787
Child Care	380,813	395,057	530,783	1,076,132
Early Intervention Services for Children and Youth	129,507	131,862	131,862	128,804
Indigenous Partnerships and Strategic Services	7,215	10,142	9,142	10,237
Alberta Child Benefit	48,297	-	-	-
Alberta Child and Family Benefit	219,314	345,000	345,000	335,000
Ministry Total	1,599,131	1,731,130	1,865,856	2,402,888
Inter-Ministry Consolidations	(9,432)	(13,700)	(13,700)	(13,700)
Consolidated Total	1,589,699	1,717,430	1,852,156	2,389,188
Net Operating Result	(1,431,252)	(1,587,947)	(1,520,884)	(1,566,734)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Child Intervention	42	350	542	-
Child Care	-	-	1,000	7,500
Consolidated Total	42	350	1,542	7,500

AMORTIZATION	(37)	(73)	(73)	(72)
Change in Capital Assets Total	5	277	1,469	7,428

Children’s Services	47

Community and Social Services

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	3,812,667	3,913,705	3,804,955	3,949,317

CAPITAL INVESTMENT	302	547	1,047	547

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Provides strategic policy and planning, data analytics, business improvements and business services.

1.4	Corporate Services

Provides corporate finance and centralized procurement services for the ministry.

1.5	Appeals Panels

Adjudicative bodies created under legislation to review decisions made by program authorities upon citizen appeal.

2	Employment and Income Support
2.1	Program Planning and Delivery

Management and delivery of income support programs that assist Albertans to find and keep jobs, and helps Albertans with low incomes access financial benefits.

2.2	Income Support to People Expected to Work or Working

Financial benefits for Albertans who are able to sustain employment but do not have the resources to meet their basic needs such as food, clothing and shelter.

2.3	Income Support to People with Barriers to Full Employment

Financial benefits for Albertans who face barriers to maintaining full-time employment to meet their basic needs such as food, clothing and shelter.

2.4	Career and Employment Services

Provides access to career, workplace and labour market information that help Albertans find and maintain employment, or identifies training opportunities to secure employment.

3	Assured Income for the Severely Handicapped
3.1	Program Planning and Delivery

Management and delivery of the Assured Income for the Severely Handicapped (AISH) program to provide financial and personal supports to AISH clients.

3.2	Financial Assistance Grants

Financial benefits to eligible Albertans with a severe and permanent disability that causes a substantial limitation in their ability to earn a living.

4	Disability Services
4.1	Program Planning and Delivery

Policy development, planning, coordination to support continuous improvement of supports and services for adults with disabilities in Alberta.

4.2	Persons with Developmental Disabilities - Supports to Albertans

Supports to adults with developmental disabilities to live in their homes, access specialized support requirements, find employment, be included in community life and be as independent as possible.

4.3	Persons with Developmental Disabilities - Direct Operations

Operates facilities owned by the provincial government to provide adults with developmental disabilities in residential care settings.

4.4	Family Support for Children with Disabilities

Provides comprehensive support to families of children with disabilities to strengthen the family’s capacity to promote their child’s development and participation in activities in the home and in the community.

4.5	Provincial Disability Supports Initiatives

Provides community support programs for adults with disabilities through such programs as the Alberta Brain Injury Initiative, Residential Access Modification Program, and Cross Disability Supports.

Community and Social Services	49

DESCRIPTION OF SUPPLY VOTE PROGRAMS …continued

4.6	Fetal Alcohol Spectrum Disorder Initiatives

Provides funding to Fetal Alcohol Spectrum Disorder (FASD) Service Networks to provide a continuum of coordinated services to meet the needs of those living with FASD and their caregivers.

4.7	Disability Advocate’s Office

The Advocate’s Office assists persons and their families by helping them navigate the disability system.

5	Homeless and Outreach Support Services
5.1	Program Planning and Delivery

Policy development, management and delivery of programs that support and deliver homeless shelter services, women’s shelter services, outreach support services and Housing First programming.

5.2	Homeless Shelters

Provides funding to support the operations of homeless shelters, and short- and long-term supportive housing sites located in communities throughout the province.

5.3	Women’s Shelters

Provides safe accommodation for women and children in crisis due to family violence, and helps connect them with the resources they need to rebuild their lives.

5.4	Homeless Support Outreach Services

Provides funding to community-based organizations to deliver programs, which move individuals and families out of homelessness, including permanent housing using a Housing First approach.

6	Community Supports and Family Safety
6.1	Program Planning and Delivery

Management and delivery of programs and resources that help prevent family violence, sexual violence and abuse, and promote healthy relationships in Alberta.

6.2	Family and Community Support Services

Supports communities in designing and delivering preventative social services that help enhance Albertans’ well-being and increase their ability preparedness for crisis situations.

6.3	Family and Community Safety

Provides grant funding to community based organizations to prevent family violence, sexual violence and abuse, and promote healthy relationships in Alberta.

7	Services Provided to Other Ministries

This program reflects funding received from other ministries for the delivery of services provided by the ministry on their behalf.

50	Community and Social Services

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office		807	756	756	756
1.2 Deputy Minister’s Office		810	802	802	802
1.3 Strategic Services		2,677	2,405	2,405	2,405
1.4 Corporate Services		9,117	7,205	7,805	7,925
1.5 Appeals Panels		3,010	3,608	3,608	3,608
	Sub-total	16,421	14,776	15,376	15,496

2 Employment and Income Support
2.1 Program Planning and Delivery		123,747	111,825	116,475	102,984
2.2 Income Support to People Expected to Work or Working		334,978	428,509	322,609	369,715
2.3 Income Support to People with Barriers to Full Employment		248,803	242,157	232,157	237,412
2.4 Career and Employment Services		57,823	72,292	79,292	105,892
	Sub-total	765,351	854,783	750,533	816,003

3 Assured Income for the Severely Handicapped
3.1 Program Planning and Delivery		33,714	31,688	34,188	34,166
3.2 Financial Assistance Grants		1,280,629	1,327,719	1,293,319	1,337,052
	Sub-total	1,314,343	1,359,407	1,327,507	1,371,218

4 Disability Services
4.1 Program Planning and Delivery		62,473	58,768	55,668	54,851
4.2 Persons with Developmental Disabilities - Supports to Albertans		966,984	997,991	1,011,991	1,057,410
4.3 Persons with Developmental Disabilities - Direct Operations		40,850	40,200	40,200	39,650
4.4 Family Support for Children with Disabilities		193,301	211,951	202,751	217,760
4.5 Provincial Disability Supports Initiatives		15,771	17,299	17,299	17,299
4.6 Fetal Alcohol Spectrum Disorder Initiatives		27,197	25,239	25,239	25,239
4.7 Disability Advocate’s Office		612	1,000	1,000	1,000
	Sub-total	1,307,188	1,352,448	1,354,148	1,413,209

5 Homeless and Outreach Support Services
5.1 Program Planning and Delivery		3,716	3,151	3,551	3,551
5.2 Homeless Shelters		94,000	48,700	73,400	48,700
5.3 Women’s Shelters		54,030	51,319	56,419	51,319
5.4 Homeless Support Outreach Services		100,845	89,838	89,838	89,638
	Sub-total	252,591	193,008	223,208	193,208

6 Community Supports and Family Safety
6.1 Program Planning and Delivery		2,809	2,809	3,509	3,509
6.2 Family and Community Support Services		109,592	100,000	92,000	100,000
6.3 Family and Community Safety		29,804	33,928	36,128	34,128
	Sub-total	142,205	136,737	131,637	137,637

7 Services Provided to Other Ministries		14,568	2,546	2,546	2,546

Total		3,812,667	3,913,705	3,804,955	3,949,317

Community and Social Services	51

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2 Employment and Income Support
2.1 Program Planning and Delivery		84	-	-	-

4 Disability Services
4.2 Persons with Developmental Disabilities - Supports to Albertans		-	-	500	-
4.3 Persons with Developmental Disabilities - Direct Operations		218	547	547	547
	Sub-total	218	547	1,047	547

Total		302	547	1,047	547

52	Community and Social Services

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2022-23 Estimate
1	Services Provided to Other Ministries Reflects funding received from other ministries for the delivery of services provided by the ministry (e.g. Alberta Supports Contact Centre services and appeals) on their behalf. Program 7	2,546
Total		2,546

Community and Social Services	53

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Employment and Income Support	211	-	-	-
Disability Services	80	-	-	-
Amortization
Ministry Support Services	2	-	-	-
Employment and Income Support	26	100	100	50
Assured Income for the Severely Handicapped	1	-	-	-
Disability Services	273	300	300	150
Homeless and Outreach Support Services	15	-	-	-
Valuation Adjustments and Other Provisions
Ministry Support Services	(30)	-	-	-
Employment and Income Support	(668)	400	400	400
Assured Income for the Severely Handicapped	81	-	-	-
Disability Services	715	500	500	500
Homeless and Outreach Support Services	(241)	-	-	-
Community Supports and Family Safety	80	-	-	-
Services Provided to Other Ministries	12	-	-	-
Write Down or Loss on Disposal of Capital Assets
Employment and Income Support	13	-	-	-
Disability Services	25	-	-	-
Total	595	1,300	1,300	1,100

54	Community and Social Services

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	15,496	-	-	15,496
Employment and Income Support	816,003	450	(3,500)	812,953
Assured Income for the Severely Handicapped	1,371,218	-	-	1,371,218
Disability Services	1,413,209	650	(21,500)	1,392,359
Homeless and Outreach Support Services	193,208	-	-	193,208
Community Supports and Family Safety	137,637	-	-	137,637
Services Provided to Other Ministries	2,546	-	(2,546)	-
Total	3,949,317	1,100	(27,546)	3,922,871

CAPITAL INVESTMENT
Disability Services	547	-	-	547

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	3,949,317	900	(27,546)	3,922,671
Amortization / loss on disposal	-	200	-	200
Total	3,949,317	1,100	(27,546)	3,922,871

CAPITAL INVESTMENT	547	-	-	547

Community and Social Services	55

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Investment Income	3	-	-	-
Services on First Nations Reserves	52,642	51,226	52,643	53,143
Labour Market Development	83,128	85,128	85,128	85,128
Premiums, Fees and Licences	-	257	-	-
Other Revenue	49,932	13,964	20,215	20,215
Ministry Total	185,705	150,575	157,986	158,486
Inter-Ministry Consolidations	(14,893)	(2,546)	(2,546)	(2,546)
Consolidated Total	170,812	148,029	155,440	155,940

EXPENSE
Ministry Support Services	16,393	14,776	15,376	15,496
Employment and Income Support	764,933	855,283	751,033	816,453
Assured Income for the Severely Handicapped	1,314,425	1,359,407	1,327,507	1,371,218
Disability Services	1,308,281	1,353,248	1,354,948	1,413,859
Homeless and Outreach Support Services	252,365	193,008	223,208	193,208
Community Supports and Family Safety	142,285	136,737	131,637	137,637
Services Provided to Other Ministries	14,580	2,546	2,546	2,546
Ministry Total	3,813,262	3,915,005	3,806,255	3,950,417
Inter-Ministry Consolidations	(39,640)	(27,546)	(27,546)	(27,546)
Consolidated Total	3,773,622	3,887,459	3,778,709	3,922,871
Net Operating Result	(3,602,810)	(3,739,430)	(3,623,269)	(3,766,931)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Employment and Income Support	84	-	-	-
Disability Services	218	547	1,047	547
Consolidated Total	302	547	1,047	547

AMORTIZATION	(317)	(400)	(400)	(200)
DISPOSALS OR WRITE OFFS	(38)	-	-	-
Change in Capital Assets Total	(53)	147	647	347

56	Community and Social Services

Culture and Status of Women

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	230,240	225,808	226,008	260,123

CAPITAL INVESTMENT	435	2,331	1,031	2,331

FINANCIAL TRANSACTIONS	1,127	1,995	1,438	2,093

CONTINGENCY	-	-	7,635	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Associate Minister’s Office

Oversees the development of government priorities with a focus on Status of Women.

1.3	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.4	Strategic Services

Directs, plans and coordinates the ministry’s strategic support services in the areas of financial services, policy, and planning.

2	Community and Voluntary Support Services
2.1	Program Support

Supports divisional activities through business, operational and financial planning and reporting; policy analysis and strategic planning; performance planning and reporting; and information management.

2.2	Community Engagement

Provides assistance to enhance the capacity of the nonprofit/voluntary sector; provides leadership on civil societies sector issues; leads research, planning, and the Alberta Nonprofit/Voluntary Sector Initiative.

2.3	Community Initiatives Program

Funds initiatives under several grant streams: Project-based; Operating; Enhanced Capacity Advancement Program; Major Cultural and Sport Events; Alberta Culture Days; Indigenous and Inclusion; Creative Partnership Alberta and Volunteer Grants.

2.4	Other Initiatives

Funds projects that fall outside the parameters of the Community Initiatives Program and Community Facility Enhancement Program.

2.5	Major Fairs

Provides operational grants to support Alberta’s major urban fairs.

2.6	Community Facility Enhancement Program

Provides funds to acquire, build, purchase, repair, renovate, upgrade or expand cultural, recreation, sport and other related public-use community facilities.

2.7	Support for Culture Infrastructure

Assists non-profit organizations in the construction of cultural facilities through capital funding.

2.8	Investing in Canada Infrastructure - Community, Culture and Recreation

Funds initiatives to improve access and quality of cultural, recreational and community infrastructure for Canadians, including Indigenous peoples and vulnerable populations.

3	Cultural Industries
3.1	Program Support

Supports divisional activities through business, operational and financial planning and reporting; policy analysis and strategic planning; performance planning and reporting, and information management.

3.2	Cultural Industries

Supports Alberta’s cultural industries, including books and magazines and sound recording, operates the provincial film commission, and oversees the operation of the Northern and Southern Alberta Jubilee Auditoria.

3.3	Alberta Media Fund

Supports Alberta’s cultural industries sector. Provides grants to support film and television production in Alberta and support for cultural industries initiatives and organizations.

4	Arts
4.1	Arts

Provides funding and support to Alberta’s arts sector through the Alberta Foundation for the Arts and the Foundation’s art collection. Also promotes the value of the arts and manages film classification services.

Culture and Status of Women	58

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

4.2	Assistance to the Alberta Foundation for the Arts

Provides funding to support the Alberta Foundation for the Arts.

5	Francophone Secretariat
5.1	Francophone Secretariat

Acts as the coordinating body in the implementation of the cross-government French Policy and as a liaison between the government’s various ministries and Alberta’s Francophonie.

5.2	French Language Services

Negotiates and administers federal funding under the multi-year Canada-Alberta Agreement on French-Language Services. Federal funding is used to support the development and delivery of government services in French.

6	Heritage
6.1	Program Support

Supports business, operational and financial planning, policy analysis and strategic planning, information management, web development, divisional marketing, and performance planning and reporting.

6.2	Royal Alberta Museum

The central repository and showcase for much of the Province’s collections and associated knowledge that document the broad range of historic and contemporary Alberta human and natural history.

6.3	Royal Tyrrell Museum

Dedicated to the collection, preservation, research, display, and interpretation of the Province’s rich and diverse palaeontological resources.

6.4	Historic Sites and Other Museums

Includes 17 historical sites and interpretive centres across the Province focused on collecting, conserving, researching and presenting Alberta’s heritage.

6.5	Provincial Archives of Alberta

The primary repository for textual, audiovisual, photographic, and other archival records, acquired from both the government and private sectors.

6.6

Historic Resources Management Regulates potential adverse effects to significant Alberta historic resources, which include historic buildings, archaeological sites and Indigenous heritage traditional use sites.

6.7	Support to Glenbow Museum

Provides annual contract funding to the Glenbow to conserve and display government-owned objects in the institution’s collections.

6.8

Heritage Preservation Partnership Programs Provides project grants to preserve and interpret Alberta’s heritage through research and heritage awareness initiatives and projects to conserve legally protected heritage buildings.

6.9	Support for Provincial Heritage Organizations

Offers annual operational grants to six provincial heritage organizations that provide programs and services to their institutional and individual members.

6.10	Heritage Capital and Repairs

Facilitates investment in equipment and information technology capital and repairs and maintenance throughout a network of 20 museums, historic sites and interpretive centers.

7	Sport, Physical Activity and Recreation
7.1	Recreation and Physical Activity Services

Works with national, provincial, and local partners in recreation and physical activity to develop and advance policy and programs.

7.2	Sport Development Services

Supports Provincial Sport Organizations in enhancing athlete, coach, official and volunteer development and develop and advance policy and programs.

59	Culture and Status of Women

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

7.3	Multi-Sport Games

Provides and supports opportunities for Alberta’s athletes to participate in multisport games. This includes Alberta Summer and Winter Games and other interprovincial and international games.

7.4	Support for Sport, Physical Activity and Recreation

Supports Alberta’s sport, physical activity and recreation sector through grants to organizations and individuals.

8	Status of Women

Develops and promotes strategic policies and solutions that improve women’s economic security, address gender-based violence and support diversity and inclusion.

Culture and Status of Women	60

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office		846	860	860	860
1.2 Associate Minister’s Office		-	-	240	315
1.3 Deputy Minister’s Office		888	890	880	885
1.4 Strategic Services		5,219	5,463	5,153	5,483
	Sub-total	6,953	7,213	7,133	7,543

2 Community and Voluntary Support Services
2.1 Program Support		728	755	515	690
2.2 Community Engagement		6,469	7,325	7,125	6,910
2.3 Community Initiatives Program		39,766	37,085	36,635	20,735
2.4 Other Initiatives		5,011	2,000	4,570	2,200
2.5 Major Fairs		7,255	6,805	5,805	6,805
	Sub-total	59,229	53,970	54,650	37,340

3 Cultural Industries
3.1 Program Support		268	340	860	880
3.2 Cultural Industries		3,688	5,690	5,270	6,545
3.3 Alberta Media Fund		29,200	19,800	18,300	4,000
	Sub-total	33,156	25,830	24,430	11,425

4 Arts
4.1 Arts		2,829	2,850	2,720	3,060
4.2 Assistance to the Alberta Foundation for the Arts		24,247	25,585	25,585	25,585
	Sub-total	27,076	28,435	28,305	28,645

5 Francophone Secretariat
5.1 Francophone Secretariat		422	735	725	725
5.2 French Language Services		636	650	650	650
	Sub-total	1,058	1,385	1,375	1,375

6 Heritage
6.1 Program Support		1,419	1,272	1,142	1,547
6.2 Royal Alberta Museum		11,140	11,715	11,720	10,260
6.3 Royal Tyrrell Museum		4,425	5,205	5,170	6,975
6.4 Historic Sites and Other Museums		6,848	7,630	7,520	7,865
6.5 Provincial Archives of Alberta		2,906	3,250	3,180	3,210
6.6 Historic Resources Management		5,024	5,120	5,075	5,090
6.7 Support to Glenbow Museum		2,691	2,288	2,288	2,288
6.8 Heritage Preservation Partnership Programs		2,113	1,450	1,305	1,450
6.9 Support for Provincial Heritage Organizations		1,536	1,705	1,705	1,705
6.10 Heritage Capital and Repairs		407	-	80	-
	Sub-total	38,509	39,635	39,185	40,390

61	Culture and Status of Women

EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE… continued
7 Sport, Physical Activity and Recreation
7.1 Recreation and Physical Activity Services		2,693	2,290	2,215	2,255
7.2 Sport Development Services		1,015	1,220	1,185	1,350
7.3 Multi-Sport Games		1,343	1,920	1,750	1,625
7.4 Support for Sport, Physical Activity and Recreation		17,450	14,605	15,220	14,605
	Sub-total	22,501	20,035	20,370	19,835

8 Status of Women		2,584	4,140	3,895	3,975

CAPITAL GRANTS
2 Community and Voluntary Support Services
2.6 Community Facility Enhancement Program		21,890	18,500	18,500	38,500
2.7 Support for Culture Infrastructure		13,400	4,450	4,450	38,427
2.8 Investing in Canada Infrastructure - Community, Culture and Recreation		3,884	22,215	23,715	32,668
	Sub-total	39,174	45,165	46,665	109,595

Total		230,240	225,808	226,008	260,123

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
3 Cultural Industries
3.2 Cultural Industries		368	385	385	385

6 Heritage
6.10 Heritage Capital and Repairs		67	1,946	646	1,946

Total		435	2,331	1,031	2,331

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
6 Heritage
6.2 Royal Alberta Museum		77	730	730	730
6.3 Royal Tyrrell Museum		6	-	-	-
6.4 Historic Sites and Other Museums		37	250	250	250
6.5 Provincial Archives of Alberta		6	10	10	10
	Sub-total	126	990	990	990

CONTAMINATED SITE LIABILITY RETIREMENT
6 Heritage
6.10 Heritage Capital and Repairs		1,001	1,005	448	1,103

Total		1,127	1,995	1,438	2,093

Culture and Status of Women	62

CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)		Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
CAPITAL GRANTS
2 Community and Voluntary Support Services
2.8 Investing in Canada Infrastructure - Community, Culture and Recreation	-	-	7,635	-

63	Culture and Status of Women

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2022-23 Estimate
1	Department The Department provides financial and administrative services to the Alberta Foundation for the Arts. Costs incurred by the Department for these services are recovered. Program 4	2,347

2	Jubilee Auditoria The Jubilee Auditoria collects revenue from rentals, fees and other sources that are used to offset the cost of providing services at the Jubilee Auditoria. Program 3	7,001

3	Heritage The ministry collects various fees and other revenue that are used to partially offset the cost of providing services. Program 6	13,965

4	Sport, Physical Activity and Recreation Revenue from donations, fees and other sources are used to fund the cost of sport programs, facilities and services. Program 7	3,125

5	Community and Voluntary Support Services Revenue from donations used to support the non-profit and voluntary sector. Program 2	500
Total		26,938

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
2	Jubilee Auditoria The Jubilee Auditoria collects revenue from rentals, fees and other sources that are used to offset the cost of providing services at the Jubilee Auditoria. Program 3	357
Total		357

Culture and Status of Women	64

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Queen’s Golden Jubilee Scholarship	50	80	80	80

DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Heritage	142	-	-	-
Amortization
Cultural Industries	760	690	690	580
Heritage	6,921	7,225	7,225	7,135
Sport, Physical Activity and Recreation	7	5	5	5
Status of Women	3	1	1	-
Consumption of Inventory
Heritage	310	990	990	990
Valuation Adjustments and Other Provisions
Ministry Support Services	33	137	137	137
Community and Voluntary Support Services	(145)	-	-	-
Cultural Industries	(38)	-	-	-
Arts	(8)	-	-	-
Francophone Secretariat	(35)	-	-	-
Heritage	302	500	500	500
Sport, Physical Activity and Recreation	(179)	-	-	-
Status of Women	(98)	-	-	-
Write Down or Loss on Disposal of Capital Assets
Cultural Industries	2	-	-	-
Heritage	2	-	-	-
Total	8,029	9,628	9,628	9,427

65	Culture and Status of Women

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	7,543	137	-	-	7,680
Community and Voluntary Support Services	146,935	80	-	-	147,015
Cultural Industries	11,425	580	-	-	12,005
Arts	28,645	-	30,217	(29,482)	29,380
Francophone Secretariat	1,375	-	-	-	1,375
Heritage	40,390	8,625	-	(250)	48,765
Sport, Physical Activity and Recreation	19,835	5	-	(1,500)	18,340
Status of Women	3,975	-	-	-	3,975
Total	260,123	9,427	30,217	(31,232)	268,535

CAPITAL INVESTMENT
Cultural Industries	385	-	-	-	385
Heritage	1,946	-	-	-	1,946
Total	2,331	-	-	-	2,331

INVENTORY ACQUISITION
Heritage	990	-	-	-	990

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	150,528	717	30,210	(31,232)	150,223
Capital grants	109,595	-	-	-	109,595
Amortization / loss on disposal	-	7,720	7	-	7,727
Inventory consumption	-	990	-	-	990
Total	260,123	9,427	30,217	(31,232)	268,535

CAPITAL INVESTMENT	2,331	-	-	-	2,331

INVENTORY ACQUISITION	990	-	-	-	990

Culture and Status of Women	66

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Transfers of Assets or Liabilities from Related Parties	2,464	-	-	-
Transfer from Alberta Heritage Scholarship Fund	50	80	80	80
Transfers from Government of Canada	11,240	23,605	32,740	34,058
Investment Income	77	100	100	100
Premiums, Fees and Licences	3,004	9,601	8,156	12,315
Other Revenue	6,892	14,402	15,747	18,618
Ministry Total	23,727	47,788	56,823	65,171
Inter-Ministry Consolidations	(2,512)	(80)	(80)	(80)
Consolidated Total	21,215	47,708	56,743	65,091

EXPENSE
Ministry Support Services	6,986	7,350	7,270	7,680
Community and Voluntary Support Services	98,308	99,215	109,030	147,015
Cultural Industries	33,880	26,520	25,120	12,005
Arts	27,647	26,720	27,590	30,930
Francophone Secretariat	1,023	1,385	1,375	1,375
Heritage	46,186	48,350	47,900	49,015
Sport, Physical Activity and Recreation	22,329	20,040	20,375	19,840
Status of Women	2,489	4,141	3,896	3,975
Ministry Total	238,848	233,721	242,556	271,835
Inter-Ministry Consolidations	(1,647)	(3,300)	(3,300)	(3,300)
Consolidated Total	237,201	230,421	239,256	268,535
Net Operating Result	(215,986)	(182,713)	(182,513)	(203,444)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Cultural Industries	368	385	385	385
Heritage	67	1,946	646	1,946
Consolidated Total	435	2,331	1,031	2,331

AMORTIZATION	(7,699)	(7,928)	(7,928)	(7,727)
DISPOSALS OR WRITE OFFS	(4)	-	-	-
Change in Capital Assets Total	(7,268)	(5,597)	(6,897)	(5,396)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION
Heritage	126	990	990	990
Consolidated Total	126	990	990	990

CONSUMPTION	(310)	(990)	(990)	(990)
Change in Inventory Assets Total	(184)	-	-	-

67	Culture and Status of Women

Education

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable			2022-23 Estimate
	2020-21 Actual	2021-22 Budget	2021-22 Forecast

EXPENSE	5,295,433	4,906,896	4,908,896	5,007,471

CAPITAL INVESTMENT	200	1,433	1,433	565

FINANCIAL TRANSACTIONS	16,497	17,297	17,288	18,117

CONTINGENCY	-	-	43,600	-

68	Education

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Financial administration and operations, policy and legislation development, contracts management, and project management.

2	Education System Support

Facilitates Kindergarten to Grade 12 budgeting and grant management, capital planning, curriculum development, accredited teacher certifications, international education, and student assessment.

3	Operating Support for School Jurisdictions
3.1	Base Funding

Funding for the delivery of basic instructional programming for early childhood services to Grade 12 education programs and curriculum implementation.

3.2	Learning Support Funding

Funding to support the unique and diverse learning needs and well being of children and students.

3.3	Operations and Maintenance

Funding for operations and routine maintenance of school facilities.

3.4	Transportation

Funding for student transportation services.

3.5	Governance and Administration

Funding for governance and system administration expenditures.

4	Accredited Private Schools and Early Childhood Service Operators
4.1	Accredited Private Schools Support

Funding to accredited independent schools and designated special education for children in Kindergarten to Grade 12.

4.2	Accredited Private Early Childhood Service Operators Support

Funding to accredited independent early childhood service operators.

5	School Facilities
5.1	School Facilities Infrastructure

Funding to modernize existing schools or infrastructure maintenance and renewal projects.

5.2	Alberta Schools Alternative Procurement

Debt servicing costs for P3 schools built under Alberta Schools Alternative Procurement projects.

Education	69

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	922	769	769	769
1.2	Deputy Minister’s Office	609	661	661	661
1.3	Corporate Services	5,213	4,871	4,871	4,871
	Sub-total	6,744	6,301	6,301	6,301

2	Education System Support	72,165	85,380	85,380	85,380

3	Operating Support for School Jurisdictions
3.1	Base Funding	1,698,943	1,760,182	1,759,182	1,812,907
3.2	Learning Support Funding	1,560,499	1,356,090	1,359,490	1,403,436
3.3	Operations and Maintenance	677,145	650,946	650,946	667,239
3.4	Transportation	273,648	310,331	310,331	319,081
3.5	Governance and Administration	276,342	275,900	275,900	275,900
	Sub-total	4,486,577	4,353,449	4,355,849	4,478,563

4	Accredited Private Schools and Early Childhood Service Operators
4.1	Accredited Private Schools Support	203,546	187,318	187,318	189,191
4.2	Accredited Private Early Childhood Service Operators Support	134,674	126,330	126,330	127,716
	Sub-total	338,220	313,648	313,648	316,907

5	School Facilities
5.1	School Facilities Infrastructure	1,002	1,000	600	1,000

CAPITAL GRANTS
5	School Facilities
5.1	School Facilities Infrastructure	5,574	11,386	11,386	7,682

CAPITAL PAYMENTS TO RELATED PARTIES
5	School Facilities
5.1	School Facilities Infrastructure	358,178	109,551	109,551	86,287

DEBT SERVICING
5	School Facilities
5.2	Alberta Schools Alternative Procurement	26,973	26,181	26,181	25,351
	Total	5,295,433	4,906,896	4,908,896	5,007,471

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Education System Support	200	1,433	1,433	565
Total		200	1,433	1,433	565

70	Education

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
5	School Facilities
5.2	Alberta Schools Alternative Procurement	16,497	17,297	17,288	18,117
Total		16,497	17,297	17,288	18,117

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
3	Operating Support for School Jurisdictions
3.2	Learning Support Funding	-	-	43,600	-
Total		-	-	43,600	-

Education	71

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2022-23 Estimate
1	French Language Program Funding received from the federal government to support French minority language and second language education programs. Program 3.2	13,000

2	Diploma Exam Rewrites Revenue generated from the fees collected from students and from sales of diploma examinations outside of Alberta funds the cost of writing examinations for retesting and rescoring. Program 2	1,530

3	Educational Print Services Revenue generated from the sale of educational print services such as curriculum booklets. Brochures, posters and other materials are also sold through the Queen’s Printer. Program 2	1,500

4	High School Transcripts Revenue generated from the fees collected for the delivery of high school transcripts. Program 2	1,400

5	Teacher Certification Revenue generated from fees collected for the evaluation of teacher credentials and the costs associated with the issuance of teacher certificates. Program 2	775

6	Other Fees and Licences Revenue generated from the fees collected from the licence agreements for achievement tests and diploma examinations. Program 2	20
Total		18,225

72	Education

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Teachers’ Pension Plan (post-1992) - payments	389,029	385,400	385,400	385,400
School Facilities	-	4,500	8,400	4,500

DEPARTMENT NON-CASH AMOUNTS
Operating Expense
Education System Support	9	-	-	-
Amortization
Education System Support	2,180	1,856	1,856	1,970
Valuation Adjustments and Other Provisions
Ministry Support Services	254	-	-	-
Education System Support	(12)	-	-	-
Write Down or Loss on Disposal of Capital Assets
Education System Support	(15)	-	-	-
Pension Provisions
Teachers’ Pension Provision	(118,651)	(96,440)	(95,587)	-
Total	272,794	295,316	300,069	391,870

Education	73

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	6,301	-	-	-	6,301
Instruction - ECS to Grade 12	3,216,343	385,400	8,757,021	(5,805,340)	6,553,424
Operations and Maintenance	667,239	-	746,011	(663,224)	750,026
Student Transportation	319,081	-	385,330	(318,336)	386,075
Accredited Private Schools and Early Childhood Service Operators	316,907	-	-	-	316,907
School Facilities	94,969	4,500	475,532	(91,787)	483,214
Governance and System Administration	275,900	-	273,860	(273,860)	275,900
Program Support Services	85,380	1,970	35,000	(11,700)	110,650
Debt Servicing Costs	25,351	-	12,216	(3,624)	33,943
Total	5,007,471	391,870	10,684,970	(7,167,871)	8,916,440

CAPITAL INVESTMENT
School Facilities	-	-	928,172	-	928,172
Program Support Services	565	-	-	-	565
Total	565	-	928,172	-	928,737

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	4,875,168	389,900	10,189,739	(7,064,977)	8,389,830
Operating Expense - COVID-19/Recovery Plan	12,983	-	12,983	(12,983)	12,983
Capital grants	7,682	-	-	-	7,682
Capital payments to related parties	86,287	-	-	(86,287)	-
Amortization / loss on disposal	-	1,970	470,032	-	472,002
Debt servicing costs - general	-	-	12,216	(3,624)	8,592
Debt servicing costs - Capital Plan	25,351	-	-	-	25,351
Total	5,007,471	391,870	10,684,970	(7,167,871)	8,916,440

CAPITAL INVESTMENT	565	-	928,172	-	928,737

74	Education

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Education Property Tax	2,482,755	2,472,000	2,477,000	2,504,000
Transfers from Government of Canada	287,607	109,082	193,969	125,806
Premiums, Fees and Licences	125,800	178,259	138,143	173,725
Investment Income	18,778	15,365	10,589	10,640
Internal Government Transfers	343,865	313,143	313,143	315,888
Fundraising, Gifts and Donations	60,312	63,022	47,774	47,774
Other Revenue	197,545	156,344	125,061	179,309
Ministry Total	3,516,662	3,307,215	3,305,679	3,357,142
Inter-Ministry Consolidations	(343,865)	(313,143)	(313,143)	(315,888)
Consolidated Total	3,172,797	2,994,072	2,992,536	3,041,254

EXPENSE
Ministry Support Services	6,738	6,301	6,301	6,301
Instruction - ECS to Grade 12	6,192,622	6,525,988	6,564,350	6,553,569
Operations and Maintenance	757,018	733,733	733,733	750,026
Student Transportation	314,829	377,325	377,325	386,075
Accredited Private Schools and Early Childhood Service Operators	337,697	313,648	313,648	316,907
School Facilities	438,298	472,747	476,306	483,214
Governance and System Administration	264,903	275,900	275,900	275,900
Program Support Services	91,829	110,536	110,536	110,650
Debt Servicing Costs	38,696	38,386	36,897	37,567
Pension Provision	(118,651)	(96,440)	(95,587)	-
Ministry Total	8,323,979	8,758,124	8,799,409	8,920,209
Inter-Ministry Consolidations	(10,429)	(3,758)	(2,269)	(3,769)
Consolidated Total	8,313,550	8,754,366	8,797,140	8,916,440
Net Operating Result	(5,140,753)	(5,760,294)	(5,804,604)	(5,875,186)

CHANGE IN CAPITAL ASSETS
INVESTMENT

School Facilities	776,272	995,222	834,796	928,172
Program Support Services	200	1,433	1,433	565
Consolidated Total	776,472	996,655	836,229	928,737

AMORTIZATION	(434,824)	(457,717)	(457,776)	(472,002)
DISPOSALS OR WRITE OFFS	15	-	-	-
Change in Capital Assets Total	341,663	538,938	378,453	456,735

Education	75

Energy

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	790,231	1,622,956	1,419,202	551,832

CAPITAL INVESTMENT	-	500	500	500

FINANCIAL TRANSACTIONS	134,831	96,970	96,970	96,970

76

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Associate Minister’s Office

Works with the Minister to advance Alberta’s energy sector.

1.3	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.4	Associate Deputy Minister’s Office

Supports the Associate Minister of Natural Gas and Electricity.

1.5	Corporate Services

Provides strategic, financial, legal, and accommodations advice and services to support ministry objectives and requirements.

2	Resource Development and Management
2.1	Energy Operations

Conducts the assessment, calculation, collection and audit of non-renewable resource revenues, freehold mineral taxes, and bonuses, sales, rentals and fees related to crown mineral rights.

2.2	Energy Policy

Conducts the research, design, and development of energy policy to strategically support government initiatives.

2.3	Industry Advocacy

An information hub that will respond in real time to misinformation about Alberta’s energy industry.

3	Cost of Selling Oil

Costs incurred by the Alberta Petroleum Marketing Commission (APMC) in selling crude oil on behalf of the department.

4	Climate Change
4.1	Renewable Electricity Program

Costs incurred to support renewable energy projects through the development and construction of infrastructure and the subsequent generation of renewable energy.

4.2	Coal Phase-Out Agreements

Costs incurred to support the elimination of coal power generation by 2030 by providing transition payments to companies.

5	Economic Recovery Support
5.1	Site Rehabilitation Program

Created to get Albertans back to work by performing pipeline, well and oil and gas site reclamation work.

5.2	Alberta Energy Regulator Levy Assistance

Grant funding provided to the Alberta Energy Regulator to provide relief to industry in response to the economic collapse and impacts of COVID-19.

5.3	Mineral Strategy

Costs associated with government’s Mineral Strategy and Action Plan.

5.4	Utility Deferral Program

Loans provided to energy retailers to allow customers to defer energy bill payments in response to the economic collapse and impacts of COVID-19.

6	Market Access
6.1	Crude by Rail

Costs incurred to divest contracts associated with transporting crude oil by railway.

Energy	77

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office		872	995	995	995
1.2 Associate Minister’s Office		521	572	572	572
1.3 Deputy Minister’s Office		606	667	667	667
1.4 Associate Deputy Minister’s Office		497	552	552	552
1.5 Corporate Services		2,860	3,930	3,930	3,884
	Sub-total	5,356	6,716	6,716	6,670

2 Resource Development and Management
2.1 Energy Operations		15,448	17,389	16,389	17,215
2.2 Energy Policy		33,941	34,636	32,636	34,536
2.3 Industry Advocacy		1,673	27,000	17,000	27,000
	Sub-total	51,062	79,025	66,025	78,751

3 Cost of Selling Oil		46,308	72,000	135,000	144,000

4 Climate Change
4.1 Renewable Electricity Program		2,335	8,800	4,000	12,400

5 Economic Recovery Support
5.1 Site Rehabilitation Program		129,640	452,350	254,396	297,200
5.2 Alberta Energy Regulator Levy Assistance		113,000	-	-	-
5.3 Mineral Strategy		-	28,065	28,065	12,811
	Sub-total	242,640	480,415	282,461	310,011
CRUDE BY RAIL EXPENSE

6 Market Access
6.1 Crude by Rail		442,530	976,000	925,000	-

Total		790,231	1,622,956	1,419,202	551,832

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1 Ministry Support Services
1.5 Corporate Services		-	500	500	500

Total		-	500	500	500

78	Energy

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)	Comparable			2022-23 Estimate
	2020-21 Actual	2021-22 Budget	2021-22 Forecast
LEGAL LIABILITY RETIREMENT
4 Climate Change
4.2 Coal Phase-Out Agreements	97,683	96,970	96,970	96,970

NET LOANS AND ADVANCES FOR SHORT TERM LENDING
5 Economic Recovery Support
5.4 Utility Deferral Program	37,148	-	-	-

Total	134,831	96,970	96,970	96,970

Energy	79

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Carbon Capture and Storage	542	564	564	564
Capital Grants
Carbon Capture and Storage	126,033	58,370	42,937	58,350

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	17	500	500	500
Valuation Adjustments and Other Provisions
Resource Development and Management	5,563	40	40	40
Climate Change	18,263	23,614	23,614	21,387

Total	150,418	83,088	67,655	80,841

80	Energy

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	6,670	500	-	-	7,170
Resource Development and Management	78,751	40	12,000	(12,000)	78,791
Cost of Selling Oil	144,000	-	-	-	144,000
Climate Change	12,400	21,387	-	-	33,787
Carbon Capture and Storage	-	58,914	-	-	58,914
Energy Regulation	-	-	219,015	-	219,015
Orphan Well Abandonment	-	-	78,500	-	78,500
Utilities Regulation	-	-	30,671	-	30,671
Economic Recovery Support	310,011	-	-	(12,811)	297,200
Total	551,832	80,841	340,186	(24,811)	948,048

CAPITAL INVESTMENT
Ministry Support Services	500	-	-	-	500
Energy Regulation	-	-	14,500	-	14,500
Utilities Regulation	-	-	1,500	-	1,500
Total	500	-	16,000	-	16,500

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	241,821	21,991	307,575	(12,000)	559,387
Operating Expense - COVID-19/Recovery Plan	310,011	-	12,811	(12,811)	310,011
Capital grants	-	58,350	-	-	58,350
Amortization / loss on disposal	-	500	19,800	-	20,300
Total	551,832	80,841	340,186	(24,811)	948,048

CAPITAL INVESTMENT	500	-	16,000	-	16,500

Energy	81

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Transfers from Government of Canada	127,954	450,000	252,046	295,000
Freehold Mineral Rights Tax	59,818	67,000	95,000	96,000
Natural Gas and By-Products Royalty	465,162	467,000	1,722,000	1,458,000
Crude Oil Royalty	465,969	627,000	1,666,000	1,670,000
Bitumen Royalty	2,005,884	1,482,000	9,515,000	10,349,000
Coal Royalty	12,032	10,000	9,000	8,000
Bonuses and Sales of Crown Leases	23,731	151,000	185,000	236,000
Rentals and Fees	118,094	118,000	140,000	119,000
Energy Regulation Industry Levies and Licences	114,240	206,592	208,023	200,730
Orphan Well Abandonment Levy and Fees	65,698	74,000	74,000	78,500
Utility Regulation Industry Levies and Licences	29,971	31,377	30,377	30,306
Investment Income	440	1,017	717	725
Other Revenue	4,483	955	28,725	590
Other Premiums, Fees and Licences	2,651	1,745	1,872	1,529
Net Income Alberta Petroleum Marketing Commission	(1,854,103)	(570,159)	(124,240)	(329,295)
Net Income Balancing Pool	(112,770)	107,445	93,700	111,700
Ministry Total	1,529,254	3,224,972	13,897,220	14,325,785
Inter-Ministry Consolidations	(212)	-	-	-
Consolidated Total	1,529,042	3,224,972	13,897,220	14,325,785

EXPENSE
Ministry Support Services	5,373	7,216	7,216	7,170
Resource Development and Management	58,687	79,065	66,065	78,791
Cost of Selling Oil	46,308	72,000	135,000	144,000
Climate Change	20,598	32,414	27,614	33,787
Market Access	442,530	976,000	925,000	-
Carbon Capture and Storage	126,575	58,934	43,501	58,914
Energy Regulation	203,753	208,269	241,490	219,015
Orphan Well Abandonment	65,698	74,000	74,000	78,500
Utilities Regulation	30,479	31,477	31,477	30,671
Economic Recovery Support	129,640	477,350	254,396	297,200
Ministry Total	1,129,641	2,016,725	1,805,759	948,048
Inter-Ministry Consolidations	(442)	-	-	-
Consolidated Total	1,129,199	2,016,725	1,805,759	948,048
Net Operating Result	399,843	1,208,247	12,091,461	13,377,737

82	Energy

MINISTRY FINANCIAL STATEMENTS ... continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
INVESTMENT
Ministry Support Services	-	500	500	500
Energy Regulation	13,697	14,500	14,011	14,500
Utilities Regulation	288	2,000	1,000	1,500
Consolidated Total	13,985	17,000	15,511	16,500

AMORTIZATION	(17,561)	(19,300)	(19,300)	(20,300)
Change in Capital Assets Total	(3,576)	(2,300)	(3,789)	(3,800)

Energy                                                                                              83

Environment and Parks

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	666,196	556,295	568,986	584,695

CAPITAL INVESTMENT	51,773	119,764	81,571	93,891

FINANCIAL TRANSACTIONS	-	4,019	4,019	4,019

CONTINGENCY	-	-	50,815	-

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Legal Services

Supports the ministry by providing timely and effective legal and related strategic advice to help the ministry achieve its business objectives.

1.4	Corporate Services

Provides overall corporate support services for the ministry including finance, accommodation, business planning and annual reporting.

2	Air
2.1	Air Policy

Develops policy options that are aligned with provincial air quality outcomes that are integrated with social and economic considerations.

2.2	Air Partners and Stewardship

Works with local airshed partnerships through education program development and implementation, providing standards and technical oversight for air quality monitoring and ensures the efficient use of resources.

2.3	Air Quality Management

Works to promote and achieve Alberta’s clean air agenda by regulating environmental approvals for facilities and monitoring non-point source emissions of concern to Albertans.

3	Land
3.1	Land Policy

Develops, coordinates, and evaluates polices related to rangeland management, land conservation, reclamation and remediation, waste management and public lands management.

3.2	Public Land Management

Develops and implements regional and sub-regional land use plans, conserves and manages public land in support of diverse interests including agricultural use, peat and aggregate extraction, tourism and recreational use.

3.3	Rangeland Management

Supports the effective management of agricultural public lands by developing policies, maintaining relevant legislation and evaluating and managing requests to provide agriculture economic opportunities.

4	Water
4.1	Water Policy

Develops policies and programs supporting the key strategies and associated outcomes for provincial water management through regulatory delivery and partnerships that ensure these objectives are achieved.

4.2	Water Partners and Stewardship

Works with organizations such as the Alberta Water Council, Watershed Planning and Advisory Councils and Watershed

Stewardship Groups to achieve the desired outcomes of Alberta’s Water for Life strategy.

4.3	Water Management

Responsible for the comprehensive operation and maintenance of government owned water management infrastructure and administration of the Provincial Dam Safety program under the Water Act.

4.4	Flood Adaptation

Provides services related to flood and drought mitigation and adaptation by working closely with municipalities, First Nations, stakeholders and Government to improve the province’s flood and drought resilience.

Environment and Parks	88

 DESCRIPTION OF SUPPLY VOTE PROGRAMS …continued

5	Fish and Wildlife
5.1	Fish and Wildlife Policy

Supports the government’s conservation, management and wise use of fisheries and wildlife resources through policy development and management.

5.2	Fisheries Management

Responsible for the conservation, management, status, stocking, allocation and use of fish stocks for recreational, commercial and domestic purposes.

5.3	Wildlife Management

Develops and implements programs to manage populations, ensure habitats are maintained, recovering species at risk and ensure that emergent wildlife disease threats are identified and response strategies developed.

6	Integrated Planning
6.1	Resource Management

Supports the department’s approvals and compliance assurance programs, as well as the delivery of the Alberta’s integrated resource management system. Includes regional and sub-regional plans.

6.2	Regional Cumulative Effects Management

Implements the Land-use Framework and coordinates with the Land Use Secretariat to address the impacts of development on land, air, water and biodiversity at regional and sub-regional levels.

6.3	Environmental Emergency Response

The Alberta Support and Emergency Response Team (ASERT) maintains a provincial program in environmental emergency management that includes preparing and responding to environmental emergencies across the province.

7	Parks
7.1	Parks Operations

Provides program development, operations and maintenance, management of contracted facility operators, as well as program delivery activities.

7.2	Parks Visitor Experience

Provides a diverse range of functions, including information services, visitor centre operations, interpretive programming, and outreach and educational activities.

7.3	Parks Conservation Management

Conducts natural resource inventories assessments, land use disposition and permitting management, wildlife monitoring, and invasive species, insect and disease control.

7.4	Parks Public Safety and Security

Conserves Alberta parks through public education, security patrols, search and rescue operations and assistance with provincial emergencies.

7.5	Parks Infrastructure Management

Provides capital planning, life-cycle maintenance, upgrading and development of new park infrastructure.

8	Land Use Secretariat

Provides the leadership, support and expertise to government ministries on implementing the Land-use Framework by integrating, coordinating, and supporting land-use planning in the province.

9	Science and Monitoring
9.1	Environmental Science, Monitoring, Evaluation and Reporting

Provides provincial ambient environmental monitoring, evaluation and reporting based on sound science and evidence to inform policy and regulatory decision-making.

9.2	Oil Sands Monitoring

A joint commitment between the federal government and Alberta to implement scientifically, comprehensive, integrated and transparent environmental monitoring of oil sands development activities.

Infrastructure	89	Environment and Parks

 DESCRIPTION OF SUPPLY VOTE PROGRAMS …continued

10	Emissions Management
10.1	Regulatory and Operations

Implements the Technology Innovation and Emissions Reduction system, the Specified Gas Reporting Regulations, and Renewable Fuel Standard.

10.2	Technology Innovation and Emissions Reduction

Funds investments in technology and innovation to support emissions reductions in Alberta.

10.3	Oil Sands Innovation

A funding program that supports emissions reductions for facilities with the highest emission intensity of bitumen production in the Alberta oil sands.

10.4	Other Investments

Provides funding for ongoing programs that support emissions reductions.

11	Quasi-Judicial Bodies
11.1	Natural Resources Conservation Board

Conducts independent public reviews of major, non-energy natural resource projects and regulates Alberta’s confined feeding operations for livestock.

11.2	Land and Property Rights Tribunal

Provides compensation to landowners related to resource activity and power transmission lines on privately owned lands or occupied crown lands.

11.3	Environmental and Public Lands Appeal Board

Provides fair, impartial and efficient resolution of appeals under various acts and regulations of certain decisions made by the ministry.

12	2013 Alberta Flooding
12.1	Infrastructure Recovery

Authorizes flood recovery and facilitated regulatory authorizations under the Water Act and Public Lands Act to rebuild flood damaged infrastructure and new mitigation infrastructure as a result of 2013 flooding.

12.2	Parks Flood Recovery

Provides recovery, repair, maintenance and mitigation of flood damage in the Kananaskis and South Regions of Alberta due to the 2013 Alberta Flood.

12.3	Community Stabilization

Supports communities to ensure that facilities, spillways and infrastructure are maintained and constructed to minimize the impact of future flooding.

Environment and Parks	90

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable

			2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		837	947	947	941
1.2	Deputy Minister’s Office		601	645	645	642
1.3	Legal Services		253	321	321	319
1.4	Corporate Services		21,957	17,659	17,659	17,350

		Sub-total	23,648	19,572	19,572	19,252

2	Air
2.1	Air Policy		5,490	6,173	6,173	6,095
2.2	Air Partners and Stewardship		5,208	6,351	6,351	6,322
2.3	Air Quality Management		3,275	6,456	6,850	6,431

		Sub-total	13,973	18,980	19,374	18,848

3	Land
3.1	Land Policy		9,627	7,767	7,767	8,005
3.2	Public Land Management		43,755	56,413	56,443	57,796
3.3	Rangeland Management		5,282	7,826	7,826	7,875

		Sub-total	58,664	72,006	72,036	73,676

4	Water
4.1	Water Policy		3,044	4,889	4,889	4,867
4.2	Water Partners and Stewardship		5,871	3,873	7,089	4,802
4.3	Water Management		45,988	40,203	41,703	42,214
4.4	Flood Adaptation		7,214	11,120	12,389	11,233

		Sub-total	62,117	60,085	66,070	63,116

5	Fish and Wildlife
5.1	Fish and Wildlife Policy		7,715	6,147	6,147	6,127
5.2	Fisheries Management		11,768	10,433	10,878	10,790
5.3	Wildlife Management		24,900	34,914	29,297	28,668

		Sub-total	44,383	51,494	46,322	45,585

6	Integrated Planning
6.1	Resource Management		13,594	21,654	21,654	21,916
6.2	Regional Cumulative Effects Management		9,373	4,703	4,703	4,627
6.3	Environmental Emergency Response		3,194	3,639	3,639	3,628

		Sub-total	26,161	29,996	29,996	30,171

7	Parks
7.1	Parks Operations		46,458	43,157	53,315	49,684
7.2	Parks Visitor Experience		7,112	7,995	7,995	7,943
7.3	Parks Conservation Management		4,008	5,658	5,658	5,628
7.4	Parks Public Safety and Security		2,332	2,450	2,450	2,411
7.5	Parks Infrastructure Management		6,722	9,171	9,986	9,122

		Sub-total	66,632	68,431	79,404	74,788

8	Land Use Secretariat		1,467	5,133	5,133	5,124

Infrastructure	91	Environment and Parks

EXPENSE VOTE BY PROGRAM ...continued
(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE ...continued
9	Science and Monitoring
9.1	Environmental Science, Monitoring, Evaluation and Reporting	16,906	20,102	20,102	20,017
9.2	Oil Sands Monitoring	36,850	49,917	49,017	49,892

	Sub-total	53,756	70,019	69,119	69,909

10	Emissions Management
10.1	Regulatory and Operations	7,556	10,594	10,594	10,541
10.2	Technology Innovation and Emissions Reduction	144,298	93,168	116,057	123,200
10.3	Oil Sands Innovation	77,365	3,000	3,000	3,000
10.4	Other Investments	9,003	364	364	-

	Sub-total	238,222	107,126	130,015	136,741

11	Quasi-Judicial Bodies
11.1	Natural Resources Conservation Board	2,700	5,397	5,397	5,397
11.2	Land and Property Rights Tribunal	(9)	-	-	-
11.3	Environmental and Public Lands Appeal Board	1,475	1,574	1,574	1,568

	Sub-total	4,166	6,971	6,971	6,965

12	2013 Alberta Flooding
12.1	Infrastructure Recovery	(2)	-	-	-
12.2	Parks Flood Recovery	(2)	-	-	-

	Sub-total	(4)	-	-	-
CAPITAL GRANTS
3	Land
3.2	Public Land Management	800	2,000	2,000	4,000

4	Water
4.2	Water Partners and Stewardship	-	1,000	-	1,500
4.4	Flood Adaptation	71,913	41,840	22,911	31,241

	Sub-total	71,913	42,840	22,911	32,741

5	Fish and Wildlife
5.2	Fisheries Management	-	200	-	600

7	Parks
7.5	Parks Infrastructure Management	298	1,400	21	3,179

12	2013 Alberta Flooding
12.3	Community Stabilization	-	42	42	-
Total		666,196	556,295	568,986	584,695

Environment and Parks	92

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Corporate Services	76	425	855	425

2	Air
2.1	Air Policy	296	-	-	-
2.3	Air Quality Management	-	950	-	1,306

	Sub-total	296	950	-	1,306

3	Land
3.2	Public Land Management	786	9,431	4,363	13,002
3.3	Rangeland Management	-	200	200	200

	Sub-total	786	9,631	4,563	13,202

4	Water
4.2	Water Partners and Stewardship	30	-	1,000	-
4.3	Water Management	13	-	-	-
4.4	Flood Adaptation	655	7,679	8,493	6,000

	Sub-total	698	7,679	9,493	6,000

5	Fish and Wildlife
5.2	Fisheries Management	3,660	22,314	4,741	31,144
5.3	Wildlife Management	59	9,083	1,097	299

	Sub-total	3,719	31,397	5,838	31,443

6	Integrated Planning
6.1	Resource Management	469	-	-	-

7	Parks
7.5	Parks Infrastructure Management	44,084	67,382	57,239	38,515

9	Science and Monitoring
9.1	Environmental Science, Monitoring, Evaluation and Reporting	1,313	2,300	2,683	3,000
9.2	Oil Sands Monitoring	332	-	900	-

	Sub-total	1,645	2,300	3,583	3,000
Total		51,773	119,764	81,571	93,891

Infrastructure	93	Environment and Parks

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
CONTAMINATED SITE LIABILITY RETIREMENT
4	Water
4.3	Water Management	-	100	100	100

6	Integrated Planning
6.3	Environmental Emergency Response	-	3,919	3,919	3,919
Total		-	4,019	4,019	4,019

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE

10	Emissions Management
10.2	Technology Innovation and Emissions Reduction	-	-	50,815	-
Total		-	-	50,815	-

Environment and Parks	94

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2022-23 Estimate
1	Parks Infrastructure Management	3,792

Parks collects a levy and various other fees and revenues for facility redevelopment within fees charged for use of campgrounds and park facilities through the Parks Act , as well as other sources. Program 7.5

2	Parks Operations	45,312

	Parks collects various fees and other revenues through the Parks Act that are used to partially offset the cost of providing services. Programs 3.2, 7.1, 7.2, 7.3 and 7.4

3	Provincial Mapping Data	1,250

	Revenue for maintenance activities for this initiative are from filing fees for cadastral and disposition mapping collected at the time of registration. Programs 1.4 and 3.2

4	Remediation Certificates	25

	Fees are collected to offset the costs of conducting site audits under the program. Program 3.2

5	Water Management Infrastructure	1,869

Revenue from annual fees collected from developers through Use of Works Agreements is used to offset costs of maintenance and upgrading of provincial water management infrastructure systems. Program 4.3

6	Bow Habitat Station	300

	Admission fees collected for an aquatic ecosystem visitor centre focusing on public education and outreach offset the cost of operating the centre. Program 4.2

7	Fish and Wildlife	6,836

Revenue collected from contributions from stakeholders and the sale of recreational fishing and hunting licences is used to fund the costs related to the delivery and management of those licences, and the Report a Poacher and Wildlife Predator Compensation programs. Programs 5.1 and 5.3

8	Trail Permit Fee	4,500

	Revenue collected from Off-highway vehicles (OHV) and camping trailers will be used towards enforcement, education, trail maintenance, stewardship and community response. Program 3.2
Total		63,884

Infrastructure	95	Environment and Parks

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)		Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Land	4,854	5,000	5,000	5,000
Quasi-Judicial Bodies	29,727	-	19,700	-

DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Ministry Support Services	12,640	-	-	-
Parks	9	-	-	-
Amortization	50,881	93,311	93,311	99,018
Valuation Adjustments and Other Provisions
Vacation Liability and Doubtful Accounts	4,809	1,227	1,227	1,227
Prepaid Annual Access Payment	1,025	1,025	1,025	1,025
Environmental Site Liability	5,865	-	-	-
Write Down or Loss on Disposal of Capital Assets	858	-	-	-
Total	110,668	100,563	120,263	106,270

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Science and Monitoring	34	-	-	-
Capital Acquired from Related Parties
Water	31,266	29,132	29,132	15,032
Fish and Wildlife	21,254	-	-	-
Total	52,554	29,132	29,132	15,032

Environment and Parks	96

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	19,252	2,913	-	(2,830)	19,335
Air	18,848	4	-	-	18,852
Land	77,676	6,482	15,000	(19,000)	80,158
Water	95,857	48,240	-	-	144,097
Fish and Wildlife	46,185	3,095	-	-	49,280
Integrated Planning	30,171	97	-	-	30,268
Parks	77,967	42,373	-	(384)	119,956
Land Use Secretariat	5,124	-	-	-	5,124
Science and Monitoring	69,909	3,066	-	(995)	71,980
Emissions Management	136,741	-	345,661	(344,861)	137,541
Quasi-Judicial Bodies	6,965	-	5,424	(5,397)	6,992
Total	584,695	106,270	366,085	(373,467)	683,583

CAPITAL INVESTMENT
Ministry Support Services	425	-	-	-	425
Air	1,306	-	-	-	1,306
Land	13,202	-	-	-	13,202
Water	6,000	15,032	-	(15,032)	6,000
Fish and Wildlife	31,443	-	-	-	31,443
Parks	38,515	-	-	-	38,515
Science and Monitoring	3,000	-	-	-	3,000
Quasi-Judicial Bodies	-	-	17	-	17
Total	93,891	15,032	17	(15,032)	93,908

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	517,375	7,252	346,055	(363,467)	507,215
Operating Expense - COVID-19/Recovery Plan	26,800	-	5,000	(5,000)	26,800
Capital grants	40,520	-	10,000	-	50,520
Capital payments to related parties	-	-	5,000	(5,000)	-
Amortization / loss on disposal	-	99,018	30	-	99,048
Total	584,695	106,270	366,085	(373,467)	683,583

CAPITAL INVESTMENT	93,891	15,032	17	(15,032)	93,908

97	Environment and Parks

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
(thousands of dollars)		Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Transfers of Assets or Liabilities from Related Parties	52,521	29,132	29,132	15,032
Transfers from Government of Canada	2,484	91,256	77,127	84,378
Investment Income	4,668	1,687	895	913
Premiums, Fees and Licences	133,566	142,477	147,220	153,459
Technology Innovation and Emissions Reduction Fund	458,798	352,000	514,000	420,000
Other Revenue	65,734	90,872	79,457	74,723
Ministry Total	717,771	707,424	847,831	748,505
Inter-Ministry Consolidations	(61,615)	(40,996)	(40,996)	(26,896)
Consolidated Total	656,156	666,428	806,835	721,609

EXPENSE
Ministry Support Services	28,538	22,488	22,488	22,165
Air	14,072	18,984	19,378	18,852
Land	78,721	85,488	90,018	89,158
Water	157,228	145,502	131,558	144,097
Fish and Wildlife	57,501	54,789	49,417	49,280
Integrated Planning	32,507	30,093	30,093	30,268
Parks	90,328	112,157	121,751	120,340
Land Use Secretariat	1,467	5,133	5,133	5,124
Science and Monitoring	56,442	73,085	72,185	72,975
Emissions Management	418,440	107,126	180,830	137,541
Quasi-Judicial Bodies	36,337	6,998	26,698	6,992
2013 Alberta Flooding	374	42	42	-
Ministry Total	971,955	661,885	749,591	696,792
Inter-Ministry Consolidations	(26,742)	(13,209)	(13,209)	(13,209)
Consolidated Total	945,213	648,676	736,382	683,583

Net Operating Result	(289,057)	17,752	70,453	38,026

Environment and Parks	98

MINISTRY FINANCIAL STATEMENTS ...continued
CHANGE IN CAPITAL ASSETS
(thousands of dollars)		Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
INVESTMENT

Ministry Support Services	76	425	855	425
Air	296	950	-	1,306
Land	786	9,631	4,563	13,202
Water	31,964	36,811	38,625	21,032
Fish and Wildlife	24,973	31,397	5,838	31,443
Integrated Planning	469	-	-	-
Parks	44,084	67,382	57,239	38,515
Science and Monitoring	1,679	2,300	3,583	3,000
Quasi-Judicial Bodies	11	17	17	17
Ministry Total	104,338	148,913	110,720	108,940
Inter-Ministry Consolidations	(52,520)	(29,132)	(29,132)	(15,032)
Consolidated Total	51,818	119,781	81,588	93,908

AMORTIZATION	(50,898)	(93,341)	(93,341)	(99,048)

DISPOSALS OR WRITE OFFS	(858)	-	-	-
Change in Capital Assets Total	62	26,440	(11,753)	(5,140)

Infrastructure	99	Environment and Parks

Executive Council

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	14,444	18,255	17,755	18,680

CAPITAL INVESTMENT	-	25	25	25

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Office of the Premier / Executive Council
1.1	Office of the Premier / Executive Council

Includes functions performed by the Office of the Premier, Office of the Deputy Minister of Executive Council, Policy Coordination Office, Cabinet Coordination Office, and Corporate Service division (including the Protocol Office).

1.2	Office of the Lieutenant Governor

Provides administrative and functional support to the Lieutenant Governor.

2	Intergovernmental Relations

Coordinates Alberta’s leadership and participation within the Canadian federation and government-wide efforts related to Environmental, Social and Governance criteria.

Executive Council	102

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable

			2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1	Office of the Premier / Executive Council
1.1	Office of the Premier / Executive Council		11,306	12,087	12,087	12,322
1.2	Office of the Lieutenant Governor		532	614	614	614
		Sub-total	11,838	12,701	12,701	12,936

2	Intergovernmental Relations		2,606	5,554	5,054	5,744
Total			14,444	18,255	17,755	18,680

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1.1	Office of the Premier / Executive Council		-	25	25	25
Total			-	25	25	25

103	Executive Council

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Office of the Premier / Executive Council	1	-	-	-
Valuation Adjustments and Other Provisions
Office of the Premier / Executive Council	56	-	-	-
Intergovernmental Relations	24	-	-	-
Total	81	-	-	-

Executive Council	104

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Office of the Premier / Executive Council	12,936	-	-	12,936
Intergovernmental Relations	5,744	-	-	5,744
Total	18,680	-	-	18,680

CAPITAL INVESTMENT
Office of the Premier / Executive Council	25	-	-	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	18,680	-	-	18,680

CAPITAL INVESTMENT	25	-	-	25

105	Executive Council

 MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Other Revenue	2	8	8	8
Consolidated Total	2	8	8	8

EXPENSE
Office of the Premier / Executive Council	11,895	12,701	12,701	12,936
Intergovernmental Relations	2,630	5,554	5,054	5,744
Ministry Total	14,525	18,255	17,755	18,680
Inter-Ministry Consolidations	(1)	-	-	-
Consolidated Total	14,524	18,255	17,755	18,680

Net Operating Result	(14,522)	(18,247)	(17,747)	(18,672)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Office of the Premier / Executive Council	-	25	25	25
Consolidated Total	-	25	25	25

AMORTIZATION	(1)	-	-	-

Change in Capital Assets Total	(1)	25	25	25

Executive Council	106

Health

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	22,917,997	21,755,542	22,478,470	22,421,131

CAPITAL INVESTMENT	32,189	28,230	28,230	25,276

FINANCIAL TRANSACTIONS	60,142	70,676	70,676	84,976

CONTINGENCY	-	-	1,151,000	-

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Associate Minister’s Office

Oversees the development of ministerial policies with a specific focus on Mental Health and Addictions.

1.3	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.4	Strategic Corporate Support

Includes budget and financial planning, financial reporting, procurement, human resources, legal services, and the management of access to information and privacy protection for the Department of Health.

1.5	Policy Development and Strategic Support

Includes development and review of strategic health policy, health research, health system quality improvement and accountability. Expenses also relate to work with federal/provincial/territorial health departments.

1.6	Health Advocates’ Office

Provides support to the independent investigative body that reports to the Minister of Health and works to resolve citizen concerns with the health system and issues that impact seniors.

2	Alberta Health Services
2.1	Continuing Care

Includes facility-based continuing care such as long-term care, hospice and end-of-life care, delivered by Alberta Health Services or contracted providers.

2.2	Community Care

Includes health services provided in a community setting, such as group homes and supportive living.

2.3	Home Care

Includes health services provided in home settings intended to support clients in place.

2.4	Acute Care

Includes hospital-based acute inpatient services to provide necessary treatment for a disease or severe episode of illness or injury.

2.5	Emergency Medical Services

Includes support for Emergency Medical Services such as ground ambulance services providing patient transportation to the hospital and between hospitals. Expense also includes central dispatch services.

2.6	Diagnostic and Therapeutic Services

Includes laboratory, diagnostic imaging, clinical nutrition and rehabilitation services (audiology, occupational therapy, physical therapy, respiratory therapy and speech language pathology).

2.7	Population and Public Health

Includes services to maintain and improve the health of the general population through promoting and protecting health, with a focus on preventing disease and injury.

2.8	Health Workforce Education and Research

Includes graduate medical education and formal education for interns and residents, undergraduates and clinical clerks as well as health service administration program students.

2.9	Information Technology

Includes the design, development, implementation and maintenance of information management support systems.

2.10	Support Services

Includes building maintenance and utilities, materials management (including purchasing, central warehousing, distribution, and sterilization), housekeeping, laundry and food services, patient registration and admission/discharge, and emergency preparedness.

2.11	Administration

Includes corporate services and general administration such as communications, finance, human resources, legal services, planning and development, insurance and risk management.

Health	108

 DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

3	Health System Capacity

Increase health system capacity to ensure a more resilient health system that can respond to future waves of COVID-19 or other public health emergencies.

4	Physician Compensation and Development
4.1	Program Support

Includes salaries and supplies and services for the administration of physician services and support programs.

4.2	Physician Services

Includes Fee-for-Service payments, Clinical Alternate Relationship Plans, Academic Medicine, Physician Support Programs and Physician On-Call funding.

4.3	Physician Education and Recruitment

Supports initiatives such as Resident Physicians Services Compensation, Physician Education and Development, and Rural Health Professions Action Plan.

5	Drugs and Supplemental Health Benefits
5.1	Program Support

Includes salaries and supplies and services to support the Drugs and Supplemental Health Benefit programs and administrative costs for the Alberta Blue Cross and Alberta Dental Services Corporation contracts.

5.2	Outpatient Cancer Therapy Drugs

Supports the purchase of outpatient cancer therapy drugs that are administered by Alberta Health Services.

5.3	Outpatient Specialized High Cost Drugs

Supports the purchase of outpatient specialized high cost drugs used to treat patients with HIV, cystic fibrosis, organ transplants, rare diseases or other specialized needs.

5.4	Seniors Drug Benefits

Supports the supplemental health insurance plan that provides premium free coverage of prescription drugs for seniors.

5.5	Seniors Dental, Optical and Supplemental Health Benefits

Provides low-to-moderate income seniors with financial assistance for basic dental and optical services, and supplemental health benefits such as ground ambulance services, prosthetics and orthotic devices and preferred hospital accommodations

5.6	Non-Group Drug Benefits

Supports coverage for prescription drugs for individuals who might not otherwise have the opportunity to purchase drug and other health benefit insurance coverage through a group plan.

5.7	Non-Group Supplemental Health Benefits

Provides individuals in the non-group plan with health benefits such as ground ambulance services, prosthetics and orthotic devices and preferred hospital accommodations.

5.8	Assured Income for the Severely Handicapped Health Benefit

Provides health benefits to AISH clients, their cohabiting partners and dependent children.

5.9	Child Health Benefit

Covers children’s health expenses for families with low incomes. This plan is for children up to 18 years of age. Children who are 18 or 19 years old also qualify, if they are living at home and attending high school.

5.10	Adult Health Benefit

Provides supports to low income adults to ensure they have access to health benefits.

5.11	Alberta Aids to Daily Living

Provides financial assistance to buy medical equipment or supplies for clients with a long-term disability, chronic or terminal illness.

5.12	Pharmaceutical Innovation and Management

Supports policy development regarding pharmacists and pharmacies as well as support for pharmacists to administer medication by injection or to review medication charts.

109	Health

 DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

6	Addiction and Mental Health
6.1	Program Support

Includes salaries and supplies and services to support Addiction and Mental Health programs.

6.2	Addiction and Mental Health

Includes Alberta’s Opioid Response strategies, support for addiction and mental services and initiatives to implement a recovery-oriented system of addiction and mental health care.

7	Primary Health Care
7.1	Program Support

Includes salaries and supplies and services to support Primary Health Care programs.

7.2	Primary Health Care

Supports the Primary Care Networks that allow family physicians, in cooperation with Alberta Health Services and other health care providers, to work together as teams to improve integration of care, encourage innovation and increase access to primary healthcare.

8	Population and Public Health
8.1	Program Support

Includes salaries and supplies and services to support Population and Public Health programs and services, such as the Office of the Chief Medical Officer of Health.

8.2	Immunization Support

Provides support for immunization providers outside of Alberta Health Services and for operations of the Provincial Vaccine Depot.

8.3	Community-Based Health Services

Supports community agencies and other organizations to provide health prevention and promotion initiatives.

8.4	Research and Support Programs

Supports various health initiatives including Federal Nursing Stations; Federal/Provincial/Territorial Secretariat obligations; and Hepatitis C Research funded by Health Canada.

8.5	Palliative Care

Support to improve access to palliative care and caregiver support for Albertans and their families. This includes earlier access to care upon diagnosis, as well as education and training, community services and supports and research and innovation.

8.6	Children’s Health Supports

Provides support for mental health and rehabilitation services for children and youth.

9	Allied Health Services

Provides eligible Albertans with allied health services including optometry, podiatry, podiatric surgery, and oral and maxillofacial surgery services through four distinct schedules of benefits.

10	Human Tissue and Blood Services

Includes the Province’s contribution to the National Blood Program, operational budget of Canadian Blood Services, the Cord Blood program, and national organ/tissue donation and transplant initiatives.

11	Support Programs
11.1	Program Support

Includes salaries and supplies and services to support continuing care, provincial health care services, emergency health services and administration of the Health Registration Memorandum of Understanding with Alberta Registries.

11.2	Health Quality Council of Alberta

Supports the Council, an independent organization engaged in gathering and translating knowledge and information into practical actions that can improve the quality, safety and performance of Alberta’s health system.

Health	110

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

11.3	Protection for Persons in Care

Supports prevention programs and responds to reports of abuse of adult Albertans receiving care or support from publicly funded service providers.

11.4	Monitoring, Investigations and Licensing

Supports monitoring of supportive living and long-term care accommodations for compliance with accommodation standards to ensure safety, security and quality of life of Albertans living in such accommodations.

11.5	Health System Projects

Includes activities to support the health system in becoming more efficient and cost-effective.

12	Out-of-Province Health Care Services
12.1	Program Support

Includes salaries and supplies and services to support out-of-province health care services.

12.2	Out-of-Province Health Care Services

Supports out-of-province and out-of-country hospital and medical costs for services provided to eligible Albertans, with these costs generally covered under a reciprocal agreements.

13	Information Technology
13.1	Program Support

Includes salaries and supplies and services to support the maintenance and development of information systems.

13.2	Development and Operations

Supports the operation and maintenance of department information technology and provincial information systems.

14	Cancer Research and Prevention Investment

Supports initiatives in cancer prevention, screening, education and research.

15	Infrastructure Support
15.1	Continuing Care Beds

Provides capital support to modernize (refurbish or replace) and add net new continuing care beds in priority areas throughout the province.

15.2	External Information Systems Development

Provides capital support to develop and implement provincial information systems to enhance the efficiency of the health system.

15.3	Equipment for Cancer Corridor Projects

Provides equipment for the Radiation Therapy Cancer Corridor in Grande Prairie, Red Deer and Lethbridge.

15.4	Medical Equipment Replacement and Upgrade Program

Provides support to Alberta Health Services to replace and upgrade medical equipment.

15.5	Clinical Information System

Supports the Clinical Information System (Connect Care) which organizes and manages patient data and clinical processes to facilitate effective and efficient patient care.

15.6	Northern Laboratory Equipment

Funding for new and upgraded lab equipment to support laboratory services in Edmonton and Northern Alberta.

15.7	Alberta Surgical Initiative Capital Program

Capital support for Alberta Health Services sites to improve surgical wait times.

15.8	Rural Alberta Health Facilities Capital Program

Capital funding to improve health facilities in rural Alberta.

15.9	Capital Maintenance Renewal

Provides investments for health facilities, equipment and information technology capital and repairs and maintenance.

16	COVID-19 Pandemic Response

Provides funding to address the provincial response to the COVID-19 pandemic.

111	Health

EXPENSE VOTE BY PROGRAM
(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	1,080	991	991	991
1.2	Associate Minister’s Office	569	623	623	623
1.3	Deputy Minister’s Office	1,302	1,517	1,517	1,517
1.4	Strategic Corporate Support	42,071	40,733	40,733	41,713
1.5	Policy Development and Strategic Support	12,772	15,542	15,542	16,057
1.6	Health Advocates’ Office	1,490	1,929	1,929	1,929
	Sub-total	59,284	61,335	61,335	62,830

2	Alberta Health Services
2.1	Continuing Care	1,123,000	1,207,000	1,207,000	1,220,000
2.2	Community Care	1,254,000	1,400,000	1,400,000	1,619,086
2.3	Home Care	664,267	720,000	720,000	740,000
2.4	Acute Care	3,776,151	3,810,000	3,810,000	3,840,000
2.5	Emergency Medical Services	465,000	500,000	500,000	530,000
2.6	Diagnostic and Therapeutic Services	2,407,351	2,404,000	2,404,000	2,414,875
2.7	Population and Public Health	341,000	344,000	344,000	344,000
2.8	Health Workforce Education and Research	109,000	100,000	100,000	100,000
2.9	Information Technology	442,000	450,555	450,555	450,555
2.10	Support Services	1,689,000	1,675,000	1,675,000	1,700,000
2.11	Administration	488,000	488,000	488,000	488,000
	Sub-total	12,758,769	13,098,555	13,098,555	13,446,516

3	Health System Capacity	-	-	-	100,000

4	Physician Compensation and Development
4.1	Program Support	7,404	8,071	8,168	8,017
4.2	Physician Services	4,309,813	4,594,500	4,768,357	4,711,691
4.3	Physician Education and Recruitment	330,379	402,777	343,915	365,775
	Sub-total	4,647,596	5,005,348	5,120,440	5,085,483

5	Drugs and Supplemental Health Benefits
5.1	Program Support	48,473	49,663	55,663	55,299
5.2	Outpatient Cancer Therapy Drugs	279,873	311,400	271,400	322,300
5.3	Outpatient Specialized High Cost Drugs	126,992	133,900	123,900	139,700
5.4	Seniors Drug Benefits	613,417	618,139	653,846	673,891
5.5	Seniors Dental, Optical and Supplemental Health Benefits	113,239	132,000	132,000	135,000
5.6	Non-Group Drug Benefits	222,073	225,000	205,000	225,000
5.7	Non-Group Supplemental Health Benefits	798	900	900	900
5.8	Assured Income for the Severely Handicapped Health Benefit	232,500	238,000	245,000	253,000
5.9	Child Health Benefit	25,267	30,000	37,000	37,000
5.10	Adult Health Benefit	198,249	232,000	200,000	232,000
5.11	Alberta Aids to Daily Living	155,948	182,000	182,000	192,000
5.12	Pharmaceutical Innovation and Management	112,892	129,600	110,661	129,600
	Sub-total	2,129,721	2,282,602	2,217,370	2,395,690

Health	112

EXPENSE VOTE BY PROGRAM ... continued
(thousands of dollars)			Comparable

			2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE ... continued
6	Addiction and Mental Health
6.1	Program Support		3,218	3,906	3,906	6,526
6.2	Addiction and Mental Health		111,764	138,981	131,070	154,021
		Sub-total	114,982	142,887	134,976	160,547

7	Primary Health Care
7.1	Program Support		3,025	3,034	3,034	3,175
7.2	Primary Health Care		231,388	240,252	240,252	250,352
		Sub-total	234,413	243,286	243,286	253,527

8	Population and Public Health
8.1	Program Support		11,306	13,062	13,062	14,844
8.2	Immunization Support		1,870	2,121	2,121	2,121
8.3	Community-Based Health Services		52,577	57,983	60,636	65,478
8.4	Research and Support Programs		13,723	15,513	15,513	15,498
8.5	Palliative Care		3,275	5,000	5,000	5,000
8.6	Children’s Health Supports		5,010	34,000	32,500	29,000
		Sub-total	87,761	127,679	128,832	131,941

9	Allied Health Services		109,526	116,700	127,258	105,382

10	Human Tissue and Blood Services		185,253	216,000	216,000	241,754

11	Support Programs
11.1	Program Support		8,288	9,643	9,643	13,387
11.2	Health Quality Council of Alberta		7,560	7,559	7,559	7,559
11.3	Protection for Persons in Care		1,374	2,170	2,170	2,290
11.4	Monitoring, Investigations and Licensing		6,855	8,208	8,208	7,380
11.5	Health System Projects		128	1,908	1,908	1,908
		Sub-total	24,205	29,488	29,488	32,524

12	Out-of-Province Health Care Services
12.1	Program Support		5,988	6,954	6,954	8,665
12.2	Out-of-Province Health Care Services		126,683	145,000	135,000	134,879
		Sub-total	132,671	151,954	141,954	143,544

13	Information Technology
13.1	Program Support		6,476	6,367	6,367	6,960
13.2	Development and Operations		69,356	84,230	77,184	94,830
		Sub-total	75,832	90,597	83,551	101,790

14	Cancer Research and Prevention Investment		21,532	25,000	25,000	25,000

16	COVID-19 Pandemic Response		2,063,465	-	688,120	10,000

Infrastructure	113

EXPENSE VOTE BY PROGRAM ... continued
(thousands of dollars)			Comparable

			2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
CAPITAL GRANTS
6.2	Addiction and Mental Health		-	-	400	-

15	Infrastructure Support
15.1	Continuing Care Beds		15,445	50,443	6,162	51,435
15.9	Capital Maintenance Renewal		-	-	500	-
		Sub-total	15,445	50,443	6,662	51,435

CAPITAL PAYMENTS TO RELATED PARTIES
8	Population and Public Health
8.3	Community-Based Health Services		-	-	197	-

15	Infrastructure Support
15.1	Continuing Care Beds		30,400	-	-	-
15.2	External Information Systems Development		4,051	5,748	5,748	5,748
15.3	Equipment for Cancer Corridor Projects		-	3,469	3,469	-
15.4	Medical Equipment Replacement and Upgrade Program		30,000	30,000	30,000	30,000
15.5	Clinical Information System		97,000	47,000	60,378	-
15.6	Northern Laboratory Equipment		9,000	6,000	6,000	-
15.7	Alberta Surgical Initiative Capital Program		6,806	6,451	6,451	22,420
15.8	Rural Alberta Health Facilities Capital Program		5,150	15,000	15,000	15,000
		Sub-total	182,407	113,668	127,046	73,168

16	COVID-19 Pandemic Response		75,135	-	28,000	-
Total			22,917,997	21,755,542	22,478,470	22,421,131

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
13	Information Technology
13.2	Development and Operations		32,189	28,230	28,230	25,276
Total			32,189	28,230	28,230	25,276

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION

5	Drugs and Supplemental Health Benefits
5.3	Outpatient Specialized High Cost Drugs		6,756	9,000	9,000	9,000

8	Population and Public Health
8.2	Immunization Support		53,386	61,676	61,676	75,976
Total			60,142	70,676	70,676	84,976

Health	114

CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
16	COVID-19 Pandemic Response	-	-	1,151,000	-
Total		-	-	1,151,000	-

Infrastructure	115

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2022-23 Estimate
1	Hepatitis C Health Services	1,000

	Funding from Health Canada will be used to enhance existing health services to persons with chronic Hepatitis C virus infection. Program 8.4
Total		1,000

Health	116

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	36	250	250	250
Population and Public Health	3	-	-	-
Information Technology	12,286	18,000	18,000	18,000
Consumption of Inventory
Drugs and Supplemental Health Benefits	6,757	9,000	9,000	9,000
Population and Public Health	47,842	57,100	57,100	68,940
Valuation Adjustments and Other Provisions
Ministry Support Services	821	-	-	-
Physician Compensation and Development	985	-	-	-
Drugs and Supplemental Health Benefits	18,542	-	-	-
Addiction and Mental Health	98	-	-	-
Primary Health Care	41	-	-	-
Population and Public Health	2,639	-	-	-
Support Programs	207	2,000	2,000	2,000
Out-of-Province Health Care Services	16	-	-	-
Information Technology	(5)	-	-	-
COVID-19 Pandemic Response	3	-	-	-

Total	90,271	86,350	86,350	98,190

Infrastructure	117

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Alberta Health Services	13,446,516	-	-	(13,446,516)	-
Ministry Support Services	62,830	250	-	-	63,080
Physician Compensation and Development	5,085,483	-	1,223,008	(957,826)	5,350,665
Drugs and Supplemental Health Benefits	2,395,690	9,000	681,500	(466,413)	2,619,777
Population and Public Health	546,015	68,940	345,600	(227,041)	733,514
Acute Care	243,544	-	4,029,360	(127,000)	4,145,904
Continuing Care	-	-	1,229,000	-	1,229,000
Emergency Medical Services	-	-	602,600	-	602,600
Community Care	-	-	1,725,400	(1,554)	1,723,846
Home Care	-	-	755,100	-	755,100
Diagnostic, Therapeutic and Other Patient Services	347,136	-	2,292,000	(26,831)	2,612,305
Administration	32,524	2,000	496,800	(13,953)	517,371
Support Services	-	-	2,249,900	(27,496)	2,222,404
Information Technology	101,790	18,000	719,300	(10,700)	828,390
Research and Education	-	-	131,479	(23,172)	108,307
Debt Servicing	-	-	14,000	(14,000)	-
Infrastructure Support	124,603	-	-	(73,168)	51,435
Cancer Research and Prevention Investment	25,000	-	-	(13,700)	11,300
COVID-19 Pandemic Response	10,000	-	10,000	(10,000)	10,000
Total	22,421,131	98,190	16,505,047	(15,439,370)	23,584,998

CAPITAL INVESTMENT
Information Technology	25,276	-	-	-	25,276
Health Facilities and Equipment	-	-	1,219,376	-	1,219,376
Total	25,276	-	1,219,376	-	1,244,652

INVENTORY ACQUISITION
Drugs and Supplemental Health Benefits	9,000	-	1,062,641	-	1,071,641
Population and Public Health	75,976	-	-	-	75,976

Total	84,976	-	1,062,641	-	1,147,617

Health	118

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE … continued

RECONCILIATION BY TYPE OF SPENDING

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE

Operating expense	22,286,528	2,000	15,071,674	(15,342,202)	22,018,000
Operating expense - COVID-19/Recovery Plan	10,000	-	10,000	(10,000)	10,000
Capital grants	51,435	-	-	-	51,435
Capital payments to related parties	73,168	-	-	(73,168)	-
Amortization / loss on disposal	-	18,250	499,373	-	517,623
Inventory consumption	-	77,940	910,000	-	987,940
Debt servicing costs - general	-	-	14,000	(14,000)	-
Total	22,421,131	98,190	16,505,047	(15,439,370)	23,584,998

CAPITAL INVESTMENT	25,276	-	1,219,376	-	1,244,652

INVENTORY ACQUISITION	84,976	-	1,062,641	-	1,147,617

Infrastructure	119

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE

Internal Government Transfers	384,118	444,580	276,000	294,700
Canada Health Transfer	4,838,260	4,958,984	5,541,570	5,351,896
Transfers from Government of Canada	248,038	209,190	318,490	169,550
Investment Income	63,644	55,020	55,020	55,020
Supplementary Health Benefit Premiums	46,612	46,000	46,000	46,000
Other Premiums, Fees and Licences	420,761	524,501	446,501	491,201
Refunds of Expense	215,914	171,105	151,105	152,105
Other Revenue	374,218	418,426	412,306	416,131
Ministry Total	6,591,565	6,827,806	7,246,992	6,976,603
Inter-Ministry Consolidations	(410,249)	(475,900)	(306,800)	(325,500)
Consolidated Total	6,181,316	6,351,906	6,940,192	6,651,103

EXPENSE
Ministry Support Services	60,141	61,585	61,585	63,080
Physician Compensation and Development	5,052,755	5,392,583	5,507,675	5,472,718
Drugs and Supplemental Health Benefits	2,334,570	2,473,386	2,431,525	2,619,777
Population and Public Health	658,568	698,285	662,200	744,011
Acute Care	3,973,809	4,058,800	4,126,874	4,172,904
Continuing Care	1,154,098	1,212,000	1,212,000	1,229,000
Emergency Medical Services	522,607	541,000	531,200	602,600
Community Care	1,503,296	1,624,500	1,601,600	1,725,400
Home Care	660,350	736,000	673,800	755,100
Diagnostic, Therapeutic and Other Patient Services	2,496,384	2,564,482	2,601,140	2,618,714
Administration	475,871	492,929	477,629	523,765
Support Services	2,234,027	2,364,000	2,263,800	2,249,900
Information Technology	686,941	814,897	791,851	828,390
Research and Education	106,753	125,579	125,579	131,479
Debt Servicing	15,349	12,000	12,000	14,000
Infrastructure Support	25,845	50,443	6,662	51,435
Cancer Research and Prevention Investment	7,632	18,150	18,150	11,300
Ministry Sub Total	21,968,996	23,240,619	23,105,270	23,813,573
COVID-19 Pandemic Response	1,497,587	-	1,795,815	10,000
Ministry Total	23,466,583	23,240,619	24,901,085	23,823,573
Inter-Ministry Consolidations	(304,469)	(236,617)	(240,109)	(238,575)
Consolidated Total	23,162,114	23,004,002	24,660,976	23,584,998
Net Operating Result	(16,980,798)	(16,652,096)	(17,720,784)	(16,933,895)

Health	120

MINISTRY FINANCIAL STATEMENTS … continued

CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
INVESTMENT

Information Technology	32,189	28,230	28,230	25,276
COVID-19 Pandemic Response	45,331	-	30,000	-
Health Facilities and Equipment	1,017,680	1,187,560	1,013,071	1,219,376
Consolidated Total	1,095,200	1,215,790	1,071,301	1,244,652

AMORTIZATION	(571,957)	(645,459)	(484,659)	(517,623)
DISPOSALS OR WRITE OFFS	(4,244)	-	(1,100)	-
Change in Capital Assets Total	518,999	570,331	585,542	727,029

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Drugs and Supplemental Health Benefits	906,226	830,955	814,855	1,071,641
Population and Public Health	53,387	61,676	61,676	75,976
COVID-19 Pandemic Response	600,250	-	404,000	-

Consolidated Total	1,559,863	892,631	1,280,531	1,147,617

CONSUMPTION	(1,188,000)	(890,100)	(1,301,300)	(987,940)

Change in Inventory Assets Total	371,863	2,531	(20,769)	159,677

Infrastructure	121

Indigenous Relations

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	114,094	214,671	195,846	181,394

CAPITAL INVESTMENT	-	25	25	25

FINANCIAL TRANSACTIONS	1,972	-	-	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic and Corporate Services

Responsible for corporate functions such as business planning, annual reporting, enterprise risk management, performance measurement development and financial planning among others.

2	First Nations and Métis Relations

Responsible for establishing effective relationships, legislation, policies and initiatives for Indigenous governments and organizations, and administers the Metis Settlements legislation.

3	Indigenous Women’s Initiatives

Provides secretariat support to the First Nations and Métis Women’s Councils on Economic Security and leads Alberta’s response to the National Inquiry into Missing and Murdered Indigenous Women and Girls.

4	First Nations Development Fund

A grant program available exclusively to First Nations for social, economic and community development projects supported by a portion of revenues from provincially owned slot machines located in First Nation casinos.

5	Metis Settlements Appeal Tribunal

A quasi-judicial body established by the Metis Settlements Act that mediates and adjudicates disputes on Metis Settlements in regards to membership, land and surface access.

6	Consultation, Land and Policy

6.1	Program Support and Land Claims

Divisional operations and responsibility for coordinating the province’s participation in land-related negotiations with the federal government and First Nations, particularly Treaty Land Entitlement claims.

6.2	Aboriginal Consultation Office

Manages the consultation process by providing pre-consultation assessments, guiding the consultation process and providing an assessment of consultation adequacy for land and natural resource development.

6.3	Strategic Engagement and Policy Innovation

Develops and delivers policies, guidelines and initiatives to ensure that Alberta fulfills its duty to consult, and ensures Indigenous perspectives are included in land and resource management decisions.

7	2013 Alberta Flooding

7.1	First Nations Housing

Repairs and rebuilds homes affected by the June 2013 Southern Alberta floods to provincial health and housing standards on Siksika and Stoney Nakoda First Nations.

8	Investing in Canada Infrastructure

Provides funds to eligible Indigenous organizations whose projects support the federal government’s Investing in Canada Infrastructure Program.

Indigenous Relations	124

DESCRIPTION OF SUPPLY VOTE PROGRAMS …continued

9	Land and Legal Settlement

Supports Alberta’s constitutional obligations under the Natural Resource Transfer Agreement (NRTA) in relation to treaty land entitlement claim settlements.

10	Indigenous Litigation Fund

Supports legal action for pro-development groups and Indigenous communities as part of the Stand Up for Alberta strategy.

11	Alberta Indigenous Opportunities Corporation

Funding provided to the Alberta Indigenous Opportunities Corporation (AIOC) supporting Indigenous groups seeking to make medium to large-scale investments in natural resource projects that benefit Alberta’s economy.

125	Indigenous Relations

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

			2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1	Ministry Support Services

1.1	Minister’s Office		672	820	820	820

1.2	Deputy Minister’s Office		579	668	668	668

1.3	Strategic and Corporate Services		2,897	2,994	2,994	2,948
		Sub-total	4,148	4,482	4,482	4,436

2	First Nations and Métis Relations		13,468	15,533	22,153	15,250

3	Indigenous Women’s Initiatives		1,138	1,237	1,237	2,126

4	First Nations Development Fund		63,603	123,000	113,000	113,000

5	Metis Settlements Appeal Tribunal		988	1,121	1,121	1,108

6	Consultation, Land and Policy

6.1	Program Support and Land Claims		1,633	1,084	1,084	1,264

6.2	Aboriginal Consultation Office		4,887	5,117	5,117	5,002

6.3	Strategic Engagement and Policy Innovation		9,477	8,897	9,777	9,715
		Sub-total	15,997	15,098	15,978	15,981

8	Investing in Canada Infrastructure		95	100	100	100

9	Land and Legal Settlement		113	8,324	3,500	4,674

10	Indigenous Litigation Fund		-	3,000	1,000	-

11	Alberta Indigenous Opportunities Corporation		6,000	6,000	2,750	6,000

CAPITAL GRANTS
2	First Nations and Métis Relations		7,100	7,100	7,100	7,100

8	Investing in Canada Infrastructure		1,444	29,676	23,425	11,619

Total			114,094	214,671	195,846	181,394

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services

1.3	Strategic and Corporate Services		-	25	25	25
Total			-	25	25	25

Indigenous Relations	126

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
2013 ALBERTA FLOODING LIABILITY RETIREMENT
7	2013 Alberta Flooding
7.1	First Nations Housing	1,972	-	-	-
Total		1,972	-	-	-

127	Indigenous Relations

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2022-23 Estimate
1	First Nations Development Fund	113,000

Revenue from government-owned slot machines at licenced First Nations casinos is used for the First Nations Development Fund grant program which supports First Nations to create social, economic and community development projects their communities need. Program 4

Total		113,000

Indigenous Relations	128

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	13	63	63	63
Valuation Adjustments and Other Provisions
Ministry Support Services	(4)	-	-	-
First Nations and Métis Relations	32	-	-	-
Indigenous Women’s Initiatives	20	-	-	-
First Nations Development Fund	(5)	-	-	-
Metis Settlements Appeal Tribunal	12	-	-	-
Consultation, Land and Policy	(2)	-	-	-
Total	66	63	63	63

129	Indigenous Relations

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	4,436	63	-	-	4,499
First Nations and Métis Relations	22,350	-	-	-	22,350
Indigenous Women’s Initiatives	2,126	-	-	-	2,126
First Nations Development Fund	113,000	-	-	-	113,000
Metis Settlements Appeal Tribunal	1,108	-	-	-	1,108
Consultation, Land and Policy	15,981	-	-	-	15,981
Investing in Canada Infrastructure	11,719	-	-	-	11,719
Land and Legal Settlement	4,674	-	-	-	4,674
Alberta Indigenous Opportunities Corporation	6,000	-	8,475	(6,000)	8,475
Total	181,394	63	8,475	(6,000)	183,932

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE

Operating expense	162,675	-	8,475	(6,000)	165,150
Capital grants	18,719	-	-	-	18,719
Amortization / loss on disposal	-	63	-	-	63
Total	181,394	63	8,475	(6,000)	183,932

CAPITAL INVESTMENT	25	-	-	-	25

Indigenous Relations	130

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE

Premiums, Fees and Licences	-	2,475	667	2,475
Transfers from Government of Canada	1,539	29,776	23,525	11,719
Labour Market Development	3,664	4,547	4,547	4,547
Other Revenue	5,135	-	485	-
Ministry Total	10,338	36,798	29,224	18,741
Inter-Ministry Consolidations	(1,389)	-	-	-
Consolidated Total	8,949	36,798	29,224	18,741

EXPENSE

Ministry Support Services	4,157	4,545	4,545	4,499
First Nations and Métis Relations	20,600	22,633	29,253	22,350
Indigenous Women’s Initiatives	1,158	1,237	1,237	2,126
First Nations Development Fund	63,598	123,000	113,000	113,000
Metis Settlements Appeal Tribunal	1,000	1,121	1,121	1,108
Consultation, Land and Policy	15,995	15,098	15,978	15,981
Investing in Canada Infrastructure	1,539	29,776	23,525	11,719
Land and Legal Settlement	113	8,324	3,500	4,674
Indigenous Litigation Fund	-	3,000	1,000	-
Alberta Indigenous Opportunities Corporation	2,565	8,475	5,334	8,475
Ministry Total	110,725	217,209	198,493	183,932
Inter-Ministry Consolidations	(114)	-	-	-

Consolidated Total	110,611	217,209	198,493	183,932

Net Operating Result	(101,662)	(180,411)	(169,269)	(165,191)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	25	25	25

Alberta Indigenous Opportunities Corporation	-	-	24	-
Consolidated Total	-	25	49	25

AMORTIZATION	(21)	(63)	(83)	(63)

Change in Capital Assets Total	(21)	(38)	(34)	(38)

131	Indigenous Relations

Infrastructure

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	469,302	446,767	446,767	441,442

CAPITAL INVESTMENT	1,257,113	1,993,913	1,490,410	1,879,397

FINANCIAL TRANSACTIONS	7,593	21,137	11,952	25,473

CONTINGENCY	-	-	9,190	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Integration and Operations

Provides strategic corporate services to the ministry and provides support to and collaborates with all divisions.

2	Capital Construction

2.1	Government Facilities Infrastructure

Planning, design, and delivery of government-owned facility capital projects. Provides project management advisory services to the Ministry of Infrastructure and other ministries for capital projects.

2.2	Health Facilities Infrastructure

Planning, design, and delivery of health capital construction projects in partnership with the Department of Health and Alberta Health Services. Provides project management advisory services to Alberta Health Services.

2.3	School Facilities Infrastructure

Planning, design, and delivery of school facility capital projects in partnership with the Department of Education and school boards. Also assists the Post-Secondary Infrastructure program. Provides project management advisory services to school boards and post-secondary institutions.

2.4	Capital Planning

Planning of new and ongoing capital projects undertaken by the ministry.

2.5	Health Capital Maintenance and Renewal

Repairs, upgrades, maintenance, and replacement of building systems and building service equipment for existing health facilities. Administered by the Ministry of Infrastructure through grants to Alberta Health Services.

2.6	School Capital Maintenance and Renewal

School capital maintenance and renewal delivered under Public-private Partnership contracts.

2.7	Project Procurement, Standards and Technical Services

Project management expertise, procurement and contracting services, and a wide range of technical services to support the ministry’s planning and delivery of capital projects.

3	Property Management

3.1	Property Operations

Operations, maintenance and other costs for government-owned buildings and properties for which the Ministry of Infrastructure provides property management services.

3.2	Swan Hills Treatment Centre

Operations, maintenance and other costs for the Swan Hills Treatment Centre to enable safe and efficient treatment of hazardous waste.

3.3	Government Owned Facilities Preservation

Repairs, upgrades, maintenance, and replacement of building systems and building service equipment for government-owned buildings.

3.4	Accommodation Projects

Accommodation planning and projects for Government of Alberta departments, agencies, boards and commissions.

3.5	Debt Servicing

Interest portion of the capital repayment for the Evan Thomas Water and Wastewater Treatment Facility upgrades in Kananaskis, which was delivered using a Public-private Partnership.

3.6	Debt Repayment

Principal portion of the capital repayment for the Evan Thomas Water and Wastewater Treatment Facility upgrades in Kananaskis, which was delivered using a Public-private Partnership.

4	Asset Management

Integrating asset management strategies, policies, best practices, and tools in the planning, design, construction, maintenance, and disposal of government assets over their entire lifecycle.

Infrastructure	134

DESCRIPTION OF SUPPLY VOTE PROGRAMS …continued

5	Realty Services

5.1	Leases

Negotiating and documenting lease agreements, and lease rental payments to support Government of Alberta ministries and programs.

5.2	Land Acquisition and Services

Negotiating and administering the purchase and sale of real estate for government initiatives and managing land use agreements, easements and rights-of-way.

5.3	Land Development and Disposal

Managing and coordinating the development and sale of Parsons Creek land in Fort McMurray, and for the sale of other surplus crown lands throughout the Province.

6	Alternative Capital Financing Partnerships Office

Oversight of centralized work of public-private partnerships, providing expertise required to engage in strategic partnership opportunities and explore alternative revenue generation options.

135	Infrastructure

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	655	756	756	780
1.2	Deputy Minister’s Office	677	763	763	780
1.3	Strategic Integration and Operations	8,996	8,917	8,917	8,726
	Sub-total	10,328	10,436	10,436	10,286

2	Capital Construction
2.1	Government Facilities Infrastructure	2,447	1,748	1,748	1,661
2.2	Health Facilities Infrastructure	4,002	1,294	1,294	1,426
2.3	School Facilities Infrastructure	1,340	1,375	1,375	1,555
2.4	Capital Planning	3,358	2,105	2,105	-
2.7	Project Procurement, Standards and Technical Services	6,161	5,891	5,891	6,078
	Sub-total	17,308	12,413	12,413	10,720

3	Property Management
3.1	Property Operations	208,058	185,260	196,930	192,788
3.2	Swan Hills Treatment Centre	26,262	30,254	23,254	23,100
	Sub-total	234,320	215,514	220,184	215,888

4	Asset Management	7,033	7,062	7,062	6,454

5	Realty Services
5.1	Leases	179,223	177,381	177,381	176,386
5.2	Land Acquisition and Services	2,229	2,410	2,410	2,288
5.3	Land Development and Disposal	1,163	1,396	1,396	1,372
	Sub-total	182,615	181,187	181,187	180,046

6	Alternative Capital Financing Partnerships Office	-	-	-	1,839

CAPITAL GRANTS
2	Capital Construction
2.3	School Facilities Infrastructure	1,984	1,000	-	-
2.4	Capital Planning	826	4,054	1,564	3,157
	Sub-total	2,810	5,054	1,564	3,157

3	Property Management
3.3	Government Owned Facilities Preservation	11,516	15,026	12,615	9,822
3.4	Accommodation Projects	3,273	-	1,231	3,180
	Sub-total	14,789	15,026	13,846	13,002

DEBT SERVICING
3	Property Management
3.5	Debt Servicing	99	75	75	50

Total		469,302	446,767	446,767	441,442

Infrastructure	136

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Capital Construction
2.1	Government Facilities Infrastructure	33,744	123,665	44,130	113,997

3	Property Management
3.1	Property Operations	1,215	100	100	100
3.2	Swan Hills Treatment Centre	1,175	5,000	10,200	6,828
3.3	Government Owned Facilities Preservation	79,698	189,736	140,675	162,692
3.4	Accommodation Projects	29,151	121,084	61,415	93,598
	Sub-total	111,239	315,920	212,390	263,218

5	Realty Services
5.2	Land Acquisition and Services	1,989	8,300	19,607	8,300

CAPITAL FOR RELATED PARTIES
2	Capital Construction
2.2	Health Facilities Infrastructure	582,211	634,857	511,186	661,148
2.3	School Facilities Infrastructure	439,753	762,236	564,358	629,725
2.5	Health Capital Maintenance and Renewal	76,721	134,000	123,804	188,940
2.6	School Capital Maintenance and Renewal	11,456	14,935	14,935	14,069
	Sub-total	1,110,141	1,546,028	1,214,283	1,493,882

Total		1,257,113	1,993,913	1,490,410	1,879,397

137	Infrastructure

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
INVENTORY ACQUISITION
3	Property Management
3.2	Swan Hills Treatment Centre	2,970	3,000	3,030	1,500

LAND DEVELOPMENT LIABILITY RETIREMENT
5	Realty Services
5.3	Land Development and Disposal	3,187	13,110	5,556	12,835

CONTAMINATED SITE LIABILITY RETIREMENT
3	Property Management
3.1	Property Operations	87	900	539	2,774
3.2	Swan Hills Treatment Centre	433	750	750	1,896
	Sub-total	520	1,650	1,289	4,670

LEGAL LIABILITY RETIREMENT
2	Capital Construction
2.3	School Facilities Infrastructure	(436)	2,000	700	5,066

LEASE LIABILITY RETIREMENT
5	Realty Services
5.1	Leases	500	500	500	500

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
3	Property Management
3.6	Debt Repayment	852	877	877	902

Total		7,593	21,137	11,952	25,473

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
3	Property Management
3.1	Property Operations	-	-	9,190	-

Total		-	-	9,190	-

Infrastructure	138

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable
	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Grants in Kind
Capital Construction	19,514	-	-	-
Property Management	5,896	-	-	-
Realty Services	1,783	-	-	-
Amortization
Property Management	119,763	143,228	136,228	151,300
Consumption of Inventory
Property Management	3,010	2,900	2,900	1,500
Valuation Adjustments and Other Provisions
Ministry Support Services	57	-	-	-
Capital Construction	251	-	-	-
Property Management	4,012	5,569	5,569	5,764
Asset Management	(4)	-	-	-
Realty Services	68	-	-	-
Write Down or Loss on Disposal of Capital Assets
Capital Construction	95	-	-	-
Property Management	58	-	-	-
Realty Services	1,155	-	-	-
Capital For Related Parties
Capital Construction	1,110,141	1,546,028	1,226,720	1,574,603
Total	1,265,799	1,697,725	1,371,417	1,733,167

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital For Related Parties
Capital Construction	-	-	12,437	80,721
Capital Acquired from Related Parties
Property Management	13,168	-	-	-
Realty Services	1,570	-	-	-
Capital Asset Revaluation
Property Management	(830)	-	-	-
Total	13,908	-	12,437	80,721

Infrastructure	139

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	10,286	-	-	10,286
Capital Construction	13,877	1,574,603	(1,574,603)	13,877
Property Management	228,940	158,564	(13,165)	374,339
Asset Management	6,454	-	-	6,454
Realty Services	180,046	-	(5,113)	174,933
Alternative Capital Financing Partnerships Office	1,839	-	-	1,839
Total	441,442	1,733,167	(1,592,881)	581,728

CAPITAL INVESTMENT
Capital Construction	1,607,879	80,721	(1,574,603)	113,997
Property Management	263,218	-	-	263,218
Realty Services	8,300	-	-	8,300
Total	1,879,397	80,721	(1,574,603)	385,515

INVENTORY ACQUISITION
Property Management	1,500	-	-	1,500

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	420,233	5,764	(18,278)	407,719
Operating Expense - COVID-19/Recovery Plan	5,000	-	-	5,000
Capital grants	16,159	-	-	16,159
Amortization / loss on disposal	-	151,300	-	151,300
Inventory consumption	-	1,500	-	1,500
Debt servicing costs - Capital Plan	50	-	-	50
Capital for related parties	-	1,574,603	(1,574,603)	-
Total	441,442	1,733,167	(1,592,881)	581,728

CAPITAL INVESTMENT
Capital investment	385,515	-	-	385,515
Capital for related parties	1,493,882	80,721	(1,574,603)	-
Total	1,879,397	80,721	(1,574,603)	385,515

INVENTORY ACQUISITION	1,500	-	-	1,500

140	Infrastructure

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Transfers from Government of Canada	5,584	3,666	4,898	6,857
Premiums, Fees and Licences	917	2,070	2,070	2,070
Other Revenue	46,812	23,348	16,348	28,744
Ministry Total	53,313	29,084	23,316	37,671
Inter-Ministry Consolidations	(17,066)	(3,876)	(3,876)	(15,301)
Consolidated Total	36,247	25,208	19,440	22,370

EXPENSE
Ministry Support Services	10,385	10,436	10,436	10,286
Capital Construction	1,150,119	1,563,495	1,240,697	1,588,480
Property Management	381,947	382,312	387,992	387,504
Asset Management	7,029	7,062	7,062	6,454
Realty Services	185,621	181,187	181,187	180,046
Alternative Capital Financing Partnerships Office	-	-	-	1,839
Ministry Total	1,735,101	2,144,492	1,827,374	2,174,609
Inter-Ministry Consolidations	(1,140,984)	(1,552,847)	(1,233,539)	(1,592,881)
Consolidated Total	594,117	591,645	593,835	581,728
Net Operating Result	(557,870)	(566,437)	(574,395)	(559,358)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Capital Construction	1,143,885	1,669,693	1,270,850	1,688,600
Property Management	123,577	315,920	212,390	263,218
Realty Services	3,559	8,300	19,607	8,300
Ministry Total	1,271,021	1,993,913	1,502,847	1,960,118
Inter-Ministry Consolidations	(1,124,879)	(1,546,028)	(1,226,720)	(1,574,603)
Consolidated Total	146,142	447,885	276,127	385,515

AMORTIZATION	(119,763)	(143,228)	(136,228)	(151,300)
DISPOSALS OR WRITE OFFS	(2,736)	-	-	-
Change in Capital Assets Total	23,643	304,657	139,899	234,215

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Property Management	2,970	3,000	3,030	1,500
Consolidated Total	2,970	3,000	3,030	1,500

CONSUMPTION	(3,010)	(2,900)	(2,900)	(1,500)
Change in Inventory Assets Total	(40)	100	130	-

Infrastructure	141

Jobs, Economy and Innovation

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	993,238	380,010	340,504	468,335

CAPITAL INVESTMENT	748	1,825	1,203	2,625

FINANCIAL TRANSACTIONS	25,000	25,000	-	25,000

CONTINGENCY	-	-	197,400	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic and Corporate Services

Provides strategy, policy, research, planning and evaluation services across the ministry and delivers integrated corporate services including finance, administration, governance and legislative services.

2	Economic Recovery and Development

2.1	Program Delivery Support

Designs and administers programs that advance economic development and investment. Collaborates with stakeholders to deliver effective programing and improve the conditions for economic success.

2.2	Industry and Regional Development

Enhances capacity of organizations and communities through programs and services aimed at developing, scaling and retaining business and supporting regional economic development.

2.3	Technology and Innovation

Improves the competitiveness of Alberta’s technology and innovation ecosystem by engaging with industry and governments to advance strategic initiatives that make industry growth possible.

2.4	Grant to Alberta Innovates Corporation

Operating grant to the Alberta Innovates Corporation, the key delivery agent for the government’s research and innovation initiatives.

2.5	Grant to Travel Alberta Corporation

Operating grant to the Travel Alberta Corporation, Alberta’s destination management organization.

3	Investment and Trade

3.1	Program Delivery Support

Supports companies in accessing capital, new opportunities and international markets.

3.2	International Relations and Trade

Coordinates, develops and delivers Alberta’s international relations efforts and trade promotion activities, including missions by the Premier and the Minister.

3.3	Investment and Industry Relations

Develops strategic indicatives, tools and processes, and delivers focused investment attraction activities that identify potential investment opportunities.

3.4	Grant to Invest Alberta Corporation

Operating grant to the Invest Alberta Corporation, which promotes investment in Alberta and provides services to support high-value, high-impact investment opportunities.

3.5	Grant to Alberta Enterprise Corporation

Operating grant to the Alberta Enterprise Corporation, which helps attract venture capital funds to Alberta to invest in knowledge-based companies.

144	Jobs, Economy and Innovation

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		855	948	948	948
1.2	Deputy Minister’s Office		981	822	822	815
1.3	Strategic and Corporate Services		11,211	12,541	13,137	12,459
		Sub-total	13,047	14,311	14,907	14,222

2	Economic Recovery and Development
2.1	Program Delivery Support		4,083	2,199	8,551	6,505
2.2	Industry and Regional Development		705,316	12,789	9,051	32,951
2.3	Technology and Innovation		38,237	63,852	25,189	132,652
2.4	Grant to Alberta Innovates Corporation		156,251	170,848	170,848	160,772
2.5	Grant to Travel Alberta Corporation		39,747	59,691	59,691	59,680
		Sub-total	943,634	309,379	273,330	392,560

3	Investment and Trade
3.1	Program Delivery Support		1,714	1,444	959	664
3.2	International Relations and Trade		12,275	7,779	7,063	10,777
3.3	Investment and Industry Relations		14,318	19,347	16,495	22,109
3.4	Grant to Invest Alberta Corporation		6,000	25,250	25,250	20,000
		Sub-total	34,307	53,820	49,767	53,550

CAPITAL PAYMENTS TO RELATED PARTIES
2	Economic Recovery and Development
2.4	Grant to Alberta Innovates Corporation		2,250	2,500	2,500	8,003
Total			993,238	380,010	340,504	468,335

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic and Corporate Services		26	25	25	25

2	Economic Recovery and Development
2.2	Industry and Regional Development		-	100	-	-
2.3	Technology and Innovation		-	200	-	-
		Sub-total	-	300	-	-

3	Investment and Trade
3.3	Investment and Industry Relations		722	1,500	1,178	2,600
Total			748	1,825	1,203	2,625

Jobs, Economy and Innovation	145

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEBT REPAYMENT
3	Investment and Trade
3.5	Grant to Alberta Enterprise Corporation	25,000	25,000	-	25,000
Total		25,000	25,000	-	25,000

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
2	Economic Recovery and Development
2.2	Industry and Regional Development	-	-	194,400	-
2.3	Technology and Innovation	-	-	3,000	-
Total		-	-	197,400	-

146	Jobs, Economy and Innovation

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable
	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Economic Recovery and Development	1,708	65,000	60,400	144,000

DEPARTMENT NON-CASH AMOUNTS
Operating Expense
Economic Recovery and Development	36,375	-	-	-
Investment and Trade	75,000	50,000	50,000	50,000
Amortization
Ministry Support Services	41	25	25	25
Economic Recovery and Development	33	7	7	7
Valuation Adjustments and Other Provisions
Ministry Support Services	348	-	-	-
Economic Recovery and Development	(126)	-	30,400	-
Investment and Trade	375	-	-	-
Total	113,754	115,032	140,832	194,032

Jobs, Economy and Innovation	147

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	14,222	25	-	-	14,247
Economic Recovery and Development	400,563	144,007	-	(321,892)	222,678
Investment and Trade	53,550	50,000	-	(70,000)	33,550
Alberta Enterprise Corporation	-	-	3,050	-	3,050
Invest Alberta Corporation	-	-	20,000	-	20,000
Travel Alberta Corporation	-	-	59,925	-	59,925
Alberta Innovates Corporation	-	-	250,722	(60,610)	190,112
Total	468,335	194,032	333,697	(452,502)	543,562

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Investment and Trade	2,600	-	-	-	2,600
Alberta Innovates Corporation	-	-	16,503	-	16,503
Total	2,625	-	16,503	-	19,128

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	324,132	70,000	283,202	(297,399)	379,935
Operating Expense - COVID-19/Recovery Plan	136,200	124,000	42,000	(147,100)	155,100
Capital payments to related parties	8,003	-	-	(8,003)	-
Amortization / loss on disposal	-	32	8,495	-	8,527
Total	468,335	194,032	333,697	(452,502)	543,562

CAPITAL INVESTMENT	2,625	-	16,503	-	19,128

148	Jobs, Economy and Innovation

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Internal Government Transfers	90,411	89,530	90,744	89,790
Transfers from Government of Canada	6,295	3,000	6,382	5,600
Investment Income	7,037	2,300	684	650
Premiums, Fees and Licences	-	400	-	-
Other Revenue	43,997	51,351	111,980	44,901
Ministry Total	147,740	146,581	209,790	140,941
Inter-Ministry Consolidations	(92,266)	(91,753)	(92,453)	(92,013)
Consolidated Total	55,474	54,828	117,337	48,928

EXPENSE
Ministry Support Services	13,434	14,336	14,932	14,247
Economic Recovery and Development	785,626	143,847	330,998	316,115
Investment and Trade	28,682	28,570	24,517	33,550
Alberta Enterprise Corporation	1,805	2,350	2,350	3,050
Invest Alberta Corporation	2,431	25,250	25,250	20,000
Travel Alberta Corporation	49,713	60,896	59,925	59,925
Alberta Innovates Corporation	232,839	251,198	255,278	250,722
Ministry Total	1,114,530	526,447	713,250	697,609
Inter-Ministry Consolidations	(85,536)	(88,587)	(97,667)	(154,047)
Consolidated Total	1,028,994	437,860	615,583	543,562
Net Operating Result	(973,520)	(383,032)	(498,246)	(494,634)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	26	25	25	25
Economic Recovery and Development	-	300	-	-
Investment and Trade	722	1,500	1,178	2,600
Invest Alberta Corporation	89	-	-	-
Alberta Innovates Corporation	5,354	11,000	11,000	16,503
Consolidated Total	6,191	12,825	12,203	19,128

AMORTIZATION	(7,114)	(7,947)	(8,022)	(8,527)
DISPOSALS OR WRITE OFFS	(5)	-	-	-
Change in Capital Assets Total	(928)	4,878	4,181	10,601

Jobs, Economy and Innovation	149

Justice and Solicitor General

 AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	1,338,891	1,275,644	1,275,644	1,409,975

CAPITAL INVESTMENT	18,259	18,258	22,172	23,207

CONTIGENCY	-	-	91,978	-

 DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services

1.1	Minister’s Office

The Minister is the Attorney General, as well as the Solicitor General and oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Ministers’ Offices

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Financial Services

Provides leadership and ministry-wide support services, which enables the achievement of the ministry’s goals and objectives, including enhancing efficiency and effectiveness across all program levels.

2	Court and Justice Services

2.1	Business and Resolution Services

Oversees initiatives to assist Albertans with the justice system, including Dispute Resolution, Information and Education services. Includes business and technology supports.

2.2	Family Support Order Services

Includes the Maintenance Enforcement Program which enforces support orders and agreements, and the Child Support Recalculation Program.

2.3	Provincial Court of Alberta

Provides provincial court services for criminal, civil, family and youth courts, ticket processing for traffic courts, and includes the Alberta Review Board.

2.4	Alberta Court of Queen’s Bench

Provides Court of Queen’s Bench services for the entire province, including courtroom, counter, administrative and management services to the court as well as administrative and legal support to the judiciary.

2.5	Alberta Court of Appeal

Includes the operation of the Alberta Court of Appeal. Employees provide courtroom support, counter administration and management services to the Court as well as administrative and legal support to the judiciary.

3	Legal Services

3.1	Civil Law

Provides legal services to all Government of Alberta ministries and represents them in matters before the courts and tribunals.

3.2	Legislative Counsel

Responsible for drafting government public bills, regulations, and Orders in Council. The office works with Alberta Queen’s Printer to make the laws of Alberta available to the public.

3.3	Law Reform

Conducts and directs research into law and the administration of justice to ensure they are current and reflect the changing needs of Albertans and their communities.

4	Alberta Crown Prosecution Services

4.1	Operations and Bail Prosecutions

Provides specialized support, information, policy, education and services to the prosecution service and is responsible for the conduct of Justice of the Peace first instance bail hearings in the province.

4.2	Appeals and Specialized Prosecutions

Conducts criminal appeals in the Court of Appeal and Supreme Court of Canada and specialized prosecutions for commercial, organized, technology and internet crime, environmental law, and occupational health and safety.

4.3	Criminal and Youth Prosecutions

Responsible for the prosecution of persons charged with Criminal Code, Youth Criminal Justice Act and provincial statute offences.

152	Justice and Solicitor General

 DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

5	Strategy, Support and Integrated Initiatives

5.1	Agency Governance and Oversight

Provides oversight to agencies, boards and commissions reporting to the Minister and legal aid policy. Administers judicial appointments.

5.2	Community Justice and Integrated Services

Supports business transformation, policy and legislative initiatives. Includes victim services, restorative justice, specialized courts, Indigenous services, research and evaluation, and business intelligence.

5.3	Office of the Chief Medical Examiner

Investigates all sudden and unexplained deaths in Alberta in accordance with the Fatality Inquiries Act. Provides forensic services and maintains a center of excellence in forensic pathology and toxicology.

5.4	Public Guardian and Trustee Services

Responsible for health care decisions under last resort provisions, protects minors’ property interests and may act in the administration of missing or deceased persons’ estates.

5.5	Support for Legal Aid

Supports Legal Aid Alberta to ensure low-income Albertans have access to legal services they would not otherwise be able to obtain.

6	Alberta Human Rights

Fosters equality and reduces discrimination by eliminating barriers to full participation in the cultural, social, economic, and political life of the province for all Albertans.

7	Public Security

7.1	Alberta Sheriffs

Contributes to law enforcement and includes Investigation Services, Court and Security, Protection and Transport, Highway Patrol, Fish and Wildlife Enforcement and Rural Alberta Provincial Integrated Defense Response.

7.2	Alberta Serious Incident Response Team

Investigates incidents involving police that have resulted in injury or death of a person and serious or sensitive allegations of police misconduct.

7.3	Provincial Security Intelligence Office

Provides security expertise and advice related to human induced intentional threats. The Alberta Chief Firearms Office oversees this program and assists law enforcement.

7.4	Law Enforcement Oversight

Provides standards oversight, security and security licensing services and investigation services. Includes Body Armour Control, Civil Forfeiture, Integrated Community Safety and Specialized Policing.

7.5	Contract Policing and Policing Oversight

Provides strategic management of the RCMP Provincial Police Service Agreement and is responsible for civilian oversight of police. Also includes Biology Casework and the Edmonton Airport Policing Service.

7.6	Indigenous Policing Services

Ensures effective policing for Alberta communities through policing agreements with Canada, the RCMP and self-administered Indigenous police services.

7.7	Policing Assistance to Municipalities

Provides annual grants to municipalities that provide their own policing to help offset their costs.

7.8	Organized and Serious Crime

Supports the Alberta Law Enforcement Response Team which responds to serious and organized crime and the Gun and Gang Violence Action Fund which enhances efforts to combat gun and gang violence.

Justice and Solicitor General	153

 DESCRIPTION OF SUPPLY VOTE PROGRAMS…continued

8	Correctional Services

8.1	Correctional Planning and Innovation

Oversees strategy and planning functions, with a focus on workforce planning, technology enhancements, Indigenous and divisional strategy, business transformation, provincial sentence administration and investigations.

8.2	Custody Operations

Accountable for adult and youth custody operations. Head office personnel support the effective operations of 10 adult and youth facilities.

8.3	Community Corrections

Oversees adult and youth community corrections centers and attendance centers. Head office personnel support the effective operations of over 40 community corrections offices.

8.4	Correctional Programs and Services

Provides community supervision to adult and youth populations across 54 locations, including four attendance centers. Head office personnel support operations, program services and policy and practice application.

8.5	Training Academy

Provides induction training to peace officers, sheriffs and correctional and community services officers. Establishes standards and provides oversight of peace officer training programs and manages training facilities.

154	Justice and Solicitor General

 EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

OPERATING EXPENSE

1	Ministry Support Services

1.1	Minister’s Office		884	844	844	836

1.2	Deputy Ministers’ Offices		2,148	1,693	1,693	1,676

1.3	Financial Services		12,856	11,513	11,513	12,663

		Sub-total	15,888	14,050	14,050	15,175

2	Court and Justice Services

2.1	Business and Resolution Services		32,653	20,804	20,804	32,366

2.2	Family Support Order Services		16,947	16,103	16,103	16,509

2.3	Provincial Court of Alberta		109,038	109,531	109,531	116,745

2.4	Alberta Court of Queen’s Bench		32,454	30,197	30,197	35,375

2.5	Alberta Court of Appeal		7,286	7,050	7,050	7,600

		Sub-total	198,378	183,685	183,685	208,595

3	Legal Services

3.1	Civil Law		40,275	36,964	36,964	40,056

3.2	Legislative Counsel		2,717	3,064	3,064	5,033

3.3	Law Reform		585	100	100	500

		Sub-total	43,577	40,128	40,128	45,589

4	Alberta Crown Prosecution Services

4.1	Operations and Bail Prosecutions		9,418	9,894	9,894	9,894

4.2	Appeals and Specialized Prosecutions		17,638	17,770	17,770	17,770

4.3	Criminal and Youth Prosecutions		72,773	70,828	70,828	70,994

		Sub-total	99,829	98,492	98,492	98,658

5	Strategy, Support and Integrated Initiatives

5.1	Agency Governance and Oversight		2,047	1,730	1,730	1,744

5.2	Community Justice and Integrated Services		17,631	13,002	13,002	15,375

5.3	Office of the Chief Medical Examiner		13,528	12,225	12,225	16,080

5.4	Public Guardian and Trustee Services		24,879	23,812	23,812	23,540

5.5	Support for Legal Aid		94,611	94,292	94,292	94,292

		Sub-total	152,696	145,061	145,061	151,031

6	Alberta Human Rights		6,213	6,913	6,913	6,913

7	Public Security

7.1	Alberta Sheriffs		97,676	85,076	85,076	94,810

7.2	Alberta Serious Incident Response Team		4,195	3,921	3,921	5,287

7.3	Provincial Security Intelligence Office		906	534	534	3,032

7.4	Law Enforcement Oversight		12,600	11,311	11,311	9,879

7.5	Contract Policing and Policing Oversight		276,301	289,117	289,117	343,460

7.6	Indigenous Policing Services		12,816	13,576	13,576	14,424

7.7	Policing Assistance to Municipalities		89,761	89,208	89,208	89,208

7.8	Organized and Serious Crime		38,973	28,674	28,674	35,430

		Sub-total	533,228	521,417	521,417	595,530

Justice and Solicitor General	155

 EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)			Comparable
			2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

OPERATING EXPENSE ... continued

8	Correctional Services

8.1	Correctional Planning and Innovation		4,880	3,640	3,640	3,587

8.2	Custody Operations		231,573	211,951	211,951	230,345

8.3	Community Corrections		43,561	42,850	42,850	41,934

8.4	Correctional Programs and Services		4,169	2,784	2,784	7,877

8.5	Training Academy		4,899	4,673	4,673	4,741

		Sub-total	289,082	265,898	265,898	288,484

Total			1,338,891	1,275,644	1,275,644	1,409,975

CAPITAL INVESTMENT VOTE BY PROGRAM

DEPARTMENT CAPITAL ACQUISITIONS

2	Court and Justice Services

2.1	Business and Resolution Services		7,051	1,330	1,330	3,925

2.2	Family Support Order Services		-	50	50	50

		Sub-total	7,051	1,380	1,380	3,975

4	Alberta Crown Prosecution Services

4.1	Operations and Bail Prosecutions		762	130	130	2,380

5	Strategy, Support and Integrated Initiatives

5.1	Agency Governance and Oversight		379	-	-	-

5.2	Community Justice and Integrated Services		17	8,020	11,620	11,020

5.3	Office of the Chief Medical Examiner		-	99	99	99

5.4	Public Guardian and Trustee Services		88	4,500	4,500	4,500

		Sub-total	484	12,619	16,219	15,619

7	Public Security

7.1	Alberta Sheriffs		6,899	695	695	695

8	Correctional Services

8.2	Custody Operations		3,063	3,434	3,748	538

Total			18,259	18,258	22,172	23,207

156	Justice and Solicitor General

 CONTINGENCY VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.2	Deputy Ministers’ Offices		-	-	1,200	-
2	Court and Justice Services
2.1	Business and Resolution Services		-	-	6,278	-
2.3	Provincial Court of Alberta		-	-	3,400	-
2.4	Alberta Court of Queen’s Bench		-	-	4,600	-
		Sub-total	-	-	14,278	-
5	Strategy, Support and Integrated Initiatives
5.1	Agency Governance and Oversight		-	-	1,000	-
5.3	Office of the Chief Medical Examiner		-	-	2,100	-
5.4	Public Guardian and Trustee Services		-	-	600	-
		Sub-total	-	-	3,700	-
7	Public Security
7.1	Alberta Sheriffs		-	-	12,800	-
7.4	Law Enforcement Oversight		-	-	2,200	-
7.5	Contract Policing and Policing Oversight		-	-	32,800	-
		Sub-total	-	-	47,800	-
8	Correctional Services
8.2	Custody Operations		-	-	25,000	-
Total			-	-	91,978	-

Justice and Solicitor General	157

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

 EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2022-23 Estimate
1	Maintenance Enforcement	7,493
	Revenue from deterrent penalties and service fees that promote payment of maintenance is used to improve and expand services available to clients. Program 2.2

2	Provincial Civil Claims	1,500
	Revenue from fees levied to commence action in excess of $7,500 in Provincial Court is used to fund the ministry’s expense associated with those actions. Program 2.3

3	Edmonton Regional Airports Authority Policing Services Agreement	4,085

Revenue is received on a full cost recovery basis from the Edmonton Regional Airports Authority for policing services at Edmonton International Airport under the Provincial Police Service Agreement. Program 7.5

Total		13,078

158	Justice and Solicitor General

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

 EXPENSE

(thousands of dollars)	Comparable
	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	2	3	3	3
Court and Justice Services	579	2,048	2,048	2,048
Legal Services	20	24	24	24
Alberta Crown Prosecution Services	26	1	1	1
Strategy, Support and Integrated Initiatives	450	1,755	1,755	1,755
Alberta Human Rights	2	5	5	5
Public Security	945	1,588	1,588	1,588
Correctional Services	636	511	511	511
Valuation Adjustments and Other Provisions
Ministry Support Services	64	39	39	39
Court and Justice Services	(2,743)	6,052	6,052	6,052
Legal Services	(71)	-	-	-
Alberta Crown Prosecution Services	2,096	158	158	158
Strategy, Support and Integrated Initiatives	363	59	59	59
Alberta Human Rights	(28)	-	-	-
Public Security	1,264	-	-	-
Correctional Services	3,473	775	775	775
Total	7,078	13,018	13,018	13,018

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Court and Justice Services	1,816	4,000	4,000	4,000
Total	1,816	4,000	4,000	4,000

Justice and Solicitor General	159

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	15,175	42	-	-	15,217
Court and Justice Services	208,595	8,100	-	-	216,695
Legal Services	45,589	24	-	-	45,613
Alberta Crown Prosecution Services	98,658	159	-	-	98,817
Strategy, Support and Integrated Initiatives	151,031	1,814	-	-	152,845
Alberta Human Rights	6,913	5	-	-	6,918
Public Security	595,530	1,588	-	-	597,118
Correctional Services	288,484	1,286	-	(5,300)	284,470
Victims of Crime and Public Safety Fund	-	-	62,887	-	62,887
Total	1,409,975	13,018	62,887	(5,300)	1,480,580

CAPITAL INVESTMENT
Court and Justice Services	3,975	4,000	-	(4,000)	3,975
Alberta Crown Prosecution Services	2,380	-	-	-	2,380
Strategy, Support and Integrated Initiatives	15,619	-	-	-	15,619
Public Security	695	-	-	-	695
Correctional Services	538	-	-	-	538
Victims of Crime and Public Safety Fund	-	-	15	-	15
Total	23,207	4,000	15	(4,000)	23,222

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	1,409,975	7,083	62,818	(5,300)	1,474,576
Amortization / loss on disposal	-	5,935	69	-	6,004
Total	1,409,975	13,018	62,887	(5,300)	1,480,580

CAPITAL INVESTMENT	23,207	4,000	15	(4,000)	23,222

160	Justice and Solicitor General

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE

Transfers of Assets or Liabilities from Related Parties	1,816	4,000	4,000	4,000
Transfers from Government of Canada	46,351	48,852	55,076	58,102
Investment Income	730	2,155	2,155	2,125
Other Premiums, Fees and Licences	26,483	33,640	25,211	33,760
Fines and Penalties	174,972	262,399	231,326	271,554
Maintenance Enforcement	22,510	16,482	16,482	16,593
Other Revenue	36,840	51,489	52,406	64,275

Ministry Total	309,702	419,017	386,656	450,409
Inter-Ministry Consolidations	(3,046)	(4,000)	(4,000)	(4,000)
Consolidated Total	306,656	415,017	382,656	446,409

EXPENSE
Ministry Support Services	15,954	14,092	15,292	15,217
Court and Justice Services	196,214	191,785	206,063	216,695
Legal Services	43,526	40,152	40,152	45,613
Alberta Crown Prosecution Services	101,951	98,651	98,651	98,817
Strategy, Support and Integrated Initiatives	153,509	146,875	150,575	152,845
Alberta Human Rights	6,189	6,918	6,918	6,918
Public Security	535,437	523,005	570,805	597,118
Correctional Services	293,191	267,184	292,184	289,770
Victims of Crime and Public Safety Fund	56,279	62,887	69,887	62,887
Ministry Total	1,402,250	1,351,549	1,450,527	1,485,880
Inter-Ministry Consolidations	(384)	-	-	(5,300)
Consolidated Total	1,401,866	1,351,549	1,450,527	1,480,580

Net Operating Result	(1,095,210)	(936,532)	(1,067,871)	(1,034,171)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Court and Justice Services	8,867	5,380	5,380	7,975
Alberta Crown Prosecution Services	762	130	130	2,380
Strategy, Support and Integrated Initiatives	484	12,619	16,219	15,619
Public Security	6,899	695	695	695
Correctional Services	3,063	3,434	3,748	538
Victims of Crime and Public Safety Fund	-	15	15	15
Ministry Total	20,075	22,273	26,187	27,222
Inter-Ministry Consolidations	(1,816)	(4,000)	(4,000)	(4,000)
Consolidated Total	18,259	18,273	22,187	23,222

AMORTIZATION	(2,753)	(6,004)	(6,004)	(6,004)
DISPOSALS OR WRITE OFFS	(60)	-	-	-

Change in Capital Assets Total	15,446	12,269	16,183	17,218

Justice and Solicitor General	161

Labour and Immigration

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	617,688	331,588	331,588	325,057

CAPITAL INVESTMENT	374	1,102	1,152	1,050

CONTINGENCY	-	-	222,344	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Associate Minister’s Office

Works with the Minister to address racism, promote multiculturalism and diversity, and attract and welcome newcomers to Alberta.

1.3	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.4	Corporate Services

Provides finance and administration, accommodation services, legislative services and corporate planning and reporting.

2	Workforce Strategies
2.1	Settlement and Integration

Provides funding to help increase the ability of newcomers to successfully settle and integrate in Alberta, and includes funding provided to immigrant-serving agencies.

2.2	Workforce Development Partnerships

Helps ensure Alberta can respond to skills shortages through collaborative efforts with industry, communities, employer groups, organizations, industry sectors, and municipalities with common labour market needs.

2.3	Policy and Labour Market Information

Works collaboratively with other Government of Alberta policy and program areas to provide strategic advice, policy direction and evidence to address Alberta’s labour force development objectives.

2.4	Labour Attraction and Retention

Develops and implements targeted strategies for attracting and retaining the workers Alberta needs and initiatives aimed at fully engaging new Albertans in the workforce.

2.5	Labour Qualifications and Mobility

Helps ensure that workers from across Canada and internationally receive recognition of their qualifications so that they are able to apply their skills and work to their full potential in Alberta’s labour market.

2.6	Labour Market Programs

Supports Alberta employers and their employees to gain the skills they need to succeed in the workforce, including through the Canada-Alberta Job Grant.

2.7	Skills and Training Support

Provides training opportunities and support for individuals to get a job or substantially improve their employment situation.

2.8	Coal Workforce Transition Program

Provides financial support for employees affected by the phase out of coal-fired electricity generation.

2.9	Alberta Jobs Now Program

Provides grant funding to encourage employers to create jobs for Albertans as the economy recovers. Employers can apply for this funding to hire and train unemployed or underemployed Albertans.

3	Safe, Fair and Healthy Workplaces
3.1	Labour Relations

Administers mediator and arbitrator rosters to assist in resolving labour disputes, and provides information on collective bargaining. Provides strategic advice and maintains the Labour Relations Code.

3.2	Occupational Health and Safety

Monitors legislative compliance to ensure adequate protection for workers in Alberta. Includes the Alberta Heroes’ Fund for First Responders and Supporting Psychological Health in First Responders programs.

3.3	Employment Standards

Helps maintain fair and equitable workplaces by setting minimum standards for wages and working conditions in most workplaces in Alberta.

Labour and Immigration	164

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

4	Labour Relations Board

Provides an independent and impartial tribunal responsible for the day-to-day application and interpretation of Alberta’s labour laws.

5	Appeals Commission for Alberta Workers’ Compensation

Works separately and independently from the Workers’ Compensation Board to provide fair, timely and consistent medical panels and appeals processes for workers and employers who disagree with an official decision.

6	Emergency Isolation Support

A one-time emergency payment to support working adult Albertans who needed to self-isolate or take care of a self-isolating dependent at the onset of the COVID-19 pandemic and had no income.

7	Workers’ Compensation Board Premium Support

A temporary program that waived 50 per cent of 2020 Workers’ Compensation Board premiums for small and medium-sized private sector employers and provided financial flexibility and support when businesses needed it most.

8	Critical Worker Benefit

Provided a one-time payment to critical workers through grants to their employers to recognise their hard work to support Alberta during the COVID-19 pandemic.

165	Labour and Immigration

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office		556	609	882	687
1.2 Associate Minister’s Office		-	-	-	350
1.3 Deputy Minister’s Office		601	615	615	733
1.4 Corporate Services		3,116	3,499	3,226	2,941
	Sub-total	4,273	4,723	4,723	4,711

2 Workforce Strategies
2.1 Settlement and Integration		10,147	8,891	8,791	9,506
2.2 Workforce Development Partnerships		7,734	7,031	8,531	8,408
2.3 Policy and Labour Market Information		5,892	6,330	6,030	10,858
2.4 Labour Attraction and Retention		4,410	4,281	4,137	3,927
2.5 Labour Qualifications and Mobility		9,128	10,162	9,090	9,209
2.6 Labour Market Programs		16,371	15,754	18,503	34,234
2.7 Skills and Training Support		35,268	40,575	38,475	53,542
2.8 Coal Workforce Transition Program		9,900	18,550	18,550	9,000
2.9 Alberta Jobs Now Program		919	127,500	127,500	97,825
	Sub-total	99,769	239,074	239,607	236,509

3 Safe, Fair and Healthy Workplaces
3.1 Labour Relations		1,789	1,598	1,598	1,590
3.2 Occupational Health and Safety		46,299	50,661	50,128	49,234
3.3 Employment Standards		12,395	12,588	12,588	12,211
	Sub-total	60,483	64,847	64,314	63,035

4 Labour Relations Board		3,497	3,968	3,968	3,947

5 Appeals Commission for Alberta Workers’ Compensation		17,626	17,113	17,113	16,855

6 Emergency Isolation Support		63,863	-	-	-

7 Workers’ Compensation Board Premium Support		245,815	-	-	-

8 Critical Worker Benefit		122,362	1,863	1,863	-

Total		617,688	331,588	331,588	325,057

Labour and Immigration	166

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2 Workforce Strategies
2.9 Alberta Jobs Now Program		174	150	200	150

3 Safe, Fair and Healthy Workplaces
3.2 Occupational Health and Safety		-	900	900	900

8 Critical Worker Benefit		200	52	52	-

Total		374	1,102	1,152	1,050

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
2 Workforce Strategies
2.6 Labour Market Programs		-	-	15,251	-
2.9 Alberta Jobs Now Program		-	-	142,500	-
	Sub-total	-	-	157,751	-

8 Critical Worker Benefit		-	-	64,593	-

Total		-	-	222,344	-

167	Labour and Immigration

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2022-23 Estimate
1	International Educational Assessment Services Fees are collected for the provision of international educational assessment services for immigrants seeking employment and/or education in Alberta. In addition, other jurisdictions contract with Alberta to provide these services to immigrants in their jurisdictions on a fee for service basis. Program 2.5	4,325
Total		4,325

Labour and Immigration	168

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	4	-	-	-
Workforce Strategies	1,029	168	543	168
Safe, Fair and Healthy Workplaces	6,736	467	467	467
Labour Relations Board	1,512	-	650	-
Appeals Commission for Alberta Workers’ Compensation	160	165	165	165
Critical Worker Benefit	-	-	75	-
Valuation Adjustments and Other Provisions
Ministry Support Services	105	-	-	-
Workforce Strategies	325	-	-	-
Safe, Fair and Healthy Workplaces	391	-	-	-
Labour Relations Board	(18)	-	-	-
Appeals Commission for Alberta Workers’ Compensation	153	-	-	-
Critical Worker Benefit	3	-	-	-

Total	10,400	800	1,900	800

169	Labour and Immigration

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	4,711	-	-	4,711
Workforce Strategies	236,509	168	(2,000)	234,677
Safe, Fair and Healthy Workplaces	63,035	467	-	63,502
Labour Relations Board	3,947	-	-	3,947
Appeals Commission for Alberta Workers’ Compensation	16,855	165	-	17,020
Total	325,057	800	(2,000)	323,857

CAPITAL INVESTMENT
Workforce Strategies	150	-	-	150
Safe, Fair and Healthy Workplaces	900	-	-	900
Total	1,050	-	-	1,050

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	227,232	-	(2,000)	225,232
Operating Expense - COVID-19/Recovery Plan	97,825	-	-	97,825
Amortization / loss on disposal	-	800	-	800
Total	325,057	800	(2,000)	323,857

CAPITAL INVESTMENT	1,050	-	-	1,050

Labour and Immigration	170

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Labour Market Development	54,434	179,092	241,262	73,900
Other Transfers from Government of Canada	466	186	186	-
Premiums, Fees and Licences	4,711	8,286	8,286	8,286
Other Revenue	66,224	68,602	68,069	66,899
Consolidated Total	125,835	256,166	317,803	149,085

EXPENSE
Ministry Support Services	4,382	4,723	4,723	4,711
Workforce Strategies	101,123	239,242	397,901	236,677
Safe, Fair and Healthy Workplaces	67,610	65,314	64,781	63,502
Labour Relations Board	4,991	3,968	4,618	3,947
Appeals Commission for Alberta Workers’ Compensation	17,939	17,278	17,278	17,020
Emergency Isolation Support	63,863	-	-	-
Workers’ Compensation Board Premium Support	245,815	-	-	-
Critical Worker Benefit	122,365	1,863	66,531	-
Ministry Total	628,088	332,388	555,832	325,857
Inter-Ministry Consolidations	(3,197)	(2,000)	(2,000)	(2,000)
Consolidated Total	624,891	330,388	553,832	323,857
Net Operating Result	(499,056)	(74,222)	(236,029)	(174,772)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Workforce Strategies	174	150	200	150
Safe, Fair and Healthy Workplaces	-	900	900	900
Critical Worker Benefit	200	52	52	-
Consolidated Total	374	1,102	1,152	1,050

AMORTIZATION	(9,441)	(800)	(1,900)	(800)
Change in Capital Assets Total	(9,067)	302	(748)	250

171	Labour and Immigration

Municipal Affairs

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	2,670,591	1,703,019	1,935,660	980,338

CAPITAL INVESTMENT	3,506	9,188	14,490	3,009

FINANCIAL TRANSACTIONS	61,648	7,990	7,687	4,764

CONTINGENCY	-	-	75,178	-

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policy that are aligned with broader government-wide objectives and policies.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Support Services

Conducts financial planning, financial reporting, internal controls, and coordinates all correspondence for the Minister and Deputy Minister.

2	Municipal Services
2.1	Program Support

Provides strategic coordination and central support services for the Municipal Services division, including business, financial, and operational planning matters.

2.2	Municipal Policy and Engagement

Addresses major policy issues involving the provincial-municipal relationship, leads development of governance and planning related legislation/regulations, and coordinates stakeholder relations activities.

2.3	Municipal Capacity and Sustainability

Provides advice/training for municipal administrations, municipal dispute resolution, addresses municipal viability, and supports municipal accountability.

2.4	Library Services

Leads provincial support for public library services, including operating grants, advisory/training supports, and e-content resources supporting equitable access.

3	Municipal Assessments and Grants
3.1	Policy and Divisional Support

Develops and reviews assessment and tax policy, supports legislative and regulatory changes, and coordinates the Municipal Assessments and Grants divisional operations.

3.2	Designated Industrial Assessment

Prepares and defends designated industrial property assessments and facilitates stakeholder relations and responses. Includes the Provincial Assessor.

3.3	Grants and Education Property Tax

Administers provincial and federal grant programs to municipalities, oversees funding to local governments, prepares education property tax requisitions, and performs audits of municipal assessment practices.

4	Municipal Sustainability Initiative
4.1	Municipal Sustainability Initiative Operating

Supports municipalities with municipal planning, capacity building, shared (inter-municipal) administration, and municipal service delivery and support for non-profit organizations.

4.2	Municipal Sustainability Initiative Capital

Supports municipalities with long-term sustainable funding to manage growth pressures and key local infrastructure needs.

Municipal Affairs	174

DESCRIPTION OF SUPPLY VOTE PROGRAMS… continued

5	Federal Grant Programs
5.1	Canada Community-Building Fund (formerly known as the Federal Gas Tax Fund)

Provides capital funding for municipalities to help them build and revitalize their local public infrastructure. The program is fully funded by the federal government and administered by the province.

5.3	Investing in Canada Infrastructure - Administration

Administration costs to oversee the Investing in Canada Infrastructure projects allocated to the Ministry of Municipal Affairs.

5.4	Investing in Canada Infrastructure - Rural and Northern Communities

Provides capital funding for municipalities under the federal portion of the Rural and Northern Communities stream. This is a competitive cost-sharing grant jointly funded by Canada, Alberta, and municipalities.

5.5	Investing in Canada Infrastructure - Green Infrastructure

Provides capital funding for municipalities under the federal portion of the Green Infrastructure stream. This is a competitive cost-sharing grant jointly funded by Canada, Alberta, and municipalities.

5.6	Investing in Canada Infrastructure - Community, Culture and Recreation

Provides capital funding for municipalities under the federal portion of the Community, Culture and Recreation stream. This is a competitive cost-sharing grant jointly funded by Canada, Alberta, and municipalities.

5.7	Safe Restart Agreement - Municipal Operating Support Transfer

Joint federal-provincial funded program to support municipalities with COVID-19-related costs and revenue losses.

6	Grants in Place of Taxes

The Crown may pay to the municipality a grant not exceeding the amount that would be recoverable by the municipality for Crown property, which is exempt from taxation under the Municipal Government Act.

7	Alberta Community Partnership

Supports municipal regional collaboration and capacity building initiatives, along with other provincial priorities.

8	Technical and Corporate Services
8.1	Warranty, Certification and Policy

Leads and coordinates the Technical and Corporate Services division’s strategic policies, legislation and regulations, and financial matters.

8.2	Community and Technical Support

Monitors and assesses outcomes of Alberta’s safety system partners; develops or reviews codes and regulations under the Safety Codes Act; and provides technical advice to Albertans, municipalities and industry.

8.3	Residential Protection Program

Provides increased consumer protection and recourse options through the New Home Buyer Protection Act.

8.4	Business Planning and Integration

Conducts strategic policy and legislative coordination, administrative services for the Ministry.

175	Municipal Affairs

DESCRIPTION OF SUPPLY VOTE PROGRAMS… continued

9	Alberta Emergency Management Agency
9.1	Managing Director’s Office

Provides strategic leadership, direct service, support and advice to government, municipalities, First Nations and other partners and key stakeholders for emergency and disaster prevention, preparedness, and response.

9.2	Strategy and Systems Support

Leads Alberta Emergency Management Agency’s policy, legislation, finance, and logistical and support services.

9.3	Operations

Supports the Provincial Operations Centre; field operations; training, certification, plans and consequence management; emergency social services; business continuity; critical infrastructure, and the Alberta Emergency Alert program.

9.4	Recovery Operations

Coordinates government support for disaster-affected communities and Albertans, and directly administers the provision of disaster financial assistance.

9.5	Disaster Recovery

Funds localized disasters and extraordinary firefighting costs outside of the areas protected by the Ministry of Agriculture, Forestry and Rural Economic Development and administers funding for disaster initiatives managed by other ministries.

9.6	Emergency Preparedness Grants

Provides grant funding for municipal emergency management training.

9.7	Alberta First Responders Radio Communications System

A single province-wide, interoperable, two-way voice communications system for use by provincial and municipal first responder agencies.

10	Land and Property Rights Tribunal

The Land and Property Rights Tribunal makes quasi-judicial decisions about land planning, development, and assessment matters. It also grants right of entry and decides compensation disputes involving surface leases and expropriation.

11	2013 Alberta Flooding
11.1	Disaster Recovery Program - Flooding

Responsible for processes related to the Southern Alberta Flooding Disaster Recovery Program and Regional Municipality of Wood Buffalo Disaster Recovery Program.

12	2016 Wood Buffalo Wildfire
12.1	2016 Wood Buffalo Wildfire - Recovery

Responsible for Disaster Recovery Program processes related to the Regional Municipality of Wood Buffalo wildfire.

13	Municipal Stimulus Program

An allocation-based program to help municipalities stimulate the economy through capital infrastructure investments.

Municipal Affairs	176

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office		776	872	872	872
1.2 Deputy Minister’s Office		749	881	881	881
1.3 Support Services		2,746	3,463	3,463	3,433
	Sub-total	4,271	5,216	5,216	5,186

2 Municipal Services
2.1 Program Support		1,009	955	955	647
2.2 Municipal Policy and Engagement		3,800	4,325	4,325	4,288
2.3 Municipal Capacity and Sustainability		3,111	3,801	3,801	4,070
2.4 Library Services		35,825	36,979	36,979	36,965
	Sub-total	43,745	46,060	46,060	45,970

3 Municipal Assessments and Grants
3.1 Policy and Divisional Support		2,114	2,709	2,709	2,688
3.2 Designated Industrial Assessment		14,919	14,171	14,647	13,833
3.3 Grants and Education Property Tax		4,511	6,806	6,806	6,747
	Sub-total	21,544	23,686	24,162	23,268

4 Municipal Sustainability Initiative
4.1 Municipal Sustainability Initiative Operating		29,085	30,000	29,083	30,000

5 Federal Grant Programs
5.1 Canada Community-Building Fund (formerly known as the Federal Gas Tax Fund)		732	-	-	-
5.3 Investing in Canada Infrastructure - Administration		104	103	103	102
5.7 Safe Restart Agreement - Municipal Operating Support Transfer		576,259	-	-	-
	Sub-total	577,095	103	103	102

6 Grants in Place of Taxes		28,874	30,025	30,025	30,025

7 Alberta Community Partnership		10,250	25,400	25,400	15,400

8 Technical and Corporate Services
8.1 Warranty, Certification and Policy		3,138	3,425	3,425	2,940
8.2 Community and Technical Support		6,123	6,583	6,583	6,987
8.3 Residential Protection Program		1,528	1,794	1,794	1,859
8.4 Business Planning and Integration		2,614	2,490	2,490	2,471
	Sub-total	13,403	14,292	14,292	14,257

177	Municipal Affairs

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE... continued
9 Alberta Emergency Management Agency
9.1 Managing Director’s Office		481	611	611	606
9.2 Strategy and Systems Support		3,021	3,269	3,269	4,442
9.3 Operations		5,366	6,530	6,530	6,485
9.4 Recovery Operations		2,457	2,305	3,138	2,285
9.5 Disaster Recovery		181,291	-	-	-
9.6 Emergency Preparedness Grants		-	150	150	150
9.7 Alberta First Responders Radio Communications System		16,212	17,294	17,894	17,269
	Sub-total	208,828	30,159	31,592	31,237

10 Land and Property Rights Tribunal		7,051	6,963	6,963	6,920

12 2016 Wood Buffalo Wildfire
12.1 2016 Wood Buffalo Wildfire - Recovery		282	-	-	-

CAPITAL GRANTS
4 Municipal Sustainability Initiative
4.2 Municipal Sustainability Initiative Capital		970,915	1,196,000	1,196,917	485,000

5 Federal Grant Programs
5.1 Canada Community-Building Fund (formerly known as the Federal Gas Tax Fund)		243,297	255,121	502,024	255,121
5.4 Investing in Canada Infrastructure - Rural and Northern Communities		28	31,303	13,414	30,577
5.5 Investing in Canada Infrastructure - Green Infrastructure		-	1,132	1,332	-
5.6 Investing in Canada Infrastructure - Community, Culture and Recreation		8	7,559	7,851	7,275
	Sub-total	243,333	295,115	524,621	292,973

7 Alberta Community Partnership		-	-	1,226	-

9 Alberta Emergency Management Agency
9.5 Disaster Recovery		12,800	-	-	-

13 Municipal Stimulus Program		499,115	-	-	-

Total		2,670,591	1,703,019	1,935,660	980,338

Municipal Affairs	178

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1 Ministry Support Services
1.3 Support Services		6	-	-	-

3 Municipal Assessments and Grants
3.2 Designated Industrial Assessment		1,387	4,071	6,621	709

9 Alberta Emergency Management Agency
9.4 Recovery Operations		13	2,817	1,984	-
9.7 Alberta First Responders Radio Communications System		2,100	2,300	5,885	2,300
	Sub-total	2,113	5,117	7,869	2,300

Total		3,506	9,188	14,490	3,009

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
9 Alberta Emergency Management Agency
9.5 Disaster Recovery		48,340	-	-	-

2013 ALBERTA FLOODING LIABILITY RETIREMENT
11 2013 Alberta Flooding
11.1 Disaster Recovery Program - Flooding		13,308	7,990	7,687	4,764

Total		61,648	7,990	7,687	4,764

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
9 Alberta Emergency Management Agency
9.5 Disaster Recovery		-	-	42,778	-

INVENTORY ACQUISITION
9 Alberta Emergency Management Agency
9.5 Disaster Recovery		-	-	32,400	-

Total		-	-	75,178	-

179	Municipal Affairs

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2022-23 Estimate
1	Alberta First Responders Radio Communications System Funding received from various law enforcement, fire and emergency medical service agencies and municipalities for the Alberta First Responders Radio Communications System. Program 9.7	300
Total		300

Municipal Affairs	180

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
911 Call Centres Support	20,012	20,514	31,805	43,655

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	2	25	25	25
Municipal Assessments and Grants	226	2,296	1,932	2,914
Technical and Corporate Services	532	465	465	410
Alberta Emergency Management Agency	25,383	27,110	27,110	27,110
Consumption of Inventory
Alberta Emergency Management Agency	41,502	32,800	45,600	-
Valuation Adjustments and Other Provisions
Ministry Support Services	20	200	200	200
Municipal Services	76	-	-	-
Municipal Assessments and Grants	61	-	-	-
Federal Grant Programs	3	-	-	-
Technical and Corporate Services	11	-	-	-
Alberta Emergency Management Agency	362	-	-	-
Land and Property Rights Tribunal	(144)	-	-	-
2016 Wood Buffalo Wildfire	5	-	-	-

Total	88,051	83,410	107,137	74,314

181	Municipal Affairs

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	5,186	225	-	-	5,411
Municipal Services	45,970	-	-	-	45,970
Municipal Assessments and Grants	23,268	2,914	-	-	26,182
Municipal Sustainability Initiative	515,000	-	-	-	515,000
Federal Grant Programs	293,075	-	-	-	293,075
Grants in Place of Taxes	30,025	-	-	-	30,025
Alberta Community Partnership	15,400	-	-	-	15,400
Technical and Corporate Services	14,257	410	-	-	14,667
Alberta Emergency Management Agency	31,237	70,765	-	-	102,002
Land and Property Rights Tribunal	6,920	-	-	-	6,920
Safety Codes Council	-	-	15,095	-	15,095
Total	980,338	74,314	15,095	-	1,069,747

CAPITAL INVESTMENT
Municipal Assessments and Grants	709	-	-	-	709
Alberta Emergency Management Agency	2,300	-	-	-	2,300
Safety Codes Council	-	-	170	-	170
Total	3,009	-	170	-	3,179

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	202,365	43,855	14,591	-	260,811
Capital grants	777,973	-	-	-	777,973
Amortization / loss on disposal	-	30,459	504	-	30,963
Total	980,338	74,314	15,095	-	1,069,747

CAPITAL INVESTMENT	3,009	-	170	-	3,179

Municipal Affairs	182

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Transfers from Government of Canada
Canada Community-Building Fund	244,029	255,121	502,024	255,121
Disaster Assistance	36,772	-	17,900	-
Other	144	40,099	22,702	37,957
Premiums, Fees and Licences	36,084	38,554	51,357	62,778
Investment Income	582	250	267	319
Other Revenue	128,335	26,000	27,237	26,200
Ministry Total	445,946	360,024	621,487	382,375
Inter-Ministry Consolidations	(32,276)	-	(1,231)	-
Consolidated Total	413,670	360,024	620,256	382,375

EXPENSE
Ministry Support Services	4,293	5,441	5,441	5,411
Municipal Services	43,821	46,060	46,060	45,970
Municipal Assessments and Grants	21,831	25,982	26,094	26,182
Municipal Sustainability Initiative	1,000,000	1,226,000	1,226,000	515,000
Federal Grant Programs	820,431	295,218	524,724	293,075
Grants in Place of Taxes	28,874	30,025	30,025	30,025
Alberta Community Partnership	10,250	25,400	26,626	15,400
Technical and Corporate Services	13,946	14,757	14,757	14,667
Alberta Emergency Management Agency	308,887	110,583	178,885	102,002
Land and Property Rights Tribunal	6,907	6,963	6,963	6,920
2016 Wood Buffalo Wildfire	287	-	-	-
Municipal Stimulus Program	499,115	-	-	-
Safety Codes Council	13,519	14,716	13,950	15,095
Ministry Total	2,772,161	1,801,145	2,099,525	1,069,747
Inter-Ministry Consolidations	(2)	-	-	-
Consolidated Total	2,772,159	1,801,145	2,099,525	1,069,747
Net Operating Result	(2,358,489)	(1,441,121)	(1,479,269)	(687,372)

183	Municipal Affairs

MINISTRY FINANCIAL STATEMENTS... continued

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
INVESTMENT
Ministry Support Services	6	-	-	-
Municipal Assessments and Grants	1,387	4,071	6,621	709
Alberta Emergency Management Agency	2,113	5,117	7,869	2,300
Safety Codes Council	823	375	195	170
Consolidated Total	4,329	9,563	14,685	3,179

AMORTIZATION	(26,759)	(30,464)	(30,069)	(30,963)
DISPOSALS OR WRITE OFFS	-	(5)	(5)	(5)
Change in Capital Assets Total	(22,430)	(20,906)	(15,389)	(27,789)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION
Alberta Emergency Management Agency	48,340	-	32,400	-
Consolidated Total	48,340	-	32,400	-

CONSUMPTION	(41,502)	(32,800)	(45,600)	-
Change in Inventory Assets Total	6,838	(32,800)	(13,200)	-

Municipal Affairs	184

Seniors and Housing

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	552,971	670,526	660,026	665,285

CAPITAL INVESTMENT	-	25	25	25

FINANCIAL TRANSACTIONS	15,715	19,700	19,700	19,700

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Corporate Services

Provides services and supports for finance, accommodation, legislative and legal services, and corporate planning and reporting.

2	Seniors Services
2.1	Program Planning and Delivery

Engages with government and community partners, provides policy guidance and strategic direction to Seniors Services. In addition, delivers Special Needs Assistance, Seniors Home Adaptation and Repair, and Seniors Property Tax Deferral programs.

2.2	Special Needs Assistance Grants

Provides financial support to eligible low-income seniors for critical needs including appliances, home repairs and personal and health supports.

2.3	Seniors Home Adaptation and Repair

Allows eligible seniors to finance home repairs and adaptations through government-supported low-interest home equity loans or grants.

2.4	Seniors Community Grants

Provides funding to support initiatives that ensures seniors are empowered to live independently, safely and with dignity.

2.5	Property Tax Deferral

Allows eligible senior homeowners to defer all or part of their annual property taxes through a low-interest home equity loan with the government through the Seniors Property Tax Deferral Program.

3	Alberta Seniors Benefit
3.1	Program Delivery

Delivers the Alberta Seniors Benefit and Supplementary Accommodations Benefit programs and supports enrollment for other GoA seniors financial assistance programs.

3.2	Alberta Seniors Benefit Grants

Provides a monthly income supplement to low-income Albertans.

3.3	Supplementary Accommodations Benefit

Provides a monthly income supplement to support affordable accommodation costs for residents of long-term care and designated supportive living facilities.

4	Housing
4.1	Program Planning and Delivery

Works with housing management bodies, municipalities, not-for-profit organizations and for-profit organizations to provide housing and related supports to Albertans in need.

4.2	Assistance to Alberta Social Housing Corporation

Provides funding to the Alberta Social Housing Corporation to address annual operating and capital requirements for Family and Seniors Community Housing, Rental Assistance, Special Needs Housing, and Affordable Housing Strategy.

Seniors and Housing	186

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office		603	644	644	639
1.2 Deputy Minister’s Office		603	712	712	709
1.3 Strategic Corporate Services		3,634	3,034	3,034	2,701
	Sub-total	4,840	4,390	4,390	4,049

2 Seniors Services
2.1 Program Planning and Delivery		4,860	5,356	5,356	5,319
2.2 Special Needs Assistance Grants		13,168	18,156	15,656	18,847
2.3 Seniors Home Adaptation and Repair		956	1,565	1,565	1,565
2.4 Seniors Community Grants		1,351	900	900	900
	Sub-total	20,335	25,977	23,477	26,631

3 Alberta Seniors Benefit
3.1 Program Delivery		5,685	5,565	5,565	5,737
3.2 Alberta Seniors Benefit Grants		316,331	344,929	320,429	359,418
3.3 Supplementary Accommodations Benefit		81,423	99,316	84,316	110,903
	Sub-total	403,439	449,810	410,310	476,058

4 Housing
4.1 Program Planning and Delivery		10,859	10,304	10,304	10,305
4.2 Assistance to Alberta Social Housing Corporation		112,398	88,446	119,946	102,287
	Sub-total	123,257	98,750	130,250	112,592

CAPITAL PAYMENTS TO RELATED PARTIES
4 Housing
4.2 Assistance to Alberta Social Housing Corporation		1,100	91,599	91,599	45,955

Total		552,971	670,526	660,026	665,285

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1 Ministry Support Services
1.3 Strategic Corporate Services		-	25	25	25

Total		-	25	25	25

187	Seniors and Housing

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)			Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
LOANS AND ADVANCES
2 Seniors Services
2.3 Seniors Home Adaptation and Repair		6,040	11,500	11,500	9,950
2.5 Property Tax Deferral		8,286	8,200	8,200	9,750
	Sub-total	14,326	19,700	19,700	19,700

2013 ALBERTA FLOODING LIABILITY RETIREMENT
4 Housing
4.2 Assistance to Alberta Social Housing Corporation		1,389	-	-	-

Total		15,715	19,700	19,700	19,700

Seniors and Housing	188

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)		Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	-	133	133	133
Housing	-	94	94	94
Valuation Adjustments and Other Provisions
Ministry Support Services	(98)	38	38	38
Seniors Services	44	-	-	-
Alberta Seniors Benefit	(181)	100	100	100
Housing	1,501	-	-	-

Total	1,266	365	365	365

189	Seniors and Housing

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

 RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	4,049	171	-	-	4,220
Seniors Services	26,631	-	-	-	26,631
Alberta Seniors Benefit	476,058	100	-	-	476,158
Housing	158,547	94	-	(148,242)	10,399
Alberta Social Housing Corporation	-	-	297,330	-	297,330
Total	665,285	365	297,330	(148,242)	814,738

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Alberta Social Housing Corporation	-	-	44,535	-	44,535
Total	25	-	44,535	-	44,560

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	619,330	138	184,010	(102,287)	701,191
Capital grants	-	-	67,520	-	67,520
Capital payments to related parties	45,955	-	-	(45,955)	-
Amortization / loss on disposal	-	227	45,800	-	46,027
Total	665,285	365	297,330	(148,242)	814,738

CAPITAL INVESTMENT	25	-	44,535	-	44,560

Seniors and Housing	190

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)		Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Other Transfers from Government of Canada	90,768	94,386	113,186	162,933
Investment Income	1,931	5,560	1,636	1,737
Other Revenue	28,564	10,764	13,183	32,440
Internal Government Transfers	-	1,200	1,200	-
Ministry Total	121,263	111,910	129,205	197,110
Inter-Ministry Consolidations	-	(1,200)	(1,200)	-
Consolidated Total	121,263	110,710	128,005	197,110

EXPENSE
Ministry Support Services	4,742	4,561	4,561	4,220
Seniors Services	20,379	25,977	23,477	26,631
Alberta Seniors Benefit	403,258	449,910	410,410	476,158
Housing	10,971	10,398	10,398	10,399
Alberta Social Housing Corporation	296,550	276,815	337,201	297,330
Ministry Total	735,900	767,661	786,047	814,738
Inter-Ministry Consolidations	(1,389)	-	-	-
Consolidated Total	734,511	767,661	786,047	814,738
Net Operating Result	(613,248)	(656,951)	(658,042)	(617,628)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	25	25	25
Alberta Social Housing Corporation	143,225	89,899	65,492	44,535
Consolidated Total	143,225	89,924	65,517	44,560

AMORTIZATION	(44,166)	(44,327)	(44,327)	(46,027)
DISPOSALS OR WRITE OFFS	(5,113)	-	-	-
Change in Capital Assets Total	93,946	45,597	21,190	(1,467)

191	Seniors and Housing

Service Alberta

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	540,465	529,051	554,051	675,515

CAPITAL INVESTMENT	60,612	97,327	93,087	95,334

FINANCIAL TRANSACTIONS	3,896	5,500	5,500	5,500

CONTINGENCY	-	-	14,000	-

193	Service Alberta

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Corporate Services

Supports strategic and corporate functions across the ministry in corporate finance, policy and governance, business, and strategic planning.

2	Consumer and Registry Services
2.1	Consumer Awareness and Advocacy

Facilitates fair market practices, enforces consumer-related legislation, investigates fraud and consumer complaints, administers the 310 Call Centre and the Residential Tenancy Dispute Resolution Service.

2.2	Utilities Consumer Advocate

Supports energy consumers through advocacy at regulatory proceedings, consumer education, and mediation services.

2.3	Land Titles

Supports the registration of land ownership in Alberta.

2.4	Motor Vehicles

Delivers registration services to Albertans related to motor vehicles, such as driver’s licences, driver’s abstracts, licence plates, identification cards, personalized plates, and specialty plates.

2.5	Other Registry Services

Provides registry services for individuals and businesses, including vital statistics, corporate and non-profit registration, and property transactions, and oversees registry agents.

3	Data, Information and Privacy Services

Governance and service delivery of access to information, protection of privacy, content management, the government’s Data Strategy, and administration of the FOIP Act and Personal Information Protection Act .

4	Financial and Administrative Shared Services
4.1	Procurement and Administration Services

Delivers centralized procurement and administration services, such as fleet management, mail, printing, employee ID, building access, equipment leasing, and contact center operations.

4.2	Financial and Employee Services

Delivers centralized financial and employee services, such as payroll, employee benefits, accounts payable and receivable, vendor maintenance, capital assets management, and revenue.

4.3	Business Services Systems

Manages, delivers and supports the Enterprise Resource Planning system. This system manages and records procurement, capital assets, financial and human resource management and expense claims.

5	Technology, Digital Delivery and Cybersecurity Services
5.1	Technology Support and Operations

Manages the government’s resilient and secure information management and technology platforms and systems, supports end users, voice, data, video conferencing and network services and ongoing operation of SuperNet.

5.2	Digital Delivery and Innovation

As government’s centre of digital delivery, designs simpler, faster and better services with ministries; builds capability and confidence in modern digital practice; and assures service quality and value through standards and controls.

5.3	Digital Strategy Initiatives

Develops and implements Digital Strategy cloud and data initiatives. Upon approval by Treasury Board, the Minister may transfer all or a portion of this program to the Expense Supply Vote.

5.4	Cybersecurity Services

Protection of information and technology assets. Responsible for identifying and assessing threats to digital assets, protecting these assets, as well as detecting, responding to, and recovering from attacks directed against the assets.

Service Alberta	194

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office		592	750	750	746
1.2 Deputy Minister’s Office		744	766	766	761
1.3 Corporate Services		5,592	5,805	5,805	5,768
	Sub-total	6,928	7,321	7,321	7,275

2 Consumer and Registry Services
2.1 Consumer Awareness and Advocacy		17,854	14,837	14,837	14,498
2.2 Utilities Consumer Advocate		5,073	6,806	6,806	6,662
2.3 Land Titles		10,009	8,994	9,594	18,023
2.4 Motor Vehicles		16,511	15,457	14,457	15,105
2.5 Other Registry Services		5,914	16,156	12,456	6,950
	Sub-total	55,361	62,250	58,150	61,238

3 Data, Information and Privacy Services		35,236	34,198	35,198	38,798

4 Financial and Administrative Shared Services
4.1 Procurement and Administration Services		28,049	31,075	31,075	30,228
4.2 Financial and Employee Services		16,346	13,421	14,021	13,294
4.3 Business Services Systems		79,032	32,194	36,894	31,600
	Sub-total	123,427	76,690	81,990	75,122

5 Technology, Digital Delivery and Cybersecurity Services
5.1 Technology Support and Operations		232,690	272,233	295,033	264,989
5.2 Digital Delivery and Innovation		78,761	67,445	67,445	69,219
5.4 Cybersecurity Services		8,062	8,914	8,914	8,874
	Sub-total	319,513	348,592	371,392	343,082

CAPITAL GRANTS
5 Technology, Digital Delivery and Cybersecurity Services
5.1 Technology Support and Operations		-	-	-	150,000

Total		540,465	529,051	554,051	675,515

195	Service Alberta

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2 Consumer and Registry Services
2.1 Consumer Awareness and Advocacy		59	-	-	-
2.5 Other Registry Services		5	-	-	-
	Sub-total	64	-	-	-

3 Data, Information and Privacy Services		9	-	-	-

4 Financial and Administrative Shared Services
4.1 Procurement and Administration Services		12,960	12,765	12,765	12,765

5 Technology, Digital Delivery and Cybersecurity Services
5.1 Technology Support and Operations		25,450	29,599	31,905	28,200
5.2 Digital Delivery and Innovation		22,129	29,963	48,417	29,369
5.3 Digital Strategy Initiatives		-	25,000	-	25,000
	Sub-total	47,579	84,562	80,322	82,569

Total		60,612	97,327	93,087	95,334

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITION
3 Data, Information and Privacy Services		221	400	400	400

4 Financial and Administrative Shared Services
4.1 Procurement and Administration Services		3,675	5,100	5,100	5,100

Total		3,896	5,500	5,500	5,500

CONTINGENCY VOTE BY PROGRAM
OPERATING EXPENSE
4 Financial and Administrative Shared Services
4.3 Business Services Systems		-	-	14,000	-

Total		-	-	14,000	-

Service Alberta	196

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2022-23 Estimate
1	Other Registry Services Fees charged for special reports generated from the registry information system are used to fund the production of these reports. Program 2.5	50

2	Specialty License Plates Fees collected for specialty license plates that allow Albertans to show their support for charitable organizations and are used to fund the production of the plates. Program 2.4	500

3	Residential Tenancy Dispute Resolution Service Fees collected from landlords and tenants to resolve disputes, outside of the provincial court, are used to fund the cost of this service. Program 2.1	777

4	Utilities Consumer Advocate Funding from the electrical system’s Balancing Pool and from three provincial natural gas distributors (80/20 per cent) funds the operations of the Utilities Consumer Advocate. Program 2.2	6,662

5	Services to Ministries Funding received from other ministries is used to provide cross-government services such as: administrative services, technology services, contact centres, mail services, and fleet administration. Programs 4 and 5	53,380
Total		61,369

FINANCIAL TRANSACTIONS AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Services to Ministries Funding received from other ministries is used to provide cross-government mail services. Program 4	4,200
Total		4,200

197	Service Alberta

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)		Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Consumer and Registry Services	-	25	25	25

DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Technology, Digital Delivery and Cybersecurity Services	1,816	4,000	4,000	4,000
Amortization
Consumer and Registry Services	159	1,320	1,320	1,320
Data, Information and Privacy Services	269	-	-	-
Financial and Administrative Shared Services	13,991	16,780	16,780	16,780
Technology, Digital Delivery and Cybersecurity Services	62,386	71,148	71,148	70,089
Consumption of Inventory
Ministry Support Services	86	5	5	5
Consumer and Registry Services	353	870	870	870
Data, Information and Privacy Services	290	400	400	400
Financial and Administrative Shared Services	2,900	4,225	4,225	4,225
Technology, Digital Delivery and Cybersecurity Services	16	-	-	-
Valuation Adjustments and Other Provisions
Ministry Support Services	(557)	37	37	37
Consumer and Registry Services	688	125	125	125
Data, Information and Privacy Services	293	-	-	-
Financial and Administrative Shared Services	2,737	435	435	435
Technology, Digital Delivery and Cybersecurity Services	2,229	440	440	440
Write Down or Loss on Disposal of Capital Assets
Financial and Administrative Shared Services	376	-	-	-
Technology, Digital Delivery and Cybersecurity Services	57	-	-	-

Total	88,089	99,810	99,810	98,751

Service Alberta	198

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	7,275	42	-	7,317
Consumer and Registry Services	61,238	2,340	-	63,578
Data, Information and Privacy Services	38,798	400	-	39,198
Financial and Administrative Shared Services	75,122	21,440	(28,935)	67,627
Technology, Digital Delivery and Cybersecurity Services	493,082	74,529	(42,710)	524,901
Total	675,515	98,751	(71,645)	702,621

CAPITAL INVESTMENT
Financial and Administrative Shared Services	12,765	-	-	12,765
Technology, Digital Delivery and Cybersecurity Services	82,569	-	-	82,569
Total	95,334	-	-	95,334

INVENTORY ACQUISITION
Data, Information and Privacy Services	400	-	-	400
Financial and Administrative Shared Services	5,100	-	-	5,100
Total	5,500	-	-	5,500

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	519,015	1,062	(67,645)	452,432
Operating Expense - COVID-19/Recovery Plan	6,500	-	-	6,500
Capital grants	150,000	-	-	150,000
Capital payments to related parties	-	4,000	(4,000)	-
Amortization / loss on disposal	-	88,189	-	88,189
Inventory consumption	-	5,500	-	5,500
Total	675,515	98,751	(71,645)	702,621

CAPITAL INVESTMENT	95,334	-	-	95,334

INVENTORY ACQUISITION	5,500	-	-	5,500

199	Service Alberta

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Land Titles	81,885	76,000	83,850	113,990
Motor Vehicles	523,289	530,200	533,760	542,560
Other Premiums, Fees and Licences	47,777	43,000	48,600	49,315
Utilities Consumer Advocate	5,073	6,836	6,836	6,692
Other Revenue	69,693	71,670	71,670	72,086
Ministry Total	727,717	727,706	744,716	784,643
Inter-Ministry Consolidations	(61,556)	(67,225)	(67,225)	(67,641)
Consolidated Total	666,161	660,481	677,491	717,002

EXPENSE
Ministry Support Services	6,457	7,363	7,363	7,317
Consumer and Registry Services	56,561	64,590	60,490	63,578
Data, Information and Privacy Services	36,088	34,598	35,598	39,198
Financial and Administrative Shared Services	143,431	98,130	117,430	96,562
Technology, Digital Delivery and Cybersecurity Services	386,017	424,180	446,980	567,611
Ministry Total	628,554	628,861	667,861	774,266
Inter-Ministry Consolidations	(63,362)	(71,225)	(71,225)	(71,645)
Consolidated Total	565,192	557,636	596,636	702,621
Net Operating Result	100,969	102,845	80,855	14,381

CHANGE IN CAPITAL ASSETS
INVESTMENT

Consumer and Registry Services	64	-	-	-
Data, Information and Privacy Services	9	-	-	-
Financial and Administrative Shared Services	12,960	12,765	12,765	12,765
Technology, Digital Delivery and Cybersecurity Services	47,579	84,562	80,322	82,569
Consolidated Total	60,612	97,327	93,087	95,334

AMORTIZATION	(76,805)	(89,248)	(89,248)	(88,189)
DISPOSALS OR WRITE OFFS	(433)	-	-	-
Change in Capital Assets Total	(16,626)	8,079	3,839	7,145

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITION

Data, Information and Privacy Services	221	400	400	400
Financial and Administrative Shared Services	3,675	5,100	5,100	5,100
Consolidated Total	3,896	5,500	5,500	5,500

CONSUMPTION	(3,645)	(5,500)	(5,500)	(5,500)
Change in Inventory Assets Total	251	-	-	-

Service Alberta	200

Transportation

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	863,598	1,412,152	1,050,442	1,613,985

CAPITAL INVESTMENT	1,531,951	1,533,845	1,481,941	1,547,799

FINANCIAL TRANSACTIONS	109,647	114,679	114,679	126,679

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.3	Strategic Services

Includes Strategic Policy, Finance, and Strategic Business Services which are responsible for providing policy support, financial services, strategic business planning, and reporting services.

2	Program Services and Support
2.1	Program Services

Guides investment and capital planning strategies and develops and implements procurement policies and processes; manages contracts and contract risks; and oversees new strategic procurement initiatives.

2.2	Assessment and Support Systems

Consists of multi-year contracts for data collection, inspections, assessments and functional planning studies required to support the provincial highway network and inform future transportation infrastructure needs and prioritization.

3	Traffic Safety Programs
3.1	Traffic Safety Services

Provides leadership and direction in the development and delivery of transportation safety programs, including implementing the Alberta Traffic Safety Plan and overseeing the 511 Alberta System.

3.2	Driver Safety Initiatives

Includes Mandatory Entry-Level Training (MELT) and Driver Examinations which support a comprehensive road safety strategy focused on driver education and licensing standards; as well as the Pre-Entry Program which guides compliance of new commercial carriers in a manner which is compliant with legislation relevant to the National Safety Code (NSC).

3.3	SafeRoads Alberta

Includes the administrative adjudication body responsible for impaired contravention and vehicle seizure reviews; as well as the adjudication of all other traffic-related offences, excluding those involving death or bodily harm. It also supports the continued implementation of the Justice Transformation Initiative.

3.4	Commercial Driver Grants

Provides funding support to unemployed Albertans and employers to access MELT to attract Class 1 drivers to the workforce and get Albertans back to work.

4	Grant to Alberta Transportation Safety Board

Conducted driver review hearings and independent appeals of driver, vehicle and safety decisions. The Board is also responsible for appeals of decisions and actions under the Railway (Alberta) Act.

5	Provincial Highway Maintenance
5.1	Maintenance

Includes the on-going structural and operational maintenance of all provincial highways, bridges and other infrastructure; such as snow removal, grass cutting, maintenance of highway lighting among others.

5.2	P3 Maintenance

Includes the structural and operational maintenance of all provincial ring roads.

5.3	Salt, Sand and Gravel

Purchase of salt, sand and gravel for provincial highway and bridge maintenance.

6	Municipal Transit and Transportation Grant Programs
6.1	Strategic Transportation Infrastructure Program

Provides financial assistance to smaller municipalities for developing and maintaining key transportation infrastructure that promotes economic growth and improves mobility.

Transportation	202

DESCRIPTION OF SUPPLY VOTE PROGRAMS …continued

6.2	Green Transit Incentives Program (GreenTRIP)

Provides funding support for local, regional and inter-municipal public transit projects throughout Alberta that reduce greenhouse gas emissions.

6.3	Terwillegar Expansion

Provides funding to the City of Edmonton to assist with the Terwillegar Drive expansion.

6.4	City of Edmonton 50th Street Project

Provides funding to the City of Edmonton to assist with the 50th Street project.

6.5	Calgary LRT Projects

Provides funding to the City of Calgary to assist with the construction of the Green Line LRT.

7	Municipal Water Infrastructure Grant Programs
7.1	Municipal Water Wastewater Program

Provides project-specific grants to smaller municipalities to assist in the construction of high priority municipal water supply and treatment, wastewater treatment and disposal projects.

7.2	Water for Life

Provides project-specific grants for large regional water systems to municipalities to assist larger communities in the construction of high priority municipal water supply and treatment, wastewater treatment and disposal projects.

7.3	First Nations Water Tie-In Program

Provides First Nations communities with reliable access to safe drinking-water in order to reduce or eliminate boil water advisories and to provide reliable wastewater management systems.

7.4	Redwood Meadows

Provides funds for flood protection around Redwood Meadows. This site is located on Tsuu t’ina Nation lands directly downstream of Bragg Creek and was impacted by the 2013 flooding.

7.5	Sundre Wastewater Treatment Plant

Provides a project-specific grant to assist with a wastewater treatment plant upgrade in Sundre with new and innovative technology.

8	Federal Grant Programs
8.1	Public Transit Infrastructure Fund

A federal program that provides funding to support the rehabilitation of transit systems, new capital projects, and planning and studies for future transit expansion to foster long-term transit plans.

8.2	Clean Water Wastewater Fund

A federal program that rehabilitates both water treatment and distribution infrastructure and existing wastewater and storm water treatment systems, as well as other initiatives.

8.3	Investing in Canada Infrastructure - Public Transit

Eligible municipalities can apply for funding to improve and expand existing public transit systems. This is a federal program with grant funding flowing through the department’s budget.

8.4	Investing in Canada Infrastructure - Green Infrastructure

Funds projects that protect the environment and supports Canada’s transition to a clean economy. This is a federal program with grant funding flowing through the department’s budget.

8.5	Investing in Canada Infrastructure - Rural and Northern Communities

Provides funding to support projects that improve infrastructure in small, rural and remote communities. This is a federal program with grant funding flowing through the department’s budget.

8.6	Investing in Canada Infrastructure - COVID-19 Resilience

Provides support to fund quick-start, short-term projects in response to the impacts of COVID-19. This is a federal program with grant funding flowing through the department’s budget.

9	Ring Roads
9.1	Edmonton Ring Road

The Ring Road consists of Anthony Henday Drive (Highway 216).

9.2	Calgary Ring Road

The Ring Road consists of Stoney Trail (Highway 201), West Calgary and Southwest Calgary.

203	Transportation

DESCRIPTION OF SUPPLY VOTE PROGRAMS …continued

9.3	Debt Servicing

Interest payments related to Calgary and Edmonton Ring Roads.

9.4	Debt Repayment

Principal payments related to Calgary and Edmonton Ring Roads.

10	Provincial Highway Construction Projects
10.1	Highway Twinning, Widening and Expansion

Includes final paving on newly surfaced roadways, widening of existing paved surfaces; twinning/multi-lane, bypass, and new road construction and interchanges.

10.2	Deerfoot Trail Upgrades

Alleviates traffic congestion, improves traffic flow and maintains safety on the Deerfoot Trail, which is part of the North/South Trade Corridor.

11	Bridge Construction Projects

Includes bridge replacements, deck replacements, overlays and bridge painting.

12	Provincial Highway Rehabilitation
12.1	Highway Rehabilitation Projects

Highway pavement restoration related to the provincial highway network. Also includes intersection improvements and other safety-related activities.

12.2	P3 Rehabilitation

Highway pavement restoration to avoid irreparable deterioration related to Edmonton and Calgary Ring Roads constructed under a Public-Private Partnership arrangement.

12.3	Major Maintenance

Extends the useful life of highways and bridges, such as deep mill and fill, paver patch, replacement of delineators, full depth concrete replacement, replacement of deck joint, culvert inlet and outlet replacement.

13	Water Management Projects
13.1	Water Management Infrastructure

Manages the design, construction and maintenance of new water management projects, as well as the rehabilitation and upgrading of existing water management infrastructure with the Ministry of Environment and Parks.

13.2	Springbank Off-Stream Reservoir

Includes the construction of a dry reservoir west of Calgary that will store water temporarily during a flood.

Transportation	204

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office		744	740	740	740
1.2 Deputy Minister’s Office		824	780	780	780
1.3 Strategic Services		8,333	7,970	7,970	7,644
	Sub-total	9,901	9,490	9,490	9,164
2 Program Services and Support
2.1 Program Services		19,296	21,186	21,186	20,963
2.2 Assessment and Support Systems		15,753	18,000	18,000	18,000
	Sub-total	35,049	39,186	39,186	38,963

3 Traffic Safety Programs
3.1 Traffic Safety Services		21,476	21,539	21,965	21,765
3.2 Driver Safety Initiatives		18,316	5,600	5,600	5,600
3.3 SafeRoads Alberta		2,888	8,719	8,719	9,307
3.4 Commercial Driver Grants		2,781	10,000	9,272	10,909
	Sub-total	45,461	45,858	45,556	47,581
4 Grant to Alberta Transportation Safety Board		1,889	-	-	-

5 Provincial Highway Maintenance
5.1 Maintenance		287,031	237,150	244,150	264,755
5.2 P3 Maintenance		71,734	76,661	76,661	80,261
	Sub-total	358,765	313,811	320,811	345,016
CAPITAL GRANTS
6 Municipal Transit and Transportation Grant Programs
6.1 Strategic Transportation Infrastructure Program		39,391	43,433	43,433	35,000
6.2 Green Transit Incentives Program (GreenTRIP)		25,631	29,977	29,977	17,900
6.3 Terwillegar Expansion		3,250	21,500	21,500	31,250
6.4 City of Edmonton 50th Street Project		-	-	-	14,150
6.5 Calgary LRT Projects		-	25,000	25,000	50,000
	Sub-total	68,272	119,910	119,910	148,300

7 Municipal Water Infrastructure Grant Programs
7.1 Municipal Water Wastewater Program		86,658	75,000	43,774	61,700
7.2 Water for Life		40,034	42,000	22,000	37,300
7.3 First Nations Water Tie-In Program		2,060	7,400	7,400	30,200
7.4 Redwood Meadows		32,000	-	-	-
7.5 Sundre Wastewater Treatment Plant		-	-	-	7,500
	Sub-total	160,752	124,400	73,174	136,700

205	Transportation

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)			Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
CAPITAL GRANTS ...continued
8 Federal Grant Programs
8.1 Public Transit Infrastructure Fund		46,909	20,984	9,602	7,816
8.2 Clean Water Wastewater Fund		20,948	2,040	4,229	13,004
8.3 Investing in Canada Infrastructure - Public Transit		19,711	476,299	223,210	670,589
8.4 Investing in Canada Infrastructure - Green Infrastructure		1,401	36,683	32,980	34,567
8.5 Investing in Canada Infrastructure - Rural and Northern Communities		-	8,356	2,053	13,944
8.6 Investing in Canada Infrastructure - COVID-19 Resilience		-	112,467	67,573	44,894
	Sub-total	88,969	656,829	339,647	784,814
DEBT SERVICING
9 Ring Roads
9.3 Debt Servicing		94,540	102,668	102,668	103,447

Total		863,598	1,412,152	1,050,442	1,613,985

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1 Ministry Support Services
1.3 Strategic Services		3,045	687	6,963	687

9 Ring Roads
9.1 Edmonton Ring Road		242,373	87,297	34,773	12,547
9.2 Calgary Ring Road		551,573	380,807	367,809	253,203
	Sub-total	793,946	468,104	402,582	265,750

10 Provincial Highway Construction Projects
10.1 Highway Twinning, Widening and Expansion		185,197	330,646	286,894	367,046
10.2 Deerfoot Trail Upgrades		6,301	33,200	7,999	72,700
	Sub-total	191,498	363,846	294,893	439,746

11 Bridge Construction Projects		70,848	100,000	104,032	97,600

12 Provincial Highway Rehabilitation
12.1 Highway Rehabilitation Projects		385,285	425,753	420,332	424,256
12.2 P3 Rehabilitation		7,434	22,055	22,055	30,160
12.3 Major Maintenance		30,836	45,000	45,000	45,000
	Sub-total	423,555	492,808	487,387	499,416

13 Water Management Projects
13.1 Water Management Infrastructure		34,270	30,000	25,030	36,000
13.2 Springbank Off-Stream Reservoir		14,789	78,400	161,054	208,600
	Sub-total	49,059	108,400	186,084	244,600

Total		1,531,951	1,533,845	1,481,941	1,547,799

Transportation	206

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)		Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
INVENTORY ACQUISITION
5 Provincial Highway Maintenance
5.3 Salt, Sand and Gravel	53,359	50,000	50,000	57,000

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
9 Ring Roads
9.4 Debt Repayment	56,288	64,679	64,679	69,679

Total	109,647	114,679	114,679	126,679

207	Transportation

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2022-23 Estimate
1	Motor Transport Permits and Licences A portion of the revenue for Motor Transport Permits and Licences supports Alberta’s traffic volumes, the Driver Examiner Road Test Model and the Pre-Entry Program. Programs 3.1 and 3.2	9,140

2	Commercial Vehicle Decals Revenue generated from the sale and distribution of commercial vehicle decals. Program 3.1	480

3	National Safety Code The National Safety Code is a joint agreement between the federal government and the province to place standards on drivers of buses and freight trucks across the country. Program 3	426
Total		10,046

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Highway Construction and Rehabilitation Projects Various agreements exist whereby the private sector and municipalities make contributions towards capital investment in new roads, bridges, interchanges; and capital maintenance and renewal projects. Programs 10.1 and 12.1	3,000

2	Tourism Highway Signage Initiative The private sector contributes towards new investments in tourism related highway signs and structures in the province. Program 12.1	1,000
Total		4,000

Transportation	208

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Payments to Related Parties
Provincial Highway Maintenance	1,472	-	-	-
Water Management Projects	31,266	29,132	29,132	15,032
Amortization
Provincial Highway Maintenance	644,358	709,668	709,668	779,650
Consumption of Inventory
Provincial Highway Maintenance	50,694	50,000	50,000	57,000
Valuation Adjustments and Other Provisions
Ministry Support Services	(9)	-	-	-
Program Services and Support	51	-	-	-
Traffic Safety Programs	416	-	-	-
Provincial Highway Maintenance	27,075	-	35,000	20,000

Total	755,323	788,800	823,800	871,682

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Provincial Highway Construction Projects	6,541	4,777	23,805	38,481
Provincial Highway Rehabilitation	479	-	1,046	-
Alternatively Financed Capital Assets
Ring Roads	122,445	46,142	30,611	-

Total	129,465	50,919	55,462	38,481

209	Transportation

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	9,164	-	-	9,164
Program Services and Support	38,963	-	-	38,963
Traffic Safety Programs	47,581	-	-	47,581
Provincial Highway Maintenance	345,016	856,650	-	1,201,666
Municipal Transit and Transportation Grant Programs	148,300	-	-	148,300
Municipal Water Infrastructure Grant Programs	136,700	-	-	136,700
Federal Grant Programs	784,814	-	-	784,814
Water Management Projects	-	15,032	(15,032)	-
Ring Roads - Debt Servicing	103,447	-	-	103,447
Total	1,613,985	871,682	(15,032)	2,470,635

CAPITAL INVESTMENT
Ministry Support Services	687	-	-	687
Ring Roads	265,750	-	-	265,750
Provincial Highway Construction Projects	439,746	38,481	-	478,227
Bridge Construction Projects	97,600	-	-	97,600
Provincial Highway Rehabilitation	499,416	-	-	499,416
Water Management Projects	244,600	-	-	244,600
Total	1,547,799	38,481	-	1,586,280

INVENTORY ACQUISITION
Provincial Highway Maintenance	57,000	-	-	57,000

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	440,724	20,000	-	460,724
Capital grants	1,069,814	-	-	1,069,814
Capital payments to related parties	-	15,032	(15,032)	-
Amortization / loss on disposal	-	779,650	-	779,650
Inventory consumption	-	57,000	-	57,000
Debt servicing costs - Capital Plan	103,447	-	-	103,447
Total	1,613,985	871,682	(15,032)	2,470,635

CAPITAL INVESTMENT	1,547,799	38,481	-	1,586,280

INVENTORY ACQUISITION	57,000	-	-	57,000

Transportation	210

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Public Transit Infrastructure Fund	46,909	20,984	9,602	7,816
Clean Water Wastewater Fund	20,948	2,040	4,229	13,004
Investing in Canada Infrastructure Program	21,343	634,005	326,016	764,194
Other Transfers from Government of Canada	29,179	31,649	41,252	43,264
Premiums, Fees and Licences	28,613	33,254	33,254	33,479
Refunds of Expense	1,017	2,575	2,575	2,575
Other Revenue	22,481	21,991	22,022	22,115
Ministry Total	170,490	746,498	438,950	886,447
Inter-Ministry Consolidations	(30)	-	-	-
Consolidated Total	170,460	746,498	438,950	886,447

EXPENSE
Ministry Support Services	9,892	9,490	9,490	9,164
Program Services and Support	35,100	39,186	39,186	38,963
Traffic Safety Programs	45,877	45,858	45,556	47,581
Alberta Transportation Safety Board	2,699	-	-	-
Provincial Highway Maintenance	1,082,364	1,073,479	1,115,479	1,201,666
Municipal Transit and Transportation Grant Programs	68,272	119,910	119,910	148,300
Municipal Water Infrastructure Grant Programs	160,752	124,400	73,174	136,700
Federal Grant Programs	88,969	656,829	339,647	784,814
Water Management Projects	31,266	29,132	29,132	15,032
Ring Roads - Debt Servicing	94,540	102,668	102,668	103,447
Ministry Total	1,619,731	2,200,952	1,874,242	2,485,667
Inter-Ministry Consolidations	(33,293)	(29,132)	(29,132)	(15,032)
Consolidated Total	1,586,438	2,171,820	1,845,110	2,470,635
Net Operating Result	(1,415,978)	(1,425,322)	(1,406,160)	(1,584,188)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	3,045	687	6,963	687
Ring Roads	916,391	514,246	433,193	265,750
Provincial Highway Construction Projects	198,039	368,623	318,698	478,227
Bridge Construction Projects	70,848	100,000	104,032	97,600
Provincial Highway Rehabilitation	424,034	492,808	488,433	499,416
Water Management Projects	49,059	108,400	186,084	244,600
Consolidated Total	1,661,416	1,584,764	1,537,403	1,586,280

AMORTIZATION	(644,358)	(709,668)	(709,668)	(779,650)
Change in Capital Assets Total	1,017,058	875,096	827,735	806,630

211	Transportation

MINISTRY FINANCIAL STATEMENTS ...continued

CHANGE IN INVENTORY ASSETS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

INVENTORY ACQUISITION

Provincial Highway Maintenance	53,359	50,000	50,000	57,000
Consolidated Total	53,359	50,000	50,000	57,000

CONSUMPTION	(50,694)	(50,000)	(50,000)	(57,000)
Change in Inventory Assets Total	2,665	-	-	-

Transportation	212

Treasury Board and Finance

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate

EXPENSE	195,324	209,696	200,011	218,271

CAPITAL INVESTMENT	34	25	14	25

CONTINGENCY	-	2,500,000	213,000	1,750,000

213

DESCRIPTION OF SUPPLY VOTE PROGRAMS

1	Ministry Support Services
1.1	Minister’s Office

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

1.2	Associate Minister of Red Tape Reduction’s Office

Provides planning, coordination, administrative and strategic support to the Associate Minister of Red Tape Reduction.

1.3	Deputy Minister’s Office

Supports the Minister in achieving business plan and strategic goals of the ministry, government and public service.

1.4	Corporate Services

Provides strategic direction in financial and administrative policy, planning, compliance and reporting and is responsible for coordinating reporting documents.

2	Treasury Board Secretariat

Provides strategic financial services to develop, implement and report on government’s fiscal plan and capital plan.

3	Fiscal Planning and Economic Analysis

Monitors and provides economic analysis of major issues influencing Alberta’s economy and economic development.

4	Investment, Treasury and Risk Management
4.1	Treasury Management

Provides investment policy advice as well as portfolio planning and evaluation for the investments of the General Revenue Fund and the government endowment funds.

4.2	Risk Management and Insurance

Identifies and analyzes risk through assessment of contracts, facilities, operations and exposures.

5	Office of the Controller

Responsible for developing and managing government accounting standards and financial management policies.

6	Tax and Revenue Management

Ensures compliance with provincial tax legislation, administering tax, revenue and related benefit programs under the responsibility of the ministry, and contributing to the development of tax policy within the province.

7	Financial Sector and Pensions
7.1	Financial Sector Regulation and Policy

Responsible for the regulation and supervision of loan and trust corporations, financial institutions, insurance companies and registered private sector pension plans.

7.2	Automobile Insurance Rate Board

Responsible for regulating automobile insurance rating programs for private passenger vehicles for both basic and additional coverage in Alberta.

8	Provincial Bargaining Coordination Office

Responsible for implementing the Government of Alberta’s public sector bargaining strategy and developing bargaining mandates for all public sector employers funded by the provincial government.

9	Corporate Planning and Red Tape Reduction

Oversees the development of ministerial policies that are aligned with broader government-wide objectives and priorities.

Treasury Board and Finance	214

DESCRIPTION OF SUPPLY VOTE PROGRAMS … continued

10	Public Service Commission
10.1	Office of the Public Service Commissioner

Ensures government departments receive efficient and effective human resource services and administers Alberta’s Public Service Act, the Code of Conduct and Ethics, collective bargaining and labour relations matters.

10.2	Alberta Public Service Communications and Employee Engagement

Leads internal communications, employee engagement, and diversity and inclusion initiatives for the Alberta Public Service and leads external communications for the Public Service Commission.

10.3	Client Service Delivery

Provides human resources services and supports workforce planning and organizational effectiveness for all Government of Alberta departments through a consolidated portfolio model.

10.4	Labour Relations Policy and Programs

Represents the employer in arbitration, collective bargaining and essential services negotiations, in addition to leading the development and administration of Labour and Employment policy and programs.

10.5	Strategic Services and Public Agency Secretariat

Supports human resources policy development and workforce planning by providing workforce learning and analytics services internally within the Public Service Commission and externally to department clients.

10.6	Strategic Integration Branch

Services enterprise wide supports and is designed to facilitate transformation initiatives, business reviews and option framing, together with business program implementation.

11	Communications and Public Engagement

The Government of Alberta’s full-service communications, public relations and marketing department.

12	Gaming
12.1	Gaming Research

Benefits gaming/gambling researchers, policy makers and problem gambling prevention and treatment counselors by enhancing the understanding of gaming, prevention mechanisms and treatment programs.

12.2	Horse Racing and Breeding Renewal Program

Benefits Horse Racing Alberta and race tracks throughout Alberta by supporting operating and capital costs of race tracks facilities, breed improvement initiatives and purse enhancements.

12.3	Airport Entertainment Centres

Benefits participating Airport Authorities by granting a fixed percentage of video lottery terminal revenues generated at Airport Entertainment Centres to participating Airport Authorities.

13	Contingency / Disaster and Emergency Assistance

Upon approval by the Lieutenant Governor in Council, the Minister may either spend or transfer all or a portion of this vote to another minister for public emergencies, disasters or unanticipated costs.

14	Contingency - COVID-19

Upon approval by the Lieutenant Governor in Council, the Minister may either spend or transfer all or a portion of this vote to another minister for activities related to the COVID-19 pandemic.

15	Contingency - Recovery Plan

Upon approval by the Lieutenant Governor in Council, the Minister may either spend or transfer all or a portion of this vote to another minister for activities related to Alberta’s Recovery Plan.

215	Treasury Board and Finance

EXPENSE VOTE BY PROGRAM

(thousands of dollars)		Comparable

		2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office		913	1,055	1,055	1,055
1.2 Associate Minister of Red Tape Reduction’s Office		507	523	523	523
1.3 Deputy Minister’s Office		724	676	676	576
1.4 Corporate Services		4,725	5,292	4,742	5,132
	Sub-total	6,869	7,546	6,996	7,286

2 Treasury Board Secretariat		5,429	5,918	5,583	6,053

3 Fiscal Planning and Economic Analysis		5,281	5,842	5,342	6,378

4 Investment, Treasury and Risk Management
4.1 Treasury Management		9,652	10,443	8,938	10,633
4.2 Risk Management and Insurance		1,720	1,760	1,717	1,760
	Sub-total	11,372	12,203	10,655	12,393

5 Office of the Controller		5,025	7,428	6,228	7,456

6 Tax and Revenue Management		26,824	27,599	27,247	28,257

7 Financial Sector and Pensions
7.1 Financial Sector Regulation and Policy		6,242	5,818	6,007	6,248
7.2 Automobile Insurance Rate Board		1,216	1,309	1,120	1,309
	Sub-total	7,458	7,127	7,127	7,557

8 Provincial Bargaining Coordination Office		2,770	3,360	3,360	3,360

9 Corporate Planning and Red Tape Reduction		2,132	2,433	1,683	2,006

10 Public Service Commission
10.1 Office of the Public Service Commissioner		675	654	654	680
10.2 Alberta Public Service Communications and Employee Engagement		3,091	3,087	3,005	3,201
10.3 Client Service Delivery		27,155	31,484	30,850	32,683
10.4 Labour Relations Policy and Programs		13,474	7,616	7,424	8,098
10.5 Strategic Services and Public Agency Secretariat		13,053	16,386	14,585	16,576
10.6 Strategic Integration Branch		1,250	1,528	1,287	1,121
	Sub-total	58,698	60,755	57,805	62,359

11 Communications and Public Engagement		36,551	30,685	31,485	33,066

12 Gaming
12.1 Gaming Research		1,501	1,600	1,600	1,600
12.2 Horse Racing and Breeding Renewal Program		25,414	37,200	34,900	40,200
12.3 Airport Entertainment Centres		-	-	-	300
	Sub-total	26,915	38,800	36,500	42,100

Total		195,324	209,696	200,011	218,271

Treasury Board and Finance	216

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1 Ministry Support Services
1.4 Corporate Services	-	25	14	25

11 Communications and Public Engagement	34	-	-	-

Total	34	25	14	25

CONTINGENCY VOTE BY PROGRAM
CONTINGENCY
13 Contingency / Disaster and Emergency Assistance	-	750,000	-	1,000,000

14 Contingency - COVID-19	-	1,250,000	-	750,000

15 Contingency - Recovery Plan	-	500,000	213,000	-

Total	-	2,500,000	213,000	1,750,000

217	Treasury Board and Finance

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the programs shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2022-23 Estimate
1	Services to Ministries Funding received from other ministries used to provide collections services, such as Crown Debt Collections. Program 6	2,275

2	Horse Racing and Breeding Renewal Program Per the grant agreement with Horse Racing Alberta, a fixed percentage of slot revenues generated at Racing Entertainment Centres is granted to Horse Racing Alberta to support operating and capital cost of race tracks facilities, breed improvement initiatives and purse enhancements. Program 12.2	40,200

3	Airport Entertainment Centres Per the grant agreement with participating Airport Authorities, a fixed percentage of video lottery terminal revenues generated at Airport Entertainment Centres is granted to participating Airport Authorities. Program 12.3	300
Total		42,775

Treasury Board and Finance	218

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Interest Payments on Corporate Tax Refunds	2,824	17,000	9,000	17,000
Climate Leadership Plan – Consumer Rebates	19,696	5,000	12,000	5,000
Teachers’ Pre-1992 Pensions - Payments	490,918	487,417	487,417	485,833
Public Sector Pension - Payments	66,892	70,299	67,799	70,299
Alberta Family Employment Tax Credit	45,678	-	1,500	1,000
Scientific Research and Experimental Development Tax Credit	81,974	4,000	20,000	5,000
Motor Vehicle Accident Claims	32,756	30,617	30,617	31,396
Investment, Treasury and Risk Management	3,503	-	-	-
Tax and Revenue Management	520	590	590	590
Debt Servicing
General Debt Servicing	1,480,720	1,656,075	1,378,075	1,466,950
Capital Debt Servicing	961,000	1,068,000	983,000	1,156,000

DEPARTMENT NON-CASH AMOUNTS
Operating Expense
Grant for Concessionary Loan	23,336	-	-	-
Amortization
Motor Vehicle Accident Claims	-	131	131	131
Investment, Treasury and Risk Management	1	-	-	-
Financial Sector and Pensions	-	50	50	50
Public Service Commission	5	-	-	-
Communications and Public Engagement	15	-	-	-
Valuation Adjustments and Other Provisions
Corporate Income Tax Provision for Doubtful Accounts	109,527	25,000	42,000	20,000
Tax and Revenue Management	253	-	566	-
Motor Vehicle Accident Claims	5,545	-	6,382	-
Vacation Liability
Ministry Support Services	(283)	500	500	500
Treasury Board Secretariat	213	-	-	-
Fiscal Planning and Economic Analysis	34	-	-	-
Investment, Treasury and Risk Management	133	-	-	-
Office of the Controller	121	-	-	-
Tax and Revenue Management	222	500	500	500
Financial Sector and Pensions	95	-	-	-
Provincial Bargaining Coordination Office	27	-	-	-
Corporate Planning and Red Tape Reduction	12	-	-	-
Public Service Commission	(190)	-	-	-
Communications and Public Engagement	471	-	-	-
Pension Provisions
Change in Unfunded Pension Obligation	(183,110)	(242,000)	(265,000)	(284,000)

Total	3,142,908	3,123,179	2,775,127	2,976,249

219	Treasury Board and Finance

AMOUNTS NOT REQUIRED TO BE VOTED … continued

FINANCIAL TRANSACTIONS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
DEPARTMENT STATUTORY AMOUNTS
Loans and Advances
Agriculture Financial Services Corporation	290,725	461,000	381,432	414,932
Alberta Oil and Gas Orphan Abandonment and Reclamation Association	181,198	151,000	150,992	120,786
Alberta Petroleum Marketing Commission	1,901,729	2,320,000	2,084,329	2,314,391
Alberta School Foundation Fund	2,422,500	2,203,700	2,216,654	2,254,000
ATB Financial	1,400,000	1,614,000	1,975,000	2,218,050
Balancing Pool	203,000	133,000	192,000	117,000
Debt Repayment
Agriculture Financial Services Corporation	293,109	394,000	293,109	326,609
Alberta Oil and Gas Orphan Abandonment and Reclamation Association	181,198	181,000	150,992	120,786
Alberta Petroleum Marketing Commission	1,752,621	1,961,000	1,492,676	1,722,737
ATB Financial	1,000,000	1,040,000	1,625,000	1,868,042
Balancing Pool	203,000	203,000	192,000	117,000

Total	9,829,080	10,661,700	10,754,184	11,594,333

Treasury Board and Finance	220

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2022-23 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Ministry Support Services	7,286	500	-	(211)	7,575
Treasury Board Secretariat	6,053	-	-	-	6,053
Fiscal Planning and Economic Analysis	6,378	-	-	-	6,378
Investment, Treasury and Risk Management	12,393	-	1,805,262	(1,621,679)	195,976
Office of the Controller	7,456	-	-	-	7,456
Tax and Revenue Management	28,257	18,090	-	(2,275)	44,072
Financial Sector and Pensions	7,557	70,349	113,522	(35)	191,393
Provincial Bargaining Coordination Office	3,360	-	-	-	3,360
Corporate Planning and Red Tape Reduction	2,006	-	-	-	2,006
Public Service Commission	62,359	-	-	(2,000)	60,359
Communications and Public Engagement	33,066	-	-	-	33,066
Gaming	42,100	-	-	-	42,100
AIMCo Investment Management Services	-	-	905,208	(177,086)	728,122
Carbon Tax - Consumer Rebates	-	5,000	-	-	5,000
Teachers’ Pre-1992 Pensions - Payments	-	485,833	-	-	485,833
Motor Vehicle Accident Claims	-	31,527	-	-	31,527
Alberta Family Employment Tax Credit	-	1,000	-	-	1,000
Scientific Research and Experimental Development Tax Credits	-	5,000	-	-	5,000
Corporate Income Tax Allowance Provision	-	20,000	-	-	20,000
General Debt Servicing	-	1,466,950	500	(98,450)	1,369,000
Capital Debt Servicing	-	1,156,000	-	-	1,156,000
Change in Unfunded Pension Obligation	-	(284,000)	-	-	(284,000)
Total	218,271	2,976,249	2,824,492	(1,901,736)	4,117,276

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	-	25
Financial Sector and Pensions	-	-	3,940	-	3,940
AIMCo Investment Management Services	-	-	14,300	-	14,300
Total	25	-	18,240	-	18,265

CONTINGENCY
Contingency / Disaster and Emergency Assistance	1,000,000	-	-	-	1,000,000
Contingency - COVID-19	750,000	-	-	-	750,000
Total	1,750,000	-	-	-	1,750,000

221	Treasury Board and Finance

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE … continued

RECONCILIATION BY TYPE OF SPENDING

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2022-23 Estimate
EXPENSE
Operating expense	217,824	637,118	2,796,496	(1,803,286)	1,848,152
Operating Expense - COVID-19/Recovery Plan	447	-	-	-	447
Amortization / loss on disposal	-	181	27,496	-	27,677
Debt servicing costs - general	-	1,466,950	500	(98,450)	1,369,000
Debt servicing costs - Capital Plan	-	1,156,000	-	-	1,156,000
Pension provisions	-	(284,000)	-	-	(284,000)
Total	218,271	2,976,249	2,824,492	(1,901,736)	4,117,276

CAPITAL INVESTMENT	25	-	18,240	-	18,265

CONTINGENCY	1,750,000	-	-	-	1,750,000

Treasury Board and Finance	222

 MINISTRY FINANCIAL STATEMENTS

 STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
REVENUE
Personal Income Tax	11,256,626	11,647,000	13,261,000	13,382,000
Corporate Income Tax	3,036,579	1,891,000	3,343,000	4,040,000
Other Taxes	2,742,752	2,988,000	2,884,000	3,012,000
Transfers from Government of Canada	3,222,674	1,797,000	1,801,000	2,623,000
Investment Income	2,246,120	1,850,015	4,270,354	2,844,532
Net Income from Commercial Operations	1,888,890	2,339,532	2,539,747	2,653,000
Premiums, Fees and Licences	212,418	195,072	276,996	252,028
AIMCo Investment Management Charges	542,324	578,511	787,568	728,660
Other Revenue	101,143	95,815	91,579	96,076
Ministry Total	25,249,526	23,381,945	29,255,244	29,631,296
Inter-Ministry Consolidations	(169,156)	(177,139)	(175,195)	(169,473)
Consolidated Total	25,080,370	23,204,806	29,080,049	29,461,823

EXPENSE
Ministry Support Services	6,586	7,837	7,287	7,577
Treasury Board Secretariat	5,642	5,918	5,583	6,053
Fiscal Planning and Economic Analysis	5,315	5,842	5,342	6,378
Investment, Treasury and Risk Management	398,193	311,133	363,813	352,206
Office of the Controller	5,146	7,428	6,228	7,456
Tax and Revenue Management	30,643	45,689	37,903	46,347
Financial Sector and Pensions	175,795	186,230	181,593	191,393
Provincial Bargaining Coordination Office	2,797	3,360	3,360	3,360
Corporate Planning and Red Tape Reduction	2,144	2,433	1,683	2,006
Public Service Commission	58,513	60,755	57,805	62,359
Communications and Public Engagement	37,037	30,685	31,485	33,066
Gaming	26,915	38,800	36,500	42,100
AIMCo Investment Management Services	542,409	577,801	787,247	728,160
Carbon Tax - Consumer Rebates	19,696	5,000	12,000	5,000
Teachers’ Pre-1992 Pensions - Payments	490,918	487,417	487,417	485,833
Motor Vehicle Accident Claims	38,301	30,748	37,130	31,527
Alberta Family Employment Tax Credit	45,678	-	1,500	1,000
Scientific Research and Experimental Development Tax Credits	81,974	4,000	20,000	5,000
Corporate Income Tax Allowance Provision	109,527	25,000	42,000	20,000
General Debt Servicing	1,420,969	1,587,075	1,309,075	1,397,950
Capital Debt Servicing	961,000	1,068,000	983,000	1,156,000
Change in Unfunded Pension Obligation	(183,110)	(242,000)	(265,000)	(284,000)
Contingency / Disaster and Emergency Assistance	-	750,000	-	1,000,000
Contingency - COVID-19	-	1,250,000	-	750,000
Contingency - Recovery Plan	-	500,000	213,000	-
Ministry Total	4,282,088	6,749,151	4,365,951	6,056,771
Inter-Ministry Consolidations	(178,742)	(191,773)	(191,318)	(189,495)
Consolidated Total	4,103,346	6,557,378	4,174,633	5,867,276
Net Operating Result	20,977,024	16,647,428	24,905,416	23,594,547

223	Treasury Board and Finance

 MINISTRY FINANCIAL STATEMENTS … continued

 CHANGE IN CAPITAL ASSETS

(thousands of dollars)	Comparable

	2020-21 Actual	2021-22 Budget	2021-22 Forecast	2022-23 Estimate
INVESTMENT
Ministry Support Services	-	25	14	25
Financial Sector and Pensions	4,186	3,886	3,830	3,940
Communications and Public Engagement	34	-	-	-
AIMCo Investment Management Services	10,963	15,000	14,000	14,300
Consolidated Total	15,183	18,911	17,844	18,265

AMORTIZATION	(24,545)	(26,144)	(26,196)	(27,677)
Change in Capital Assets Total	(9,362)	(7,233)	(8,352)	(9,412)

Treasury Board and Finance	224